                                                                    EXHIBIT 10.3


                                                                  EXECUTION COPY

================================================================================



                          LOAN AND SERVICING AGREEMENT
                          Dated as of December 18, 2002


                                      Among


                                 ACE FUNDING LLC
                                   as Borrower


                             ACE CASH EXPRESS, INC.
                 in its individual capacity and as Check-Casher


                          AUTOBAHN FUNDING COMPANY LLC
                                    as Lender


                 DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK
                                FRANKFURT AM MAIN
                 as Administrative Agent and as Liquidity Agent

                                       and


                         U.S. BANK NATIONAL ASSOCIATION
                               as Collateral Agent


================================================================================

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----


ARTICLE I             LOANS......................................................................................1

         SECTION 1.01               Commitments to Lend; Limits on Lender's Obligations..........................1
         SECTION 1.02               Borrowing Procedures.........................................................2
         SECTION 1.03               Security Interest............................................................2
         SECTION 1.04               Use of Proceeds; Provision of Cash...........................................2

ARTICLE II            NOTE.......................................................................................4

         SECTION 2.01               Note.........................................................................4
         SECTION 2.02               Interest on Loans............................................................4
         SECTION 2.03               General Procedures...........................................................4
         SECTION 2.04               Commitment Fee...............................................................5
         SECTION 2.05               Transfer and Exchange of Notes...............................................5
         SECTION 2.06               Optional Redemption..........................................................5

ARTICLE III           SETTLEMENTS................................................................................5

         SECTION 3.01               Accounts; Investments........................................................5
         SECTION 3.02               Collection of Moneys.........................................................7
         SECTION 3.03               Settlement...................................................................7
         SECTION 3.04               Payments and Computations, Etc..............................................11

ARTICLE IV            YIELD PROTECTION..........................................................................12

         SECTION 4.01               Yield Protection............................................................12
         SECTION 4.02               Funding Losses..............................................................13
         SECTION 4.03               Taxes.......................................................................13

ARTICLE V             CONDITIONS OF BORROWINGS..................................................................15

         SECTION 5.01               Conditions Precedent to Initial Borrowing...................................15
         SECTION 5.02               Conditions Precedent to All Borrowings......................................17

ARTICLE VI            REPRESENTATIONS AND WARRANTIES............................................................18

         SECTION 6.01               Representations and Warranties of Borrower..................................18
         SECTION 6.02               Representations and Warranties of the Check-Casher and ACE..................21

ARTICLE VII           GENERAL COVENANTS OF THE BORROWER AND THE CHECK-CASHER....................................23

         SECTION 7.01               Affirmative Covenants of Borrower...........................................23
         SECTION 7.02               Reporting Requirements of Borrower..........................................24
         SECTION 7.03               Negative Covenants of Borrower..............................................25
         SECTION 7.04               Covenants of the Check-Casher and ACE.......................................26
         SECTION 7.05               Separate Existence..........................................................29

ARTICLE VIII          ADMINISTRATION AND COLLECTION.............................................................31

         SECTION 8.01               Check-Casher to Act.........................................................31
         SECTION 8.02               Insurance...................................................................33

         SECTION 8.03               Reporting...................................................................33
         SECTION 8.04               Books and Records...........................................................34
         SECTION 8.05               Check-Casher Representations................................................34
         SECTION 8.06               Costs of Servicing; Check-Casher's Fee......................................34
         SECTION 8.07               Successor Check-Casher; Liquidation.........................................34
         SECTION 8.08               Bailee for Collateral Agent.................................................35

ARTICLE IX            EVENTS OF DEFAULT; TERMINATION EVENTS.....................................................35

         SECTION 9.01               Events of Default...........................................................35
         SECTION 9.02               Remedies....................................................................37

ARTICLE X             THE ADMINISTRATIVE AGENT; COLLATERAL AGENT................................................38

         SECTION 10.01              Authorization and Action....................................................38
         SECTION 10.02              Administrative Agent's and Collateral Agent's Reliance, Etc.................38
         SECTION 10.03              The Liquidity Agent, the Collateral Agent, the Administrative Agent and
                                    Affiliates..................................................................39
         SECTION 10.04              Appointment and Powers of Collateral Agent..................................39
         SECTION 10.05              Collateral Agent and Employees of the Collateral Agent......................40
         SECTION 10.06              Successor Collateral Agent..................................................41

ARTICLE XI            ASSIGNMENT OF LENDER'S INTEREST...........................................................42

         SECTION 11.01              Restrictions on Assignments.................................................42
         SECTION 11.02              Rights of Assignee..........................................................42
         SECTION 11.03              Evidence of Assignment......................................................42

ARTICLE XII           INDEMNIFICATION...........................................................................43

         SECTION 12.01              Indemnities by Borrower.....................................................43
         SECTION 12.02              Indemnities by Check-Casher.................................................45
         SECTION 12.03              Indemnities by ACE..........................................................46

ARTICLE XIII          MISCELLANEOUS.............................................................................47

         SECTION 13.01              Amendments, Etc.............................................................47
         SECTION 13.02              Notices, Etc................................................................48
         SECTION 13.03              No Waiver; Remedies.........................................................48
         SECTION 13.04              Binding Effect; Survival....................................................48
         SECTION 13.05              Costs, Expenses and Taxes...................................................48
         SECTION 13.06              No Proceedings..............................................................49
         SECTION 13.07              Confidentiality.............................................................49
         SECTION 13.08              Captions and Cross References...............................................50
         SECTION 13.09              Integration.................................................................50
         SECTION 13.10              Governing Law...............................................................51
         SECTION 13.11              Waiver of Jury Trial........................................................51
         SECTION 13.12              Consent to Jurisdiction; Waiver of Immunities...............................51
         SECTION 13.13              Execution in Counterparts; Severability.....................................51
         SECTION 13.14              No Recourse Against Certain Parties.........................................52

                                   APPENDICES

APPENDIX A                 Definitions

                                    SCHEDULES

SCHEDULE I                 Vault Collection Accounts

SCHEDULE II                SSMs and Locations

SCHEDULE III               Excluded SSMs and Locations

SCHEDULE IV                Insurance Schedule

SCHEDULE V                 Check Cashing Fees



                                    EXHIBITS

EXHIBIT 1.02               Form of Borrowing Notice

EXHIBIT 2.01               Form of Note

EXHIBIT 5.01(n)            Form of SSM Acknowledgment

EXHIBIT 5.01(p)            Form of Agent Bank Acknowledgment

EXHIBIT 5.01(q)            Form of Approved Tax Provider Acknowledgment

EXHIBIT 5.01(u)            Form of Company Note

EXHIBIT 5.01(v)            Form of Electronic Presentment Agreement

EXHIBIT 5.01(w)            Form of Account Control Agreement

EXHIBIT 5.01(x)            Form of Intercreditor Agreement

EXHIBIT 8.03(i)            Form of Borrowing Base Report

EXHIBIT 8.03(ii)           Form of Servicing Report


                                     ANNEXES

ANNEX I                    Form of Approved Courier Agreement

ANNEX II                   Form of Approved Vault Bank Agreement

ANNEX III                  Check-Casher's Credit and Collection Policy

ANNEX IV                   Form of Approved Cashier's Check

ANNEX V                    Form of Approved RAL Agreement

ANNEX VI                   Collateral Agent Fee Letter

                          LOAN AND SERVICING AGREEMENT

                          Dated as of December 18, 2002


         THIS IS A LOAN AND SERVICING AGREEMENT, among ACE FUNDING LLC, a Delaware limited liability company (the "Borrower"), ACE CASH EXPRESS, INC., a Texas corporation, individually ("ACE") and as Check-Casher (in such capacity, the "Check-Casher"), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the "Lender"), DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN ("DZ Bank"), as administrative agent for Lender (in such capacity, the "Administrative Agent") and as liquidity agent for Liquidity Providers (in such capacity, the "Liquidity Agent"), and U.S. BANK NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (in such capacity, the "Collateral Agent"). Unless otherwise indicated, capitalized terms used in this Agreement are defined in Appendix A.

                                   Background

         1. Borrower intends to borrow Loans from the Lender and has requested Lender and Lender has agreed, subject to the terms and conditions contained in this Agreement, to make such Loans to Borrower from time to time during the term of this Agreement. The Loans will be secured by a security interest in all of the assets of Borrower.

         2. The Check-Casher has agreed to undertake certain obligations in connection with the cashing of tax refund loan checks as set forth herein and the Borrower has agreed to provide cash inventory to the Check-Casher in exchange for the Cash Inventory Provision Fee.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                      LOANS

         SECTION 1.01 Commitments to Lend; Limits on Lender's Obligations. Upon the terms and subject to Article V and the other conditions of this Agreement, from time to time during each Usage Period and prior to the Termination Date, the Borrower may request that Lender make loans to the Borrower on a revolving basis secured by a Lien on all of the assets of Borrower (each, a "Loan") and Lender shall make such Loans; provided that no Loan shall be made by Lender if, after giving effect thereto, the sum of (1) the outstanding Face Amount of all Commercial Paper Notes issued by Lender with respect to the Transaction Documents less the aggregate amount of all interest or discount accrued on or scheduled to accrue on such Commercial Paper Notes and (2) the aggregate principal amount of all Loans funded other than through the issuance of Commercial Paper Notes (such sum, the "Facility Amount") would exceed an amount equal to the lesser of (a) $190,000,000, as such amount may be increased from time to time with the consent of the Administrative Agent (which consent shall be in the Administrative Agent's sole and absolute discretion) following the written request of the

Borrower and payment by the Borrower of the Increase Fee (the "Maximum Facility Amount") and (b) the product of the Maximum Advance Percentage and the Net Balance (the "Capital Limit").

         SECTION 1.02 Borrowing Procedures.

                  (a) Notice of Borrowing. Each Borrowing by Borrower shall be made on a Business Day on notice in writing from Borrower to the Administrative Agent (with a copy to the Collateral Agent) received by the Administrative Agent not later than 11:00 a.m. (New York City time) on the Business Day preceding the date of such proposed Borrowing. Each such notice of a proposed Borrowing shall be substantially in the form of Exhibit 1.02 (each, a "Borrowing Notice") and shall specify the amount of such Borrowing and the date on which such Borrowing is to be made. Each Borrowing made pursuant to this Section 1.02 shall have an initial principal amount of at least $1,000,000 and shall be in integral multiples of $1,000, unless otherwise approved by the Administrative Agent. Any Borrowing Request given by Borrower pursuant to this Section 1.02 shall be irrevocable and binding on Borrower.

                  (b) Funding of Borrowing. On each Borrowing Date, upon satisfaction of the applicable conditions set forth in Article V, Lender shall deposit in same day funds by wire transfer to the Trust Collection Account an amount equal to the requested Borrowing. After acknowledgement of receipt by the Borrower of such funds, the Collateral Agent will transfer such funds into one or more Vault Collection Accounts specified by the Check-Casher by written instructions (with a copy to the Lender).

                  (c) Interest Periods. In the Borrowing Notice and prior to the end of each existing Interest Period for a Loan, the Borrower may request an Interest Period for the applicable Loan of up to 30 days subject to the Administrative Agent's approval; provided, however, that following a Termination Event, Event of Default, Check-Casher Event of Default or Termination Date, the Administrative Agent shall select the Interest Periods in its sole discretion.

         SECTION 1.03 Security Interest. The Borrower hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a first priority continuing lien and security interest in all of the assets of the Borrower (including, without limitation, all of the Assets, all of the Borrower's cash and currency, accounts, chattel paper, instruments, general intangibles, deposit accounts, inventory, investment property, equipment, rights under Sections 1.04 hereof and all other personal property of Borrower), whether now owned or hereafter acquired, wherever located, and including proceeds of the foregoing (collectively, the "Pledged Collateral"). For the avoidance of doubt, the above grant shall include all amounts due and payable by any Person (including, without limitation, Approved Vault Banks, Approved Banks and Approved Couriers) to the Borrower. Such liens and security interests shall secure all of Borrower's obligations hereunder, including, without limitation, the payments of principal of, and interest on, the Note (and the Loans evidenced thereby) and all Indemnified Amounts.

         SECTION 1.04 Use of Proceeds; Provision of Cash. The Borrower covenants and agrees to use all proceeds of the Loans solely to provide Cash to the SSMs for use by the Check-

Casher in cashing Checks in the SSMs. The Check-Casher hereby covenants and agrees that the Borrower shall be the sole and exclusive source of cash for the SSMs, and until the Final Payout Date hereunder it will not permit cash from any other cash provider to be placed in the SSMs. No self-service check machine included as an SSM hereunder during any Usage Period shall be removed as an SSM hereunder without the prior written consent of the Administrative Agent. Prior to the initial Usage Period, Borrower will provide Administrative Agent a Schedule of the SSMs for such Usage Period to be attached hereto as Schedule II consisting of not less than 145 SSMs, indicating the locations thereof. Such locations shall be deemed acceptable unless Administrative Agent objects to any specific location within ten (10) Business Days of receipt of the proposed Schedule of SSMs. SSMs will not be relocated during a Usage Period. If for any reason Borrower cannot satisfy all the requirements of this Agreement as to a particular SSM, Borrower shall have the right to seek an alternative source of Cash for such SSM, provided the total number of SSM's subject hereto shall not be less than 145 during such Usage Period. Prior to the commencement of any subsequent Usage Period, Borrower will provide Administrative Agent a Schedule of the SSMs for such Usage Period to be attached as a replacement Schedule II, consisting of not less than 145 SSMs, indicating the locations thereof, with any change in such Schedule from the prior Usage Period subject to approval by the Administrative Agent. The Borrower covenants and agrees at all times to ensure that Schedule III contains a complete and accurate listing of the Excluded SSMs which will not be funded by the Borrower with Cash (any update to which shall be delivered to the Administrative Agent). ACE is expressly authorized to seek alternative sources of cash for the Excluded SSMs. The Check-Casher hereby appoints the Borrower as its cash provider for all SSMs, and the Borrower hereby accepts such appointment. At no time shall any funds from other cash providers (which, for the avoidance of doubt, shall not include funds received in respect of Checks) be placed in any SSM or the Trust Collection Account, any Vault Collection Account, any account created pursuant to Section 3.01 or any other account created in connection with this Agreement; provided, however, that for so long as the Electronic Presentment Agreement is in effect, funds representing checks cashed at the 10 Excluded SSMs funded by Texas Capital Bank, National Association's vault cash (the "Texas Capital Funds") and subject to the Electronic Presentment Agreement shall be permitted to be deposited into the Trust Collection Account for a period not to exceed one Business Day from deposit therein. The Collateral Agent shall wire to the account specified by Texas Capital Bank, National Association on each Business Day the amount specified by the Check-Casher as Texas Capital Funds in a notice to the Collateral Agent (with a copy to the Administrative Agent). The Collateral Agent will cease transferring such funds to Texas Capital Bank, National Association upon receipt of notice from the Administrative Agent to such effect and, after receipt of such notice, shall only so transfer funds upon the instruction of the Administrative Agent. The Administrative Agent shall deliver a copy of any notice of the type described in the preceding sentence to the Check-Casher simultaneously with its delivery to the Collateral Agent. As compensation to the Borrower for the provision of cash inventory hereunder, the Check-Casher shall pay to the Borrower the Cash Inventory Provision Fee as provided herein.

         The Check-Casher hereby acknowledges and agrees that all right, title and interest in and to any and all Cash provided by the Borrower for use in the SSMs and all Checks are and shall remain the sole and separate property of the Borrower and under no circumstances the property of the Check-Casher. The Check-Casher expressly acknowledges (i) that the Cash supplied to the SSMs is not, and is not intended to be, a loan from the Borrower to the Check-Casher and
(ii)
all Checks cashed by the Check-Casher shall remain the sole and separate property of the Borrower. The Check-Casher shall acquire no right, title or interest in any Cash, Checks or the proceeds thereof wherever located, including, without limitation, Checks or Cash (whether in the form of currency or otherwise) in the possession of an Approved Courier, any other agent or subcontractor of the Check-Casher or at an SSM, in the Vault Collection Account, or in any other account created in connection with this Agreement or any other Transaction Document.

                                   ARTICLE II

                                      NOTE

         SECTION 2.01 Note. The Loans shall be evidenced by a promissory note (as from time to time supplemented, extended, amended or replaced, the "Note"), substantially in the form set forth in Exhibit 2.01, with appropriate insertions, dated the date hereof, payable to the order of the Lender in the initial maximum principal amount of $190,000,000 on the Maturity Date. The entire Facility Amount shall be due and payable on each Usage Period Maturity Date. If the Maximum Facility Amount is increased pursuant to Section 1.01, the Note shall be replaced by a promissory note, substantially in the form of the existing Note, with appropriate changes to reflect an increased maximum principal amount to reflect the increased Maximum Facility Amount. Upon receipt of a replacement Note satisfactory to Lender, Lender shall cause the existing Note to be returned to the Borrower. Principal of, and interest on, the Loans shall be paid from time to time as set forth in Section 3.03. The Borrower shall have the right to prepay all or any portion of the Loans in full at any time, provided that the Borrower (i) notifies the Administrative Agent of such intention to prepay the Loans in a notice delivered at least 5 Business Days prior to the proposed date of repayment and (ii) otherwise complies with the requirements of this Section 2.01. Any such prepayment under this Section 2.01 shall be accompanied by all accrued and unpaid interest on the Loans and all other amounts then due hereunder (including all amounts due and payable under Section 4.02). Upon any prepayment in full of the Loan in conjunction with the termination of this Agreement prior to the Maturity Date, the Check-Casher agrees to pay the Lender a prepayment fee (the "Prepayment Fee") in accordance with the terms of the Fee Letter, provided that no Prepayment Fee shall be payable in the event of an optional redemption pursuant to Section 2.06. The Administrative Agent shall record in its records, or at its option on the schedule attached to the Note, the date and amount of each Loan made hereunder, the interest rate with respect thereto (as determined under Section 2.02), each repayment thereof, and the other information provided for thereon. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Note. The failure so to record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of the Borrower hereunder or under the Note to repay the principal amount of all Loans, together with all interest accruing thereon, as set forth in this Agreement.

         SECTION 2.02 Interest on Loans. Each Loan shall accrue interest during each Interest Period at a rate equal to the Interest Rate, as in effect for such Interest Period for such Loan, which interest shall be payable as set forth in
Section 3.03.

         SECTION 2.03 General Procedures. No outstanding principal balance of the Loans shall be considered reduced by any allocation, set-aside or distribution of any portion of

Collections or any other payment unless such Collections or other payment shall have been actually delivered to the applicable Secured Party pursuant hereto. No principal or interest or other amounts hereunder shall be considered paid by any distribution of any portion of Collections or any other payment if at any time such distribution or payment is rescinded or must otherwise be returned for any reason. No provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by Applicable Law.

         SECTION 2.04 Commitment Fee. In consideration of the Lender's Commitment under this Agreement, the Borrower will pay an Annual Commitment Fee to the Agent for the benefit of the Lender annually on the first day of each Usage Period pursuant to the Fee Letter.

         SECTION 2.05 Transfer and Exchange of Notes. At the option of the holder of a Note in connection with any permitted transfer or assignment of such Note, Notes may be exchanged for other Notes in authorized denominations of a like aggregate principal amount upon surrender of the Notes to be exchanged to the Borrower. Upon surrender for the transfer or exchange of any Note, the Borrower shall deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized denominations of a like aggregate principal amount dated the date of issuance thereof. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer duly executed by the holder of such Note or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of Notes.

         SECTION 2.06 Optional Redemption. On any Business Day after April 15th during any Usage Period, the Borrower shall have the right, but not the obligation, to repay the Facility Amount in whole, but not in part, on the Optional Redemption Date, provided that immediately prior to such repayment the Net Balance is less than 10% of the greatest Net Balance during such Usage Period and in connection with such repayment the Borrower pays in full all other obligations under the Transaction Documents due and payable or accrued through such date (including any amounts described in Section 4.02). Following an Optional Redemption Date, the Borrower will no longer be able to request additional Borrowings during such Usage Period and the Lender's commitment to make Loans shall be suspended until the commencement of the next following Usage Period, if any.

                                   ARTICLE III

                                   SETTLEMENTS

         SECTION 3.01 Accounts; Investments.

                  (a) Accounts.

                  On or before the first Borrowing Date, the Borrower shall establish the following accounts:

                  (i) the Trust Collection Account; and

                  (ii) the Reserve Account.

                  On or before the first Borrowing Date, there shall be established, in the name of the Collateral Agent or in the name of the Borrower, for the benefit of the Collateral Agent, a deposit account subject, in the case of any account in the name of the Borrower, to an Approved Vault Bank Agreement (each, a "Vault Collection Account") at each Approved Vault Bank (i) into which the Approved Vault Bank shall accept transfers of the proceeds of Loans and from which the applicable Approved Vault Bank shall distribute funds to the Trust Collection Account in accordance with instructions received by such Approved Vault Bank from the Collateral Agent (pursuant to instructions received from the Borrower (or its authorized agents, including the Check-Casher)) in accordance with the terms of the Transaction Documents and the applicable Approved Vault Bank Agreement, and (ii) into which the applicable Approved Vault Bank shall accept transfers of funds in respect of Collections and from which the applicable Approved Vault Bank shall distribute funds to an Approved Courier for delivery to specified SSMs in accordance with instructions received by such Approved Vault Bank from the Borrower (or its authorized agents, including the Check-Casher) in accordance with the terms of the Transaction Documents and the applicable Approved Vault Bank Agreement, until such time as the Collateral Agent instructs such Approved Vault Bank to cease such distribution of funds and to distribute funds then on deposit in the applicable Vault Collection Account only in accordance with further instructions from the Collateral Agent. The initial Vault Collection Accounts shall be as set forth on Schedule I. The parties hereto hereby authorize and direct the Collateral Agent to establish in the name of the Collateral Agent on behalf of the Secured Parties the Vault Collection Accounts listed on Schedule I and to execute and deliver the account agreements and all ancillary documents relating to such Vault Collection Accounts, in each case in the form prepared by the Check-Casher and approved by the Administrative Agent. For so long as the Electronic Presentment Agreement is in effect, Collections in respect of the Checks shall be deposited directly into the Trust Collection Account. If a Vault Collection Account is not subject to an Approved Vault Bank Agreement, it shall be subject to an account agreement in form and substance satisfactory to Administrative Agent. Until such time as such an account agreement is entered into with respect to any Vault Collection Account, notwithstanding any provision of this agreement to the contrary, all transfers and distributions of funds with respect any such account shall be made only in accordance with instructions from the Collateral Agent.

Prior to adding any additional Vault Collection Accounts, Borrower shall provide an opinion of counsel with respect to perfection issues substantially in the form of the opinion issued pursuant to Section 5.01(f) prior to the initial Borrowing and otherwise acceptable to the Administrative Agent. Borrower shall provide the Collateral Agent and the Administrative Agent with an updated
Schedule I prior to adding any additional Vault Collection Accounts.

         All such amounts in the Vault Collection Accounts, the Trust Collection Account, and the Reserve Account shall be held by each Approved Vault Bank and the Collateral Agent (in the case of the Trust Collection Account and the Reserve Account), as the case may be, in such accounts as part of the Assets as herein provided, subject to withdrawal by, or at the direction of, the Collateral Agent, Borrower or Check-Casher, in accordance with, and for the purposes specified in the provisions of, this Agreement. The Vault Collection Accounts, the Trust

Collection Account, and the Reserve Account are referred to collectively herein as the "Transaction Accounts".

                  (b) Investments. All or a portion of the amounts in the Trust Collection Account and the Reserve Account (together, the "Trust Accounts") shall be invested and reinvested by the Collateral Agent (as directed by the Borrower or the Check-Casher on its behalf as its authorized agent) in one or more Eligible Investments.

                  (c) Maturity of Investments. No investment of any amount held in the Trust Accounts shall mature later than the earlier of (i) the Business Day immediately preceding the Settlement Date which is scheduled to occur immediately following the date of investment and
         (ii) one week from the date of investment.

                  (d) Form of Investment. Any investment of any funds in the Trust Accounts shall be made under the following terms and conditions:

                           (i) each such investment shall be made in the name of
                  the Collateral Agent (in its capacity as such) or in the name of a nominee of the Collateral Agent, and

                           (ii) any certificate or other instrument evidencing
                  such investment shall be delivered directly to the Collateral Agent and endorsed in the name of the Collateral Agent and the Collateral Agent shall have sole possession of such instrument.

                  (e) Collateral Agent Not Liable The Collateral Agent shall not in any way be held liable by reason of any insufficiency in the Trust Accounts resulting from losses on investments made in accordance with the provisions of this Section 3.01 (but the Collateral Agent shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Collateral Agent shall not be liable for any investment made by it in accordance with this Section
         3.01 on the grounds that it could have made a more favorable investment.

                  (f) Reserve Account. If on any applicable Business Day amounts are not available in the Trust Collection Account (A) to make all distributions set forth in Section 3.03(c)(i) through (iii) or (B) to make all distributions set forth in Section 3.03(d)(i) through (viii), as applicable, the Collateral Agent shall withdraw funds from the Reserve Account and deposit into the Trust Collection Account the lesser of (i) such shortfall and (ii) the amounts on deposit in the Reserve Account. If after making all distributions set forth in Section 3.03(c) and (d) on a Business Day the amount on deposit in the Reserve Account exceeds the Required Reserve Level, any such excess shall be released by the Collateral Agent to the Borrower.

                  (g) Funding Cessation after Licensing Inquiry. Upon receipt of a Licensing Inquiry, if, in the reasonable judgment of the Administrative Agent it would be inadvisable for the Borrower to continue to provide Cash for SSMs in the jurisdiction whose Governmental Authority generated the Licensing Inquiry without the Borrower and/or the Check-Casher first (i) complying with that jurisdiction's Applicable Law regarding licensing or (ii) delivering an opinion of counsel acceptable to the Administrative Agent confirming that compliance with such Applicable Law is not required based on the activities of the Borrower and the Check-Casher contemplated by the Transaction Documents, then upon written notice from the Administrative Agent (x) ACE will immediately cease providing the instructions to either (I) the Collateral Agent or (II) the applicable Approved Vault Bank, in each case as contemplated by Section 8.01(f) to transfer funds to any Vault Collection Account in such jurisdiction and (y) the Collateral Agent, ACE and/or the Borrower, as may be required by the applicable account agreement, will immediately cease making any transfers of funds to any Vault Collection Account in such jurisdiction and ACE, the Collateral Agent and/or the Borrower, as may be required by the applicable account agreement, will instruct any applicable Approved Vault Bank to cease any distribution of funds and to distribute funds then on deposit in any applicable Vault Collection Account only in accordance with further instructions from the Collateral Agent.

         SECTION 3.02 Collection of Moneys. If at any time Borrower or the Check-Casher shall receive any payment on or in respect of any Asset, it shall hold such payment in trust for the benefit of the Collateral Agent and the other Secured Parties, shall segregate such payment from the other property of Borrower or the Check-Casher, as the case may be, and shall, within one Business Day of receipt, deliver such payment in the form received to the Collateral Agent for deposit into the Trust Collection Account.

         SECTION 3.03 Settlement.

                  (a) Deposit of Collections. Each of the Check-Casher and the Borrower covenants and agrees to cause all Collections to be deposited directly into either the applicable Vault Collection Account or the Trust Collection Account on each Business Day.

                  (b) Transfer of Collections. The Borrower (or its authorized agents, including the Check-Casher) shall instruct the Collateral Agent to transfer all Collections from the relevant Vault Collection Accounts into the Trust Collection Account to the extent necessary to make the distributions set forth in Sections 3.03(d), (e) and (f). The Collateral Agent shall make such transfers in accordance with instructions from the Borrower or its authorized agents.

                  (c) Daily Settlement Procedures. On each Business Day during the Usage Period that is not a Settlement Date or the Usage Period Maturity Date, amounts on deposit in the Trust Collection Account (including transfers from the Reserve Account pursuant to Section 3.01(f)) will be applied by the Collateral Agent at the written direction of the Check-Casher (or, absent such direction, at the direction of the Collateral Agent) in the following order of priority:

                           (i) To the Administrative Agent, for the benefit of
                  the Lender, accrued and unpaid interest (in accordance with Section 2.02) with respect to any Loan for which such Business Day is the last day of the applicable Interest Period for such Loan;

                           (ii) To set aside in a sub-account of the Trust
                  Collection Account an amount equal to the Accrued Facility Costs (net of amounts paid in clause (i) above) for transfer at the further direction of the Administrative Agent (whether on such day or on a subsequent day);

                           (iii) To set aside in the Trust Collection Account or
                  repay any Loans for which such Business Day is the last day of the applicable Interest Period for such Loans in an amount necessary, if any, to maintain the Advance Percentage equal to the Maximum Advance Percentage;

                           (iv) To deposit to the Reserve Account the amount (if
                  any) required for the amount on deposit in the Reserve Account to be equal to the Required Reserve Level; and

                           (v) Any remaining amounts, at the Borrower's
                  election, (A) to a Vault Collection Account, (B) to the reduction of the Facility Amount, (C) to remain in the Trust Collection Account, (D) to ACE in payment under the Company Note or (E) to the Borrower; provided, however, no such distribution shall be made if after making such distribution, the Advance Percentage would be greater than the Maximum Advance Percentage.

                  (d) Monthly Settlement Procedures. All amounts on deposit in the Trust Collection Account (including transfers from the Reserve Account pursuant to Section 3.01(f)) will be applied in the following order of priority by the Collateral Agent at the written direction of the Check-Casher (or, absent such direction, at the direction of the Collateral Agent) on each Settlement Date prior to the Usage Period Maturity Date and prior to the occurrence of a Termination Event or the Termination Date:

                           (i) To the Check-Casher, if the Check-Casher is not
                  ACE or an affiliate of ACE, the accrued and unpaid Servicing Fee;

                           (ii) To the Administrative Agent, for the benefit of
                  the Lender, accrued and unpaid interest (in accordance with Section 2.02) and Facility Fees with respect to any Loan for which such Settlement Date is the last day of the applicable Interest Period for such Loan;

                           (iii) To the Collateral Agent, the accrued and unpaid
                  Collateral Agent Fee;

                           (iv) To each Approved Courier, the accrued and unpaid
                  Approved Courier Fee;

                           (v) To each Approved Vault Bank, the accrued and
                  unpaid Approved Vault Bank Fee (to the extent not deducted by the applicable Approved Vault Bank);

                           (vi) If the Check-Casher is ACE, and no Check-Casher
                  Event of Default has occurred, to ACE, the accrued and unpaid Servicing Fee;

                           (vii) To set aside in the Trust Collection Account or
                  pay down the Facility Amount (together with any amounts described in Section 4.02 with respect to such repayment) in an amount necessary, if any, to maintain the Advance Percentage equal to the Maximum Advance Percentage;

                           (viii) To deposit to the Reserve Account the amount
                  (if any) required for the amount on deposit in the Reserve Account to be equal to the Required Reserve Level;

                           (ix) To the applicable Secured Parties, any other
                  amounts due and owing to the Secured Parties pursuant to the Transaction Documents;

                           (x) If the Check-Casher is ACE, to the Check-Casher,
                  the accrued and unpaid Servicing Fee to the extent not paid in
                  (vi) above; and

                           (xi) Any remaining amounts, at the Borrower's
                  election, (A) to a Vault Collection Account, (B) to the reduction of the Facility Amount, (C) to remain in the Trust Collection Account, (D) to ACE in payment under the Company Note or (E) to the Borrower; provided, however, no such distribution shall be made if after making such distribution, the Advance Percentage would be greater than the Maximum Advance Percentage.

                  (e) Usage Period Maturity Date and Termination Settlement Procedures. All amounts on deposit in the Trust Collection Account and the Reserve Account will be applied by the Collateral Agent at the written direction of the Check-Casher (or, absent such a direction, at the direction of the Collateral Agent) in the following order of priority on the Usage Period Maturity Date and on any Business Day after the occurrence of a Termination Event or a Termination Date:

                           (i) To the Check-Casher, if the Check-Casher is not
                  ACE or an affiliate of ACE, the accrued and unpaid Servicing Fee;

                           (ii) To the Administrative Agent for the benefit of
                  the Lender, accrued and unpaid interest (in accordance with Section 2.02) and Facility Fees in respect of all Loans;

                           (iii) To the Collateral Agent, the accrued and unpaid
                  Collateral Agent Fee;

                           (iv) To each Approved Courier, the accrued and unpaid
                  Approved Courier Fee;

                           (v) To each Approved Vault Bank, the accrued and
                  unpaid Approved Vault Bank Fee (to the extent not deducted by the applicable Approved Vault Bank);

                           (vi) To the Lender in an amount necessary to reduce
                  the Facility Amount to zero;

                           (vii) To the applicable Secured Parties, any other
                  amounts due and owing to the Secured Parties pursuant to the Transaction Documents;

                           (viii) If the Check-Casher is ACE, to the
                  Check-Casher, the accrued and unpaid Servicing Fee;

                           (ix) First, to the Borrower, the accrued and unpaid
                  Supplemental Cash Inventory Provision Fee and second, to the Check-Casher, the accrued and unpaid Check-Cashing Payment to the extent of funds available therefor; and

                           (x) To the Borrower, any remaining amounts.

         SECTION 3.04 Payments and Computations, Etc

                  (a) Payments. All amounts to be paid by the Borrower, ACE or the Check-Casher to any Secured Party hereunder shall be paid or deposited in accordance with the terms hereof no later than 2:00 p.m. (New York, New York time) on the day when due in lawful money of the United States of America in same day funds to the accounts specified by the applicable Secured Parties in writing.

                  (b) Late Payments. Borrower, ACE or Check-Casher, as applicable, shall, to the extent permitted by law, pay to the applicable Secured Party interest on all amounts not paid or deposited by such party when due hereunder at 2% per annum above the Base Rate (the "Default Rate"), payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law.

                  (c) Method of Computation. All computations of interest, yield and any fees payable hereunder shall be calculated on the basis of a year of 360 days, for the actual days elapsed; provided, however, that interest or yield calculated at the Base Rate shall be on the basis of a year of 365 days for the actual number of days elapsed.

                  (d) Check-Cashing Payment. Prior to the Final Payout Date, the Check-Cashing Payment shall be paid to the Check-Casher solely in accordance to the priority of payments set forth in Section 3.03(e)(ix) and no such Check-Cashing Payment shall be considered defaulted or delinquent if not paid solely because funds are not available therefor in accordance with Section 3.03(e)(ix). Following the Final Payout Date, the accrued and unpaid Check-Cashing Payment shall be due and payable in full.

                                   ARTICLE IV

                                YIELD PROTECTION

         SECTION 4.01 Yield Protection.

                  (a) If after the date hereof (i) Regulation D of the Board of Governors of the Federal Reserve System or (ii) any Regulatory Change:

                           (A) shall subject an Affected Party to any tax, duty
                  or other charge with respect to any Loan owned or funded by it, or any obligations or right to make Loans or to provide funding therefor, or shall change the basis of taxation of payments to the Affected Party of any interest or principal owed with respect to Loans funded in whole or in part by it or any other amounts due under this Agreement in respect of the Loans funded by it or its obligations or rights, if any, to make Loans or to provide funding therefor (except for changes in the rate of tax on the overall net income of such Affected Party imposed by the United States of America or by any jurisdiction in which such Affected Party is organized or maintains its principal executive office or an office from which it makes Loans); or

                           (B) shall impose, modify or deem applicable any
                  reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of interest on the Loans), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any Affiliate (or entity deemed by the Federal Reserve Board to be an Affiliate) of any Affected Party (to the extent such Affiliate is providing funding, liquidity or credit enhancement for the Loans), or credit extended by any Affected Party; or

                           (C) shall change the amount of capital maintained or
                  required or requested or directed to be maintained by any Affected Party; or

                           (D) shall change the rate for, or the manner in which
                  the Federal Deposit Insurance Corporation (or a successor thereto) assesses deposit insurance premiums or similar charges; or

                           (E) shall impose any other condition affecting any
                  Loan owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to make Loans or to provide funding therefor;

and the result of any of the foregoing is or would be

                  (x) to increase the cost to or to impose a cost on (i) an Affected Party funding, purchasing, making or maintaining any Loan, any purchases, reinvestments, or loans or other extensions of credit hereunder or under the Liquidity Agreement, or any commitment of such Affected Party with respect to any of the foregoing, or (ii) the

         Administrative Agent or Liquidity Agent for continuing its or Borrower's relationship with Lender,

                  (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or under the Liquidity Agreement with respect thereto, or

                  (z) in the good faith determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved, then on the first Settlement Date after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis of such demand), Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduced return.

                  (b) Each Affected Party will promptly notify Borrower and the Administrative Agent of any event of which it has knowledge which will entitle such Affected Party to compensation pursuant to this Section
         4.01. Failure or delay in giving such notification shall not constitute a waiver of such Affected Party's right to such compensation.

                  (c) In determining any amount provided for or referred to in this Section 4.01, an Affected Party may use any reasonable averaging and attribution methods that it (in its sole discretion) shall deem applicable. Any Affected Party when making a claim under this Section
         4.01 shall submit to Borrower a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of demonstrable error, be conclusive and binding upon Borrower.

                  (d) Upon receipt by an Affected Party of a refund or credit for any amounts paid by the Borrower under this Section 4.01, such Affected Party shall pay to Borrower an amount equal to the amount of such refund or credit plus any interest received by or credited to such Affected Party with respect to such refund or credit.

         SECTION 4.02 Funding Losses. In the event that any Affected Party shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Party to make or maintain any liquidity funding under the Liquidity Agreement) as a result of (i) any payment being made on any day other than on the last day of the applicable Interest Period, or (ii) any Borrowing not being made in accordance with a request therefor under Section 1.02, then, upon written notice from the Administrative Agent or the Liquidity Agent to Borrower and Check-Casher, Borrower shall pay to the applicable Affected Party the amount of such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon Borrower.

         SECTION 4.03 Taxes. (a) Any and all payments by the Borrower or the Check-Casher hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, net income taxes that are imposed by the United States and franchise taxes and net income taxes that are imposed by the state or foreign jurisdiction under the laws of which the payee is organized or conducts business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower or the Check-Casher shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lender or any Affected Party, (i) the Borrower or the Check-Casher, as the case may be, shall make an additional payment to the payee in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this section), the payee receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Check-Casher, as the case may be, shall make such deductions and (iii) the Borrower or the Check-Casher, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

                  (b) If the Lender or the applicable Affected Party is not created or organized under the laws of the United States or a political subdivision thereof, such Person shall, to the extent that it may then do so under Applicable Laws and regulations, deliver to the Borrower (with, in the case of any Affected Party, a copy to the Administrative Agent) (i) within thirty (30) days after the date hereof, or, if later, the date on which such Person becomes an Affected Party pursuant to this Agreement two (or such other number as may from time to time be prescribed by Applicable Laws or regulations) duly completed copies of IRS Form 4224 or Form 1001 (or any successor form or other certificate or statement which may be required from time to time by the relevant United States taxing authorities or Applicable Law or regulation), as appropriate, to permit the Borrower to make payments hereunder for the account of such Person, as the case may be, without deduction or withholding of income taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in any form or certificate previously delivered pursuant to this Section 4.03(b), copies (in such numbers as may from time to time be prescribed by Applicable Law or regulation) of such additional, amended or successor form, certificate or statement as may be required under Applicable Law or regulation to permit the Borrower to make payments hereunder for the account of such Person without deduction or withholding of income taxes.

                  (c) For any period with respect to which the Lender or such Affected Party has failed to provide the Borrower with the appropriate form, certificate or statement described in clause (b) of this section (except if such failure is due to a change in law occurring after the date of this Agreement), such Person, as the case may be, shall not be entitled to indemnification under clause (a) of this Section with respect to any Taxes.

                  (d) Within thirty (30) days of the written request of the Borrower therefor, the Lender or such Affected Party, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of taxes remitted hereunder.

                  (e) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender in connection with this Agreement or the funding or maintenance of the Loans hereunder, the Lender is required to compensate a bank or other financial institution providing such liquidity support, credit enhancement or other similar support in respect of taxes under circumstances similar to those described in this section then upon written demand by the Lender, the Borrower or the Check-Casher shall pay to the Lender such additional amount or amounts as may be necessary to reimburse such Lender for any amounts paid by it.

                                    ARTICLE V

                            CONDITIONS OF BORROWINGS

         SECTION 5.01 Conditions Precedent to Initial Borrowing. The initial Borrowing hereunder is subject to the condition precedent that the Administrative Agent shall have received, on or before the date of such Borrowing, the following, each (unless otherwise indicated) dated such date and in form and substance satisfactory to the Administrative Agent:

                  (a) A copy of the approval of the Board of Directors of the Check-Casher approving this Agreement and the other Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

                  (b) A good standing certificate for Borrower issued by the Secretary of State of Delaware and a good standing certificate for the Check-Casher issued by the Secretary of State of Texas;

                  (c) A certificate of the Secretary or Assistant Secretary of each of the Check-Casher and the Borrower certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it hereunder (on which certificate the Administrative Agent and the Liquidity Agent may conclusively rely until such time as they shall receive a revised certificate meeting the requirements of this Section 5.01(c));

                  (d) Execution copies of the organizational documentation of Borrower and copies of the articles of incorporation and bylaws of Check-Casher, in each case, certified by its Secretary or Assistant Secretary;

                  (e) Acknowledgment copies of proper financing statements (Form UCC-1), filed on or prior to the date of the initial Borrowing, naming Borrower as the debtor and the Collateral Agent as the secured party describing all of the assets of the Borrower filed in the state of Delaware; copies of search reports listing all effective financing statements that name Borrower as debtor and that are filed in the jurisdictions in which filings were made pursuant to the preceding clause and any other instruments or documents as may be necessary or desirable (in the opinion of the Administrative Agent) to perfect the Collateral Agent's interest in all Assets; copies of search reports listing all effective financing statements that name ACE as debtor and that are filed in Texas or other applicable States;

                  (f) Favorable opinions of counsel to Borrower and Check-Casher, regarding such items as non-consolidation, enforceability, required licensing and perfection of security interests;

                  (g) Such powers of attorney as shall be necessary to enable the Collateral Agent to collect all Cash and all other Assets;

                  (h) The Note, duly executed by Borrower;

                  (i) A pro forma Borrowing Base Report and a pro forma Servicing Report, prepared in respect of the proposed initial Borrowing;

                  (j) The Liquidity Agreement, duly executed by Lender, the Liquidity Agent, each Liquidity Provider and the other parties thereto;

                  (k) Letters from the rating agencies then rating the Commercial Paper Notes confirming that the existing ratings of the Commercial Paper Notes will remain in effect after giving effect to the transactions contemplated hereby;

                  (l) Execution copies of all agreements entered into by ACE or the Borrower relating to the SSMs and the transportation of the Cash, including, without limitation, copies of the executed (i) Approved Courier Agreements and, if any, Approved Vault Bank Agreements (ii) the AT Systems Agreement between the Borrower and AT Systems Inc., (iii) the Loomis Custodian Agreement between the Borrower and Loomis, (iv) lease agreements with respect to the SSMs, (v) the License Agreement dated as of November 22, 2000 between ACE and H&R, together with Addendum No. 1 thereto dated as of May 31, 2001 and (vi) the Joint Marketing Agreement dated as of January 11, 2001 between ACE and H&R;

                  (m) Proof of insurance reasonably acceptable to the Administrative Agent covering any theft, destruction, or other loss of Cash while such Cash is located in an SSM naming the Collateral Agent as loss payee;

                  (n) Executed copies of an acknowledgment substantially in the form of Exhibit 5.01(n) hereto from each owner or lessor of any SSM (including Diebold) and each maintenance provider (including Diebold and Fujitsu Transaction Solutions Inc.);

                  (o) [RESERVED];

                  (p) Executed copies of an acknowledgment substantially in the form of Exhibit 5.01(p) hereto from each agent bank for ACE (including Wells Fargo Bank Texas, National Association, Principal Life Insurance Company, and Travelers Express Company, Inc.);

                  (q) Executed copies of an acknowledgment substantially in the form of Exhibit 5.01(q) hereto from an Approved Tax Provider;

                  (r) Payment in full of the Annual Commitment Fee in respect of the first Usage Period and all other amounts payable under the Fee Letter on or prior to the date of the initial Borrowing;

                  (s) Confirmation satisfactory to the Administrative Agent that the Borrower has deposited $1,000,000 into the Reserve Account;

                  (t) Such other documents, opinions and certificates as the Administrative Agent may reasonably request;

                  (u) The Borrower shall have executed and delivered the Company Note to the Check-Casher;

                  (v) The Borrower, the Check-Casher, H&R, Household Tax Masters and Imperial Capital Bank shall have executed and delivered the Electronic Presentment Agreement substantially in the form of Exhibit 5.01(v) hereto;

                  (w) The Borrower and the Collateral Agent shall have executed and delivered the Account Control Agreement substantially in the form of Exhibit 5.01(w) hereto; and

                  (x) The Collateral Agent and Texas Capital Bank, National Association shall have executed and delivered the Intercreditor Agreement substantially in the form of Exhibit 5.01(x) hereto.

         SECTION 5.02 Conditions Precedent to All Borrowings. Each Borrowing (including the initial Borrowing) hereunder shall be subject to the further conditions precedent that on the date of such Borrowing the following statements shall be true (and Borrower by accepting the amount of such Borrowing shall be deemed to have certified that):

                  (a) the representations and warranties contained in Sections
         6.01 and 6.02 are correct in all material respects on and as of such day as though made on and as of such day (and shall be deemed to have been made on such day);

                  (b) no event has occurred and is continuing, or would result from such Borrowing, that constitutes an Event of Default, Check-Casher Event of Default or Unmatured Event of Default;

                  (c) after giving effect to each proposed Borrowing, no Program Deficiency will exist;

                  (d) the Termination Date has not occurred and no Termination Event has occurred and is continuing;

                  (e) the Borrower shall have delivered an executed Borrowing Notice (certified by any Vice President of the Borrower and by the Check-Casher) to the Administrative Agent;

                  (f) the Check-Casher or the Borrower shall have delivered to the Administrative Agent (i) a current list stating the identity of each Approved Courier (with a contact person and telephone number) and
         (ii) execution copies of all agreements relating to the SSMs;

                  (g) the Check-Casher or the Borrower shall have delivered to the Administrative Agent copies of such executed written consents and waivers from third parties as shall be necessary to ensure the Collateral Agent's or each Approved Courier's unfettered access to the Cash;

                  (h) no law, rule or regulation shall prohibit and no order, judgment or decree of any Governmental Authority shall prohibit or enjoin the making of such Borrowing;

                  (i) the Check-Casher shall have delivered to the Administrative Agent electronic files presenting in detail satisfactory to the Administrative Agent (i) the amount of Cash located in each SSM,
         (ii) the status of all Checks which have been deposited in SSMs and
         (iii) the status of all Checks presented to Approved Banks for payment; and

                  (j) the Administrative Agent and Liquidity Agent shall have received such other approvals, opinions and documents as they may reasonably request.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         SECTION 6.01 Representations and Warranties of Borrower. Borrower represents and warrants as follows:

                  (a) Organization and Good Standing. It has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.

                  (b) Due Qualification. It is duly qualified to do business as a foreign entity in good standing (if applicable), and has obtained all necessary licenses and approvals (including, without limitation, any license approvals or authorizations related to the cashing of checks), in all jurisdictions in which the failure to obtain such qualifications, licenses or approvals could reasonably be expected to have a Material Adverse Effect.

                  (c) Power and Authority; Due Authorization. It (i) has all necessary power, authority and legal right to (A) own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, (B) execute and deliver the Transaction Documents to which it is a party, (C) carry out the terms of the Transaction Documents, and (D) borrow the Loans and grant a security interest in its Assets on the terms and conditions herein provided and (ii) has duly authorized by all necessary action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the borrowing of the Loans and the granting of the security interest in its assets on the terms and conditions herein provided.

                  (d) Binding Obligations. Each Transaction Document to which it is a party constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e) No Conflict. The consummation of the transactions contemplated by the Transaction Documents and the fulfillment of the terms thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its organizational documentation, or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or (iii) violate any Applicable Law applicable to it or any of its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of any Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document, or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

                  (g) Judgments. No injunction, decree or other decision has been issued or made by any court, governmental agency or instrumentality thereof that prevents, and to Borrower's knowledge no threat by any person has been made that could reasonably be expected to result in any such decision that would prevent, it from conducting a significant part of its business operations.

                  (h) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by it of any Transaction Document (other than the financing statements referred to in Section 5.01(e)).

                  (i) Financial Condition. Since the date of its organization, there has been no material adverse change in the financial condition, business, business prospects or operations of the Borrower.

                  (j) Margin Regulations. The use of funds obtained by Borrower under this Agreement will not conflict with or contravene any of Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.

                  (k) Perfected Interest. Each Asset is owned by Borrower free and clear of any Lien other than any Lien created under the Transactions Documents for the benefit of the Collateral Agent. Except for the filing of the financing statements referred to in Section 5.01, no further action, including any filing or recording of any document, is necessary in order to establish, protect and perfect the first priority security interest of the Collateral Agent in the assets of Borrower. No financing statement or other instrument similar in effect covering any asset of Borrower or any interest therein is on file in any recording office except such as may be filed (i) in connection with any Lien arising solely as the result of any action taken by Collateral Agent or (ii) in favor of the Collateral Agent, for the benefit of the Secured Parties.

                  (l) Accurate Information. No Servicing Reports or other information, exhibit, financial statement, document, book, record or report furnished by or on behalf of Borrower to the Administrative Agent or Liquidity Agent in connection with any of the Transaction Documents was inaccurate in any material respect as of the date it was or (except as otherwise disclosed to the Administrative Agent or Liquidity Agent at such time) as of the date so furnished, or contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

                  (m) Offices. The chief place of business and chief executive office of Borrower are located at the address of Borrower identified on the signature pages hereof and the offices where Borrower keeps all its books, records and documents are located at such address (or at such other locations, notified to the Administrative Agent in accordance with Section 7.01(d), in jurisdictions where all action necessary to maintain the Collateral Agent's first priority perfected interest in the assets of Borrower has been taken and completed).

                  (n) Capital of Borrower. Borrower is solvent and has adequate capital for its business and undertakings.

                  (o) Investment Company Act. Borrower is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

                  (p) Legal Names. Borrower has not been known by any legal name, and has used no trade names, other than the name set forth on the signature page hereto and has not been the subject of any merger or other corporate reorganization that resulted in a change of name, identity or structure or jurisdiction of organization.

                  (q) Taxes. Borrower has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed. Borrower has paid or made adequate provisions for the payment of all taxes and all assessments made against it or any of its property (other than any amount of tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of Borrower), and no tax lien has been filed and, to

         Borrower's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

         SECTION 6.02 Representations and Warranties of the Check-Casher and ACE. Each of the Check-Casher and ACE represents and warrants as follows:

                  (a) Organization and Good Standing. It has been duly organized and is validly existing as a corporation under the laws of the state of its formation.

                  (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals (including, without limitation, any licenses, approvals or authorizations related to the cashing of checks), in all jurisdictions in which the failure to obtain such qualification, licenses or approvals could reasonably be expected to have a Material Adverse Effect.

                  (c) Power and Authority; Due Authorization. It (i) has all necessary corporate power and authority to (A) own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, (B) execute and deliver the Transaction Documents to which it is a party, and (C) carry out the terms of the Transaction Documents, and (ii) has duly authorized by all necessary corporate action its execution, delivery and performance of the Transaction Documents to which it is a party.

                  (d) Binding Obligations. Each Transaction Document to which it is a party constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e) No Violation. The consummation of the transactions contemplated by the Transaction Documents and the fulfillment of the terms thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its organizational documentation or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or (iii) violate any Applicable Law applicable to it or any of its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of any Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document, or (iii) seeking any determination or ruling that might have a Material Adverse Effect.

                  (g) Government Approvals. Other than the filing of the UCC financing statements described in Section 5.01 and other than as made or obtained prior to the date hereof, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by it of any Transaction Document.

                  (h) Judgments. No injunction, decree or other decision has been issued or made by any court, governmental agency or instrumentality thereof that prevents, and to its knowledge no threat by any person has been made that could be expected to result in any such decision that would prevent, it from conducting a significant part of its business operations other than the Consent Decree dated October 25, 2002 entered In the Matter of Ace Cash Express, Inc., Irving Texas, Agent and Bank Service Provider for Goleta National Bank.

                  (i) Accurate Information. No Servicing Report or other information, exhibit, financial statement, document, book, record or report furnished by or on behalf of it or its Affiliates to the Administrative Agent or the Liquidity Agent in connection with any of the Transaction Documents was inaccurate in any material respect as of the date it was dated or (except as otherwise disclosed to the Administrative Agent and the Liquidity Agent at such time) as of the date it was so furnished, or contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

                  (j) Offices. Its chief place of business and chief executive office are located at the address identified on the signature pages hereof, and the offices where it keeps all its books, records and documents related to the Borrower and the Assets are located at such addresses (or at such other locations, notified to the Administrative Agent at least 30 days' prior to any such change).

                  (k) Servicing Programs. No license or approval is required for the Collateral Agent's use of any program used by Check-Casher in the servicing of the Assets, other than those which have been obtained (and are assignable by the Check-Casher to the Collateral Agent or a successor Check-Casher) and are in full force and effect.

                  (l) Taxes. Check-Casher has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed. Check-Casher has paid or made adequate provisions for the payment of all taxes and all assessments made against it or any of its property (other than any amount of tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of Check-Casher), and no tax lien has been filed and, to Check-Casher's knowledge, no claim is being asserted, with respect to any such tax or other governmental charge.

                  (m) Financial Condition. Since September 30, 2002, there has been no material adverse change in its financial condition, business, business prospects or operations.

                  (n) Fee Compliance. Fees charged by ACE for use of the SSMs by customers of an Approved Tax Provider comply with all Applicable Laws governing such fees in the state in which such SSM is located.

                                   ARTICLE VII

             GENERAL COVENANTS OF THE BORROWER AND THE CHECK-CASHER

         SECTION 7.01 Affirmative Covenants of Borrower. From the date hereof until the Final Payout Date, Borrower will, unless the Administrative Agent and the Liquidity Agent shall otherwise consent in writing:

                  (a) Compliance with Laws, Etc. Comply in all material respects with all Applicable Laws (including any applicable licensing requirements), including, without limitation, those with respect to the Assets.

                  (b) Preservation of Existence. Preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.

                  (c) Audits. At any time and from time to time during regular business hours, permit the Lender, the Administrative Agent, the Liquidity Agent, the Collateral Agent and any of their respective agents or representatives, (A) to examine and make copies of and abstracts from all Borrower's books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Borrower, and (B) to visit the offices and properties of Borrower for the purpose of examining such materials described in clause (i)(A) above, and to discuss matters relating to the Assets or Borrower's performance hereunder with any of the officers or employees of Borrower having knowledge of such matters; provided, however, that (x) prior to the occurrence of an Event of Default, such reviews shall take place no more frequently than quarterly in the year in which the first Usage Period falls and semi-annually thereafter and
         (y) after the occurrence of an Event of Default, the frequency of such reviews shall be at the Administrative Agent's sole discretion; provided further that the maximum amount payable by the Borrower and ACE for expenses associated with any such audits described in this
         Section 7.01(c) and Section 7.04(c) shall be $20,000 per annum prior to the occurrence of an Event of Default.

                  (d) Maintenance of Office; Location of Records. Keep its chief place of business and chief executive office, and the offices where it keeps its records, at the address of Borrower referred to in Section 6.01(m) or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in jurisdictions where all action required to maintain the Collateral Agent's first priority perfected interest in the assets of Borrower shall have been taken and completed.

                  (e) Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Assets in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Assets (including, without limitation, records adequate to permit the daily identification of the outstanding Assets) including, in each case, electronic versions thereof.

                  (f) Use of Funds. Apply all Loan proceeds solely to provide cash for use in SSMs for the purposes of cashing Checks.

                  (g) Compliance with Agreements. Comply with the terms of each of the Approved Courier Agreements, Approved Vault Bank Agreements, all agreements with Approved Tax Providers, the Electronic Presentment Agreement and all agreements with Approved Banks, entered into in connection with the transactions contemplated by the Transaction Documents.

                  (h) Accurate Information. No Servicing Report or other information, exhibit, financial statement, document, book, record or report furnished or to be furnished by or on behalf of it or its Affiliates to the Administrative Agent or the Liquidity Agent in connection with any of the Transaction Documents was or will be inaccurate in any material respect as of the date it was or will be dated or (except as otherwise disclosed to the Administrative Agent and the Liquidity Agent at such time) as of the date it was so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

                  (i) Notice of Licensing Inquiry. Provide notice to the Administrative Agent immediately upon becoming aware of any Licensing Inquiry.

         SECTION 7.02 Reporting Requirements of Borrower. From the date hereof until the Final Payout Date, Borrower will, unless the Administrative Agent shall otherwise consent in writing, furnish to the Administrative Agent and the Liquidity Agent:

                  (a) Monthly/Quarterly Financial Statements. As soon as available and in any event within 30 days after the end of each Monthly Period during the period from January through May of each calendar year and within 45 days (or 60 days in the case of the last quarter of each fiscal year) after the end of each quarter of each fiscal year of Borrower ending in March and June of each calendar year, copies of the financial statements of Borrower prepared in conformity with GAAP (except as to the absence of footnotes), duly certified by the Borrower;

                  (b) ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which Borrower files under ERISA with the IRS, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which Borrower receives from the Pension Benefit Guaranty Corporation;

                  (c) Event of Defaults. Immediately upon becoming aware of the existence of any Event of Default or Unmatured Event of Default, a written statement of an officer of Borrower setting forth details of such event and the action that Borrower proposes to take with respect thereto;

                  (d) Termination of Other Agreements. Immediately upon receiving notice of, or becoming aware of, the cancellation or termination of any Approved Courier Agreement, Approved Vault Bank Agreement or insurance policy covering the Cash, a copy of such notice or notice of such cancellation or termination;

                  (e) Litigation and Insurance Claims. As soon as possible and in any event within two Business Days of Borrower's knowledge thereof, notice of (i) any litigation, investigation or proceeding which may exist at any time which could reasonably be expected to have a Material Adverse Effect, (ii) any material adverse development in previously disclosed litigation and (iii) any material losses with respect to any Cash for which claims have been or will be made by Borrower, the Check-Casher or any Approved Courier; and

                  (f) Other. Promptly, from time to time, such other information, documents, records or reports with respect to the assets of Borrower or the condition or operations, financial or otherwise, of Borrower as the Administrative Agent or the Liquidity Agent may from time to time reasonably request in order to protect the interests of the Secured Parties under or as contemplated by this Agreement.

         SECTION 7.03 Negative Covenants of Borrower. From the date hereof until the Final Payout Date, Borrower will not, without the prior written consent of the Administrative Agent:

                  (a) Sales, Liens, Etc. Except as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than liens created under the Transaction Documents) upon or with respect to, any of the assets of Borrower (including, without limitation, the Assets), or any interest therein, or any account to which any Collections of any Asset are sent, the Trust Collection Account, any Vault Collection Account or any right to receive income or proceeds from or in respect of any of the foregoing. It being understood that Borrower may receive funds distributed to it in accordance with Section 3.03 and distribute such funds to its members in accordance with its limited liability company agreement.

                  (b) Mergers, Acquisitions, Sales, etc. Be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets to another Person.

                  (c) Incurrence of Indebtedness. Incur or permit to exist any indebtedness or liability on account of deposits or advances or for borrowed money or for the deferred purchase price of any property or services, except (i) current accounts payable arising under the Transaction Documents, (ii) the Loans and (iii) the Company Note.

                  (d) Conduct of Business. Engage in any business or activity other than as contemplated by the Transaction Documents and activities necessary or incidental thereto.

                  (e) Organizational Documentation. Amend or revoke its organizational documentation or change its jurisdiction of organization.

                  (f) Change of Name. Change its name, corporate structure or jurisdiction of organization unless it has (i) given the Administrative Agent at least 30 days' prior written notice thereof and (ii) executed, delivered and filed such amendments to the UCC financing statements filed in connection herewith as the Administrative Agent may request, and take such other actions as are necessary or advisable to continue the perfection of the Collateral Agent's interest in the assets of Borrower.

                  (g) Limitation on Cash in Transit. Allow any amount of Cash greater than the amount for which Approved Couriers are insured under approved insurance policies to be in the possession of the Approved Couriers, in the aggregate, at any one time.

                  (h) Other Agreements. Enter into any Approved Courier Agreement, Approved Vault Bank Agreement or any other agreement with respect to the Transaction Documents which has not been approved by the Administrative Agent.

         SECTION 7.04 Covenants of the Check-Casher and ACE. From the date hereof until the Final Payout Date, each of the Check-Casher and ACE will, unless the Administrative Agent shall otherwise consent in writing:

                  (a) Preservation of Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Material Adverse Effect.

                  (b) Compliance with Laws. Comply in all material respects with all Applicable Laws (including licensing requirements).

                  (c) Audits. (i) At any time and from time to time during regular business hours, permit the Administrative Agent, the Collateral Agent, the Liquidity Agent and any of their respective agents or representatives, (A) to examine and make copies of and abstracts from all Check-Casher's books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Check-Casher relating to the Assets and (B) to visit the offices and properties of Check-Casher for the purpose of examining such materials described in clause (i)(A) next above, and to discuss matters relating to the Assets or Check-Casher's performance hereunder with any of the officers or employees of Check-Casher having knowledge of such matters; provided, however, that (x) prior to the occurrence of an Event of Default, such reviews shall take place no more frequently than quarterly in the year in which the first Usage Period falls and semi-annually thereafter and (y) after the occurrence of an Event of Default, the frequency of such reviews shall be at the Administrative Agent's sole discretion, and (ii) without limiting the provisions of clause (i) next above, from time to time on reasonable request of the Collateral Agent, the Administrative Agent or the Liquidity Agent, permit certified public accountants or other auditors acceptable to the Collateral Agent, the Administrative Agent or the Liquidity Agent to conduct, at Check-Casher's expense, not more than twice in each fiscal year, unless an Event of Default shall have occurred and be continuing in which case the reviews will be at the expense of the Check-Casher and as frequent as reasonably necessary, a review of Check-Casher's books and records with respect to the Assets; provided, however, that the maximum amount payable by the Borrower and ACE for expenses associated with such audits described in this Section 7.04(c) and of Section 7.01(c) shall be $20,000 per annum prior to the occurrence of an Event of Default.

                  (d) UCC Financing Statements. File such UCC financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate, in accordance with the terms of this Agreement to maintain the first priority perfected security interest of the Collateral Agent in the assets of Borrower.

                  (e) Notice. Deliver to the Administrative Agent and the Liquidity Agent:

                           (i) immediately upon becoming aware of the existence
                  of any Event of Default, Check-Casher Event of Default or Unmatured Event of Default, written notice describing its nature and period of existence and what action Check-Casher is taking or proposing to take with respect thereto;

                           (ii) as soon as possible or in any event within two
                  (2) Business Days of Check-Casher's knowledge thereof, notice of any litigation, investigation or proceeding which may exist at any time which could reasonably be expected to have a Material Adverse Effect and any material adverse development in previously disclosed litigation;

                           (iii) promptly, from time to time, such other
                  information, documents, records or reports respecting the Assets or condition or operations, financial or otherwise, of Check-Casher as the Administrative Agent or the Liquidity Agent may from time to time reasonably request in order to protect the interests of the Secured Parties under or as contemplated by this Agreement;

                           (iv) promptly upon the execution thereof, copies of
                  all agreements relating to the SSMs entered into by the Check-Casher in accordance with this Agreement;

                           (v) immediately upon becoming aware of any
                  cancellation or termination of any Approved Courier Agreement or Approved Vault Bank Agreement, written notice of such cancellation or termination; and

                           (vi) promptly upon the filing thereof, copies of all
                  registration statements (other than the exhibits thereto) and annual, quarterly or monthly reports that ACE files with the Securities and Exchange Commission.

                  (f) Quarterly and Annual Financial Statements. Furnish to the Administrative Agent:

                           (i) As soon as available and in any event within 45
                  days (or 60 days in the case of the last quarter of each fiscal year) after the end of each quarter of each fiscal year of ACE, copies of the consolidated financial statements of ACE prepared in conformity with GAAP (except as to the absence of footnotes), duly certified by the chief financial officer of ACE; and

                           (ii) As soon as available and in any event within 90
                  days after the end of each fiscal year of ACE, copies of the audited consolidated and consolidating financial statements of ACE (which shall include the Borrower) prepared in conformity with GAAP, duly certified by independent certified public accountants of recognized standing selected by ACE;

                  (g) Other Agreements. Only enter into Approved Courier Agreements, Approved Vault Bank Agreements and other agreements with respect to the SSMs which have been approved by the Administrative Agent.

                  (h) SSM Cash Maximums. Not to permit Cash in excess of $300,000 to be placed in, or to remain for a period in excess of one Business Day in, any SSM.

                  (i) Restricted Access. Not to permit any Person other than an Approved Courier or a maintenance provider which has signed an acknowledgment in a form acceptable to the Administrative Agent to have access to Cash or Checks in any SSM.

                  (j) Notice of Financing Defaults. Deliver a notice to the Administrative Agent and the Liquidity Agent within one Business Day of
         (A) becoming aware of any "default", "event of default" or other similar event (including any event which with the lapse of time or giving of notice or both would become such a "default", "event of default" or other similar event) (an "SSM Financing Default") under any agreement pursuant to which ACE finances or leases an SSM or (B) receipt of notice from any SSM Lender of a notice of an SSM Financing Default under any agreement pursuant to which ACE finances or leases an SSM, in each case, without giving effect to any cure periods set forth in such agreements. Such notice shall include a description of the applicable event, a copy of the notice, if any, received from the applicable SSM Lender, and a description of the steps being taken or to be taken in response to such event.

                  (k) Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Assets in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Assets (including, without limitation, records adequate to permit the daily identification of the outstanding Assets).

                  (l) Disposition of Cash. Under no circumstances direct any Cash to be deposited into any account other than a Vault Collection Account or a Trust Account.

                  (m) SSM Cash Recipients. Ensure that the SSMs will be configured and operated at all times such that an SSM shall dispense Cash only to a Tax Filer who deposits a Check in exchange therefor, who enters a valid personal identification number provided to such Tax Filer by an Approved Tax Provider and a valid social security number and who accurately identifies and selects the Tax Filer's Mother's maiden name or such other security procedure as may be adopted by the Approved Tax Provider, prompt notice of which shall be provided to the Administrative Agent.

                  (n) Check Endorsement. Ensure that the check cashing program related to the SSMs at all times is established and operating such that each Check deposited into an SSM will be automatically endorsed: "Void ACE Cash Express Void".

                  (o) Use of Approved Couriers. In addition, no armored car carrier shall be utilized by the Check-Casher for armored car courier cash transportation services unless such Person is an Approved Courier who:

                           (i) is bonded or insured consistent with industry
                  practice in a manner acceptable to the Administrative Agent;

                           (ii) has executed and delivered to the Collateral
                  Agent an Approved Courier Agreement in which it shall have agreed, inter alia, (1) to act as bailee on behalf of the Collateral Agent while any Cash and/or Checks are in their possession and (2) to indemnify the Borrower against any loss while any Cash and/or Checks are in their possession.

                  (p) Compliance with Agreements. Comply with the terms of each of the Approved Courier Agreements, Approved Vault Bank Agreements, all agreements with each SSM Lender, all agreements with Approved Tax Providers, the Electronic Presentment Agreement and all agreements with Approved Banks entered into in connection with the transactions contemplated by the Transaction Documents.

                  (q) Accurate Information. No Servicing Report or other information, exhibit, financial statement, document, book, record or report furnished or to be furnished by or on behalf of it or its Affiliates to the Administrative Agent or the Liquidity Agent in connection with any of the Transaction Documents was or will be inaccurate in any material respect as of the date it was or will be dated or (except as otherwise disclosed to the Administrative Agent and the Liquidity Agent at such time) as of the date it was so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

                  (r) Notice of Licensing Inquiry. Provide notice to the Administrative Agent immediately upon becoming aware of any Licensing Inquiry.

         SECTION 7.05 Separate Existence. Each of the Borrower and ACE hereby acknowledges that the Secured Parties are entering into the transactions contemplated by the Transaction Documents in reliance upon Borrower's identity as a legal entity separate from ACE and its Affiliates. Therefore, from and after the date hereof, Borrower and ACE shall take all steps specifically required by this Agreement or reasonably required by the Administrative Agent to continue Borrower's identity as a separate legal entity and to make it apparent to third Persons that Borrower is an entity with assets and liabilities distinct from those of any other Person and is not a division of any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, each of Borrower and ACE shall take such actions as shall be required in order that:

                  (a) Borrower will be a limited liability company whose primary activities are restricted in its organizational documentation and whose purposes include borrowing funds from Lender and using such funds to provide Cash to SSMs to be used solely to provide funds to enable ACE to cash Checks, and conducting such other activities as it deems necessary or appropriate to carry out its primary activities;

                  (b) Any employee, consultant or agent of Borrower will be compensated from Borrower's funds for services provided to Borrower. Borrower will not engage any agents other than its attorneys, auditors and other professionals, and a Check-Casher and any other agent contemplated by the Transaction Documents, which Check-Casher will be fully compensated for its services by payment of the Servicing Fee and Check-Cashing Payment;

                  (c) Subject to the following sentence, Borrower will not incur any material indirect or overhead expenses for items shared with ACE (or any other Affiliate thereof) which are not reflected in the Servicing Fee and Check-Cashing Payment. To the extent, if any, that ACE (or any Affiliate thereof) shares with Borrower items of expense not reflected in the Servicing Fee and the Check-Cashing Payment, such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered;

                  (d) Borrower's operating expenses will not be paid by ACE or any other Affiliate thereof;

                  (e) Borrower will have its own stationery separate from that of any other Person;

                  (f) Borrower's books and records will be maintained separately from those of any other Person;

                  (g) All financial statements of any Person that are consolidated to include Borrower will contain detailed notes clearly stating that (A) all of Borrower's assets are owned by Borrower, and
         (B) Borrower is a separate entity with creditors who have received security interests in Borrower's assets;

                  (h) Borrower's assets will be maintained in a manner that facilitates their identification and segregation from those of any other Person;

                  (i) Borrower will strictly observe limited liability company formalities in its dealings with ACE and any Affiliate thereof, and funds or other assets of Borrower will not be commingled with those of any other Person. Borrower shall not maintain joint bank accounts or other depository accounts to which any other Person has independent access (other than in accordance with the Transaction Documents). Borrower is not named, and has not entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of any other Person; and

                  (j) Borrower will not hold itself out to be responsible for the debts of any other Person or the decisions or actions respecting the daily business and affairs of any other Person. Borrower will immediately correct any known misrepresentation with respect to the foregoing, and it will not operate or purport to operate as an integrated single economic unit with respect to or in its dealing with any other Person.

                                  ARTICLE VIII

                          ADMINISTRATION AND COLLECTION

         SECTION 8.01 Check-Casher to Act. Borrower hereby appoints ACE as Check-Casher to perform the duties with respect to the providing of Borrower's Cash to SSMs and the administration and allocation of Checks, Cash and Collections in and among certain Transaction Accounts as contemplated by this Agreement. Such services shall include:

                  (a) enforcing the Borrower's rights under Approved Vault Bank Agreements, Approved Courier Agreements and any other agreements necessary to provide cash for the SSMs;

                  (b) making claims under any insurance policies covering the Cash;

                  (c) preparing reports with respect to the Vault Collection Accounts, Reserve Account and Trust Collection Account activity and Cash maintenance;

                  (d) maintaining a list of (A) the location of each SSM receiving Cash and (B) each Approved Courier (with a contact person and telephone number);

                  (e) maintaining records with respect to the amount of Cash located in each SSM at any time;

                  (f) (i) instructing the Collateral Agent on each Business Day during the Usage Period, with a copy to the Borrower and the Administrative Agent as to (A) the amounts of Cash to be transferred from the Trust Collection Account to the Vault Collection Accounts for distribution to the applicable Approved Couriers, and (B) the amounts of Cash to be transferred from the Vault Collection Accounts to the Trust Collection Account and (ii) causing Cash to be transferred from the Vault Collection Accounts to the applicable Approved Couriers for delivery to the SSMs on each Business Day;

                  (g) subject to Section 9.02(d), instructing the Approved Couriers on each Business Day during the Usage Period in writing (with a copy to the Borrower and the Collateral Agent and the Administrative Agent) as necessary to (i) pick up Cash at an Approved Vault Bank and deliver such Cash to an SSM, (ii) withdraw Cash or Checks from an SSM and deliver such Cash and Checks to an Approved Vault Bank, or (iii) coordinate delivery of voided Checks to Loomis, Fargo & Co.;

                  (h) placing SSMs in the offices of Approved Tax Providers;

                  (i) programming the Check-Casher's point-of-sale check-cashing system into each SSM placed in the offices of Approved Tax Providers;

                  (j) if an Electronic Presentment Agreement is not in effect, causing the Approved Vault Bank to present to the applicable Approved Bank for payment all Checks inserted into the SSMs by Tax Filers in accordance with the Check-Casher's policies and procedures;

                  (k) causing all information as may be required by any state or federal regulatory agency related to Check-Casher's check cashing activities hereunder to be provided on a timely basis;

                  (l) performing its duties and responsibilities with respect to the Electronic Presentment Agreement, including, but not limited to:
         (i) identifying Checks valid for cashing in the SSMs by reviewing the Check Authorization File (as defined in the Electronic Presentment Agreement); (ii) providing an electronic record of each disbursement of Cash and the voiding of the corresponding Check by each SSM by generating the Check Cleared File (as defined in the Electronic Presentment Agreement) for delivery to Household Tax Masters; (iii) re-presenting electronically for payment any Checks which are not honored upon the first electronic presentment for payment; (iv) providing to the Administrative Agent on a weekly basis a report listing all Exceptions (as defined in the Electronic Presentment Agreement) generated by Household Tax Masters during the weekly period ending on the Business Day immediately preceding the date of such report; and (v) coordinating physical presentment for payment by the Collateral Agent to an Approved Bank of any Check which has not been honored after twice being presented for payment electronically; and

                  (m) providing the Collateral Agent with all information, notices, reports, other documents and agreements and directions as may be necessary to enable the Collateral Agent to perform any procedures mandated by, and otherwise comply with the provisions of, all account agreements related to the Vault Collection Accounts.

The Check-Casher shall perform, and shall have full power and authority to perform, subject to the requirements and limitations set forth in this Agreement, any and all things in connection with such servicing that are consistent with all Applicable Laws and consistent with customary practices of Check-Cashers performing similar functions, but in performing its duties hereunder, the Check-Casher will act on behalf of and for the benefit of Borrower and the Secured Parties. The Check-Casher will comply with the terms of each of the Approved Courier Agreements, Approved Vault Bank Agreements, all agreements with each SSM Lender, all agreements with each Approved Tax Provider, and all agreements with Approved Banks, entered into in connection with the transactions contemplated by the Transaction Documents. The Check-Casher represents, warrants, covenants and agrees that (i) Schedule II shall at all times reflect a complete and accurate listing of all SSMs and Schedule III shall at all times reflect a complete and accurate listing of all Excluded SSMs, and (ii) each bank at which Vault Collection Account is located is an Approved Vault Bank. Prior to the occurrence of an Event of Default or the Termination Date and subject to
Section 3.01(g), the Collateral Agent shall transfer cash as instructed by the Check Casher in accordance with Section 8.01(f).

         SECTION 8.02 Insurance. The Check-Casher shall maintain, or cause to be maintained for Borrower's account, (a) with respect to the Cash, insurance covering losses resulting from SSM malfunction, theft, fraud, fire, and any other items as may be reasonably requested by the Administrative Agent, (b) errors and omissions insurance and (c) fidelity insurance, in each case in the amounts specified in Schedule III. The Check-Casher shall (x) cause each of the insurance policies identified above to be issued by reputable insurance companies with claims paying ratings of at least "A" by Standard & Poor's and "A2" by Moody's, (y) cause each such insurance policy covering losses with respect to the Cash resulting from theft to name the Collateral Agent as loss payee and to provide that it may not be cancelled, amended or terminated without at least 30 days prior written notice to the Collateral Agent and (z) provide written notice to the Borrower and the Collateral Agent within one (1) Business Day of any cancellation, amendment or termination of any errors and omissions insurance or fidelity insurance policy described in clauses (b) or (c) above. The Check-Casher shall promptly file and shall diligently pursue any claims with respect to the Assets with the applicable insurer, and shall deposit all proceeds received in connection therewith in the Trust Collection Account within one (1) Business Day of receipt. Upon any failure of the Check-Casher to take any such actions, the Collateral Agent shall have the right to take any such actions in its place and stead and shall, at the direction of the Administrative Agent, take any such actions in its place and stead, and the Check-Casher shall cooperate with the Collateral Agent in taking any such action. Each of the Borrower and the Check-Casher covenants and agrees not to amend or terminate any such insurance policy without the prior written consent of the Administrative Agent.

         SECTION 8.03 Reporting. (a) The Check-Casher shall deliver to Borrower, the Administrative Agent, the Liquidity Agent and the Collateral Agent the following:

                           (i) On each Business Day during the Usage Period, (A)
                  a report substantially in the form of Exhibit 8.03(i) (the "Borrowing Base Report") describing the Cash withdrawal transactions that occurred at SSMs and summary data, including
                  (a) the total number of transactions involving the withdrawal of Cash from the SSMs, (b) the amount of Cash contained in the SSMs, (c) the total Cash dispensed from the SSMs, (d) the aggregate dollar amount of Checks deposited in each SSM, (e) the amount on deposit in the Trust Collection Account, each Vault Collection Account, and the Reserve Account, (B) an electronic file detailing each item of data required to perform the calculations necessary to determine whether a Program Deficiency exists, and (C) records of all Assets and other data necessary to service the Assets, in a format acceptable to the Borrower, the Collateral Agent and the Administrative Agent.

                           (ii) On the fifth day of each calendar month during
                  the Usage Period, or if any such day is not a Business Day, the next Business Day (the "Reporting Date"), a report substantially in the form of Exhibit 8.03(ii) (a "Servicing

                  Report"), including a confirmation of all Borrowing Notices for the preceding calendar month; and

                           (iii) Such other information as may be reasonably
                  requested from time to time by Borrower, the Administrative Agent or the Liquidity Agent.

         SECTION 8.04 Books and Records. The Check-Casher shall keep and maintain, or cause to be kept and maintained, accurate and complete books and records regarding its duties hereunder.

         SECTION 8.05 Check-Casher Representations. The Check-Casher covenants and agrees that each delivery of a Borrowing Base Report or Servicing Report shall be deemed to be a representation and warranty by the Check-Casher that (i) all information in such Borrowing Base Report or Servicing Report is true and accurate in all material respects (including, without limitation, that all Assets characterized as Eligible Assets therein are, in fact, Eligible Assets),
(ii) the Check-Casher is in compliance with all of its agreements and covenants set forth in the Transaction Documents, (iii) no Check-Casher Event of Default or Event of Default has occurred and is continuing, and (iv) the representations and warranties of the Check-Casher contained in the Transaction Documents are true and correct in all material respects as if made on the date of the execution of such Borrowing Base Report or Servicing Report.

         SECTION 8.06 Costs of Servicing; Check-Casher's Fee. (a) Costs of Servicing. All costs of servicing in the manner required by this Article VIII shall be borne by the Check-Casher. During the Usage Period, the Check-Casher shall be entitled to receive the servicing fee (the "Servicing Fee") in the amount described in Section 8.06(b).

                  (b) Servicing Fee; Check-Casher's Fee. The amount of the Servicing Fee which the Check-Casher shall be entitled to receive on each Settlement Date during the Usage Period and on the Usage Period Maturity Date shall be determined by multiplying (i) the average Eligible Pool Balance during the prior Monthly Period multiplied by
         (ii) 1.00% multiplied by (iii) 1/12 (pro rated in the case of the Usage Period Maturity Date). In addition, the Check-Casher shall be entitled to receive the Check-Cashing Payment in accordance Section 3.03(e)(ix).

         SECTION 8.07 Successor Check-Casher; Liquidation. Upon the occurrence of any Check-Casher Event of Default, the Termination Date, or any Event of Default, the Collateral Agent shall (i) if so directed by the Administrative Agent, designate a new Check-Casher for purposes of liquidating the facility and give notice to the Check-Casher that a new Check-Casher has been designated for such purposes or (ii) if so directed by the Administrative Agent, give notice to the Check-Casher that the Collateral Agent will assume all of the rights of the Check-Casher hereunder for purposes of liquidating the facility in accordance with Section 9.02(c) and (d). The Collateral Agent shall have no liability with respect to any obligation which was required to be performed by the Check Casher or any claim of a third party based on any alleged action or inaction by the Check-Casher. Upon receipt by the Check-Casher of any notice in accordance with clause (i) or (ii) above, it shall terminate its activities as Check-Casher hereunder in a manner that the Collateral Agent believes will facilitate the transition of the performance of such activities to a new Check-Casher or the Collateral Agent, as the case may be. All costs and expenses of the Collateral Agent or any successor Check-Casher in liquidating the facility shall be paid by the prior Check-Casher. Any new Check-Casher must agree in writing to perform the duties and obligations of the Check-Casher pursuant to the terms hereof. The Collateral Agent shall provide each Rating Agency with notice of any change in the Check-Casher.

         The Check-Casher hereby agrees to cooperate with the Collateral Agent and any successor to the Check-Casher appointed in accordance herewith in effecting the termination and transfer of the responsibilities and rights of the Check-Casher hereunder to the Collateral Agent or any successor to the Check-Casher, including, without limitation, the transfer to the Collateral Agent or to the successor to the Check-Casher, as applicable, for administration by it of all Cash and Checks which shall at the time be held by the Check-Casher or thereafter received with respect to the Assets. In addition, upon the appointment of any successor Check-Casher or the assumption by the Collateral Agent of the Check-Casher's rights and responsibilities hereunder, the Check-Casher shall obtain and/or assign to the Collateral Agent or such successor any license or approval required for the use of any program used by the Check-Casher in the servicing of the Assets. The Check-Casher hereby designates the Collateral Agent or any successor to the Check-Casher as its agent and attorney-in-fact to execute transfers of financing statements and any other filings or instruments which may be necessary or advisable to effect such transfer of the Check-Casher's responsibilities and rights hereunder.

         SECTION 8.08 Bailee for Collateral Agent. The Check-Casher hereby acknowledges that Borrower has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the assets of Borrower. If the Check-Casher has, or is deemed to have, possession of any Assets (whether in the form of cash or otherwise), the Check-Casher agrees that it shall hold all such Assets as custodian and bailee on behalf of the Collateral Agent for the purposes of perfecting the security interest of the Secured Parties in such Cash and other Assets.

                                   ARTICLE IX

                      EVENTS OF DEFAULT; TERMINATION EVENTS

         SECTION 9.01 Events of Default. The following events shall each be an "Event of Default" hereunder:

                  (a) Borrower shall fail to make any payment or deposit to be made by it hereunder when due or shall fail to pay any payment of principal or interest under the Note when due; or

                  (b) Any representation or warranty made or deemed to be made by Borrower (or any of its officers) under or in connection with this Agreement or other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made and such condition shall continue unremedied for a period of thirty (30) days after (i) written notice thereof by the Administrative Agent or (ii) Borrower has actual knowledge that such representation or warranty is false or incorrect; or

                  (c) Borrower shall fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement or any of the other Transaction Documents on its part to be performed or observed and any such failure shall remain unremedied for thirty (30) days after (i) written notice thereof shall have been given by the Administrative Agent to Borrower or (ii) Borrower has actual knowledge of such failure to perform or observe any covenant hereunder; or

                  (d) A default shall have occurred and be continuing under any instrument or agreement evidencing, securing or providing for the issuance of indebtedness for borrowed money of, or guaranteed by, Borrower or ACE (provided that, in the case of ACE, the principal of such indebtedness exceeds $250,000), which default is a default in the payment of any amount due thereunder (after giving effect to any periods of grace or right to cure) or which default if unremedied, uncured, or unwaived (with or without the passage of time or the giving of notice or both) would permit acceleration of the maturity of such indebtedness and such default shall have continued unremedied, uncured or unwaived for a period long enough to permit such acceleration; or

                  (e) An Event of Bankruptcy shall have occurred and remain continuing with respect to the Borrower or ACE ; or

                  (f) Borrower or the Check-Casher shall fail to maintain insurance in accordance with the terms of the Insurance Schedule and any such failure shall remain unremedied for five (5) Business Days or Borrower or Check-Casher shall amend or terminate any required theft/loss insurance with respect to the Cash, Checks or the SSMs without the prior written consent of the Administrative Agent; or

                  (g) (i) Any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by Borrower to the Administrative Agent prior to the date of execution and delivery of this Agreement is pending against Borrower, or for an amount greater than $250,000 against ACE or (ii) any material development not so disclosed has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, which, in the case of clause (i) or (ii), in the reasonable opinion of the Administrative Agent, has a reasonable likelihood of having a Material Adverse Effect; or

                  (h) There shall exist any event or occurrence that would reasonably be expected to cause a Material Adverse Effect; or

                  (i) The Borrower is subject to a Change in Control (which has not otherwise been approved in writing by the Administrative Agent); or

                  (j) The IRS shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of Borrower and such lien shall not have been released within five (5) Business Days, or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to
         Section 4068 of the ERISA with regard to any of the assets of Borrower or any of its Affiliates; or

                  (k) A Check-Casher Event of Default occurs and is continuing;
         or

                  (l) This Agreement shall for any reason (other than pursuant to the terms hereof) cease to create, or there shall for any reason cease to be, a valid and enforceable perfected first priority security interest in all of the assets of the Borrower (including, without limitation, all Assets) free and clear of any other Lien; or

                  (m) Borrower shall for any reason cease to have a valid and enforceable ownership interest in the Assets; or

                  (n) A Program Deficiency occurs and continues unremedied for two Business Days; or

                  (o) The Defaulted Amount exceeds $250,000; or

                  (p) The Borrower shall fail to maintain, at any time during the Usage Period, a tangible net worth (calculated in accordance with GAAP) of at least $1,000,000; or

                  (q) The Denied Checks Amount exceeds $50,000; or

                  (r) 95% of Collections during any Monthly Period do not flow directly through a Vault Collection Account or the Trust Collection Account or 100% of Collections during any Monthly Period do not flow through a Vault Collection Account or the Trust Collection Account and such failure is not cured within one Business Day of discovery of such failure by the Borrower or the Check-Casher.

         SECTION 9.02 Remedies.

                  (a) Optional Acceleration. Upon the occurrence of an Event of Default (other than an Event of Default described in Section 9.01(e)), the Administrative Agent may declare that the Termination Date has occurred and the unpaid principal amount of the Note to be due and payable immediately, by a notice in writing to Borrower, and upon any such declaration, the Termination Date shall occur and such principal amount shall be immediately due and payable, together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower.

                  (b) Automatic Acceleration. Upon the occurrence of an Event of Default described in Section 9.01(e), the Termination Date shall occur automatically and the unpaid principal amount of the Note shall automatically become due and payable, together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrower.

                  (c) Additional Remedies. Upon any acceleration of the Note pursuant to this Section 9.02, no Borrowings thereafter will be made, and the Collateral Agent and other Secured Parties shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws to a secured party, which rights shall be cumulative. Upon the acceleration of the Note, the Collateral Agent shall (unless otherwise instructed by the Majority Liquidity Providers) take all lawful action at ACE's expense (for reasonable costs and expenses) to exercise any and all rights, remedies, powers and privileges lawfully available to the Collateral Agent including, without limitation, the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by the Borrower or the Check-Casher and to exercise any other remedies available to a secured party. If an Event of Default shall have occurred and be continuing, the Collateral Agent shall (at the direction of the Administrative Agent) direct Borrower to exercise all rights, remedies, powers, privileges and claims of Borrower against the Check-Casher or any other party under or in connection with the Transaction Documents, including the right or power to take any action to compel performance or observance by the Check-Casher or such other party of its obligations to Borrower, and the right to give any consent, request, notice, direction, approval, extension or waiver in respect of any Transaction Document. If Borrower shall have failed, within five (5) Business Days of receiving the directions of the Collateral Agent, to satisfactorily undertake such directed actions, the Collateral Agent may take such previously directed actions on behalf of Borrower and the Secured Parties.

                  (d) Collateral Agent to Instruct. Upon the occurrence of an Event of Default, Termination Event or Termination Date, the Collateral Agent shall be the sole party authorized to instruct the Approved Couriers and each Approved Vault Bank as to any action to be taken with respect to Cash, Checks and Collections. Without limiting any other provision of this Section 9.02, upon the acceleration of the Notes pursuant to this Section 9.02 or upon the occurrence of a Termination Event, the Collateral Agent shall (unless otherwise instructed by the Majority Liquidity Providers) give notice to the Check-Casher, each Approved Vault Bank and each Approved Courier to cease distributing Cash and to arrange for the return within two (2) Business Days of all of the Cash and Checks in the possession of such Approved Vault Bank or Approved Courier or any SSM serviced by such Approved Courier (all such Cash to be deposited in the Trust Collection Account).

                                    ARTICLE X

                   THE ADMINISTRATIVE AGENT; COLLATERAL AGENT

         SECTION 10.01 Authorization and Action. Pursuant to agreements entered into with the Administrative Agent, Lender has appointed and authorized the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

         SECTION 10.02 Administrative Agent's and Collateral Agent's Reliance, Etc. The Administrative Agent, the Collateral Agent and their directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents (including, without limitation, the servicing, administering or collecting of Assets as Check-Casher pursuant to Section 8.01), except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, each of the Administrative Agent and the Collateral Agent: (a) may consult with legal counsel (including counsel for Borrower), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Secured Party or any other holder of any interest in Assets and shall not be responsible to any Secured Party or any such other holder for any statements, warranties or representations made in or in connection with any Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Transaction Document on the part of Borrower or the Check-Casher or to inspect the property (including the books and records) of Borrower or the Check-Casher; (d) shall not be responsible to any Secured Party or any other holder of any interest in the Assets for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone where permitted herein), consent, certificate or other instrument or writing (which may be by facsimile or telex) in good faith believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 10.03 The Liquidity Agent, the Collateral Agent, the Administrative Agent and Affiliates. The Liquidity Agent, the Collateral Agent, the Administrative Agent and any of their respective Affiliates may generally engage in any kind of business with Borrower or the Check-Casher, any of their respective Affiliates and any Person who may do business with or own securities of Borrower or the Check-Casher or any of their respective Affiliates, all as if they were not the Administrative Agent, Collateral Agent and the Liquidity Agent, respectively, and without any duty to account therefor to any Secured Party or any other holder of an interest in the Assets.

         SECTION 10.04 Appointment and Powers of Collateral Agent. The Secured Parties hereby appoint the Collateral Agent as their agent hereunder and hereby authorize the Collateral Agent to take such action on their behalf and to exercise such rights, remedies, powers and privileges hereunder as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The parties hereto agree that the Collateral Agent shall not be required to exercise any discretion or take any action or refrain from taking any action in its capacity as Collateral Agent, but shall only be required to act or refrain from acting in such capacity (and shall be fully protected in so acting or refraining from acting) upon the instruction of the Majority Liquidity Providers. The Collateral Agent shall be entitled to retain experts and to act in reliance upon the advice of such experts concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such experts selected by it. The relationship between the Collateral Agent and each of the Secured Parties is that of Collateral Agent and principal only, and nothing herein shall be deemed to constitute the Collateral Agent a trustee for any of the Secured Parties or impose on the Collateral Agent any obligations other than those for which express provision is made herein.

         If the Collateral Agent receives unclear or conflicting instructions, it shall be entitled to refrain from taking action until clear or non-conflicting instructions are received, but shall inform the instructing party or parties promptly of its decision to refrain from taking such action. Except as required by the specific terms of this Agreement, the Collateral Agent shall have no duty to exercise any right, power, remedy or privilege granted to it hereby, or to take any affirmative action hereunder, unless directed to do so by the Majority Liquidity Providers (and shall be fully protected in acting or refraining from acting pursuant to such directions which shall be binding on the Secured Parties), and shall not, without the prior approval of the Majority Liquidity Providers, waive any default on the part of Borrower or the Check-Casher. Notwithstanding anything herein to the contrary, the Collateral Agent shall not be required to take any action (i) which the Collateral Agent has determined will expose the Collateral Agent to personal or financial liability, unless indemnified to its satisfaction, or (ii) which is contrary to this Agreement, the other Transaction Documents, or Applicable Law.

         The Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been given, signed or sent by the proper Person or Persons. The Collateral Agent shall be entitled to assume that no Event of Default shall have occurred and be continuing, unless a Responsible Officer of the Collateral Agent has actual knowledge thereof or the Collateral Agent has received written notice thereof from the Secured Parties.

         Each of the Borrower and ACE hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the collateral in which an interest is granted, or is purported to be granted, hereby, without the signature of the Borrower or ACE, as the case may be, where permitted by law. The Collateral Agent shall, at the direction of the Administrative Agent, file any such financing statements or amendments thereto as the Administrative Agent may provide to the Collateral Agent; provided that absent any such instruction, the Collateral Agent shall have no obligation to file any such financing statements or amendments. In addition, Collateral Agent shall, at the direction of Borrower, file any continuation statements provided to it by Borrower, provided that absent any such instruction and the provision of such continuation statements, the Collateral Agent shall prepare and file all continuation statements necessary to maintain a first priority perfected security interest in all of the assets of Borrower which may be perfected by filing a financing statement under the UCC.

         SECTION 10.05 Collateral Agent and Employees of the Collateral Agent.

                  (a) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any duties hereunder or in the exercise of any rights and powers hereunder.

                  (b) The Collateral Agent shall have the right at any time to seek instructions from any court of competent jurisdiction. The Collateral Agent may rely on the advice of counsel and shall be held harmless for actions taken in reliance thereon.

                  (c) The Collateral Agent makes no representation as to, and shall have no responsibility for, the correctness of any statement contained in, or the validity or sufficiency of, this Agreement or any documents or instruments referred to in this Agreement or the sufficiency or effectiveness of any collateral assigned by this

         Agreement or as to or for the validity or collectibility of any obligation contemplated by this Agreement. The Collateral Agent shall not be accountable for the use or application by any person of disbursements properly made by the Collateral Agent in conformity with the provisions of this Agreement.

                  (d) The Collateral Agent may exercise any of its duties hereunder by or through Collateral Agents or employees. The possession of the Collateral by such Collateral Agents or employees shall be deemed to be the possession of the Collateral Agent.

                  (e) Each Liquidity Provider hereby agrees to indemnify and hold harmless, in accordance with its pro rata percentage of the sum of the aggregate commitments under the Liquidity Agreement, the Collateral Agent (to the extent not indemnified or reimbursed by the Check Casher or the Borrower) from and against any and all out-of-pocket costs and expenses (including reasonable fees and expenses of counsel and other experts) incurred or suffered by the Collateral Agent in its capacity as Collateral Agent hereunder (or as the account holder for any of the Vault Collection Accounts) as a result of any action taken or omitted to be taken by the Collateral Agent in such capacity or otherwise incurred or suffered by the Collateral Agent in such capacity to the extent not reimbursed by the Check Casher or the Borrower or by application of the Collateral; provided that no Liquidity Provider shall be liable for any portion of any such costs or expenses resulting from or attributable to gross negligence or willful misconduct on the part of the Collateral Agent. The obligations of each Liquidity Provider under this paragraph shall survive the termination of the Liquidity Agreement.

                  (f) The provisions of this Section shall survive the termination of this Agreement and the resignation of the Collateral Agent hereunder.

         SECTION 10.06 Successor Collateral Agent. The Collateral Agent acting hereunder at any time may resign by an instrument in writing addressed and delivered, 60 days prior to the effectiveness of such resignation, to each of the Liquidity Providers, the Administrative Agent, the Liquidity Agent, the Lender, the Borrower and the Check-Casher, and may be removed at any time with cause by an instrument in writing duly executed by or on behalf of the Majority Liquidity Providers. Subject to the provisions hereof, the Majority Liquidity Providers shall also have the right to appoint a successor to the Collateral Agent upon any such resignation or removal, by an instrument of substitution complying with the requirements of Applicable Law, or, in the absence of any such requirements, without any formality other than appointment and designation in writing. Upon the making and acceptance of such appointment, the execution and delivery by such successor Collateral Agent of a ratifying instrument pursuant to which such successor Collateral Agent agrees to assume the duties and obligations imposed on the Collateral Agent by the terms of this Agreement, and the delivery to such successor Collateral Agent of the collateral, and documents and instruments then held by the retiring Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the estate, rights, powers, remedies, privileges, immunities, indemnities, duties and obligations hereby granted to or conferred or imposed upon the retiring Collateral Agent, and one such appointment and designation shall not exhaust the right to appoint and designate further successor Collateral Agents hereunder. No removal or resignation of the Collateral Agent shall be effective unless and until a successor Collateral Agent has been duly appointed, and the appointment of such successor Collateral Agent has been accepted by such successor Collateral Agent. No Collateral Agent shall be discharged from its duties or obligations hereunder until the collateral and documents and instruments then held by such retiring Collateral Agent shall have been transferred or delivered to the successor Collateral Agent, until such retiring Collateral Agent shall have executed and delivered to the successor Collateral Agent appropriate instruments substituting such successor Collateral Agent for purposes of this Agreement and assigning the retiring Collateral Agent's interest in the collateral, to the successor Collateral Agent. If no successor Collateral Agent shall be appointed, as aforesaid, or, if appointed, shall not have accepted its appointment, within 30 days after notice of resignation or removal of the retiring Collateral Agent, then, subject to the provisions hereof, the retiring Collateral Agent may appoint a successor Collateral Agent with the written consent of the Liquidity Agent or petition any court of competent jurisdiction for the appointment of a successor collateral agent. Each such successor Collateral Agent shall provide the Check-Casher, the Borrower, ACE, the Administrative Agent, the Lender, each Liquidity Provider and the Liquidity Agent with its address and telephone numbers. Notwithstanding the resignation or removal of any Collateral Agent hereunder, the provisions of this Article X shall continue to inure to the benefit of such retiring Collateral Agent in respect of any action taken or omitted to be taken by such retiring Collateral Agent in its capacity as such while it was Collateral Agent under this Agreement. The Administrative Agent shall provide prompt notice to each Rating Agency, the Check-Casher and the Borrower of the appointment of a successor Collateral Agent.

                                   ARTICLE XI

                         ASSIGNMENT OF LENDER'S INTEREST

         SECTION 11.01 Restrictions on Assignments. Neither Borrower nor Check-Casher may assign its rights, or delegate its duties hereunder or any interest herein, without the prior written consent of the Administrative Agent. Lender may assign its rights hereunder or its Commitment or the Note to any Person without the consent of Borrower; provided, however, that if the Lender has assigned more than 50% of its Commitment hereunder to any Person other than its related Liquidity Providers, then the Borrower may prepay the facility in whole pursuant to Section 2.01 and terminate this Agreement and shall not be required to pay any Prepayment Fee; and provided, further, that prior to the occurrence of a Termination Event, the Lender may not without the prior written consent of the Borrower assign its Commitment hereunder to an entity which does not then either have a short-term unsecured debt rating or issue commercial paper with a short-term unsecured debt rating, in each case, by one or more nationally recognized rating agencies, equivalent to the rating of the Lender's commercial paper notes.

         SECTION 11.02 Rights of Assignee. Upon the assignment by Lender in accordance with this Article XI, the assignee receiving such assignment shall have all of the rights of Lender with respect to the Transaction Documents and the Assets (or such portion thereof as has been assigned).

         SECTION 11.03 Evidence of Assignment. Any assignment of the Commitment, the Note and the Assets (or any portion thereof) to any Person may be evidenced by such instruments or documents as may be satisfactory to the Lender.

                                   ARTICLE XII

                                 INDEMNIFICATION

         SECTION 12.01 Indemnities by Borrower.

                  (a) General Indemnity. Without limiting any other rights which any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify each of the Administrative Agent, the Lender, the Liquidity Providers, the Liquidity Agent, the Collateral Agent, each of their respective Affiliates, and all successors and permitted transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them as a result of a claim arising out of or relating to the Transaction Documents or the transactions contemplated thereby, excluding, however, Indemnified Amounts to the extent determined by a court of competent jurisdiction or in binding arbitration to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party. Without limiting the foregoing, Borrower shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

                           (i) the transfer by Borrower of any interest in any
                  of its assets other than the grant of a security interest granted to the Collateral Agent and the other Secured Parties, pursuant to Section 1.03 (or as otherwise permitted hereunder);

                           (ii) any representation or warranty made by Borrower
                  (or any of its officers or Affiliates) under or in connection with any Transaction Document, any information or report delivered by or on behalf of Borrower pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made (unless so disclosed at the time of delivery);

                           (iii) the failure by Borrower or the Check-Casher to
                  comply with any Applicable Law, including, without limitation, the failure to obtain and maintain in full force and effect any licenses required by any Governmental Authority or the failure to comply with all required disclosure and other regulatory requirements, in each case in connection with the Borrower's and ACE's activities contemplated by the Transaction Documents or the terms of any of the Transaction Documents;

                           (iv) the failure to vest and maintain vested in the
                  Collateral Agent a first priority perfected security interest in all of the assets of Borrower free and clear of any Lien, other than a Lien arising solely as a result of an act of the Secured Parties, whether existing at the time of any Borrowing or at any time thereafter;

                           (v) the failure to file, or any delay in filing,
                  financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to the assets of Borrower, whether at the time of any Borrowing or at any time thereafter;

                           (vi) any failure of Borrower to perform its duties or
                  obligations in accordance with the provisions of Article VII or otherwise hereunder or under any other Transaction Document;

                           (vii) any failure by Borrower to file any tax returns
                  or pay any taxes when due;

                           (viii) any tax or governmental fee, fine or charge
                  (but not including U.S. federal income taxes upon or measured by net income or state or local taxes upon or measured by net income imposed on the Indemnified Parties by the jurisdiction in which such Indemnified Party is organized or is otherwise taxable without regard to their participation in the transactions contemplated by the Transaction Documents), all interest and penalties (including, but not limited to, penalties for failure to file returns or pay amounts due) thereon or with respect thereto, and all out-of-pocket costs and expenses, including, but not limited to (i) the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the Loans or any interest in the assets of Borrower, (ii) any fees, fines or charges which may be imposed as a result of any failure to properly disclose any fees charged to any consumer in an SSM transaction and (iii) the reasonable fees and expenses incurred to file any returns required to be filed to report the same; and

                           (ix) any and all out-of-pocket costs and expenses
                  (including reasonable fees and expenses of counsel and other experts) incurred or suffered by the Collateral Agent in its capacity as the account holder for any of the Vault Collection Accounts as a result of any action taken or omitted to be taken by the Collateral Agent in such capacity or otherwise incurred or suffered by the Collateral Agent in such capacity, including, without limitation, all cost and expense associated with the establishment and maintenance of the Vault Collection Accounts, to the extent not reimbursed by application of the Collateral; provided that the Borrower shall not be liable for any portion of any such costs or expenses resulting from or attributable to gross negligence or willful misconduct on the part of the Collateral Agent.

                  (b) Contest of Tax Claim; After-Tax Basis. If any Indemnified Party shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from Borrower under Section 12.01(a)(viii), such Indemnified Party shall give prompt and timely notice of such attempt to Borrower and Borrower shall have the right, at its expense, to participate in any proceedings resisting or objecting to the imposition or collection of any such tax, governmental fee or charge. Failure or delay in giving such notification shall not constitute a waiver of such Indemnified Party's right to such compensation; provided, that such Indemnified Party shall not be entitled to compensation under this Section 12.01 for any Indemnified Amounts incurred or suffered with respect to any date unless such Indemnified Party shall have notified the Borrower not more than 90 days after the applicable Indemnified Party shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from Borrower under
         Section 12.01(a)(vii). Indemnification hereunder shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by income or profits which is or was payable by the Indemnified Party.

                  (c) Contribution. If for any reason the indemnification provided above in this Section 12.01 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

                  (d) Available Funds. Payments by Borrower under this Section
         12.01 shall be paid solely to the extent funds are available pursuant to the priorities set forth in Section 3.03.

         SECTION 12.02 Indemnities by Check-Casher.

                  (a) Indemnity. Without limiting any other rights which the Borrower or any Indemnified Party may have hereunder or under Applicable Law, the Check-Casher hereby agrees to indemnify the Borrower and the Indemnified Parties, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any of them to the extent that such Indemnified Amounts are a result of a claim arising out of or relating to (i) the Check-Casher's performance of, or failure to perform, any of its duties or obligations under or in connection with any Transaction Documents, (ii) any representation or warranty made by the Check-Casher under or in connection with any Transaction Document, any Borrowing Base Report or any Servicing Report or any other information or request delivered by or on behalf of Check-Casher pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made (unless so disclosed at the time of delivery), (iii) the co-mingling of any Cash or other Assets with any of the assets of the Check-Casher, (iv) any failure by the Check-Casher to pay any taxes when due, (v) any failure of Check-Casher to comply with any Applicable Law, including, without limitation, the failure to obtain and maintain in full force and effect any licenses required by any Governmental Authority or the failure to comply with all required disclosure and other regulatory requirements, in each case in connection with the Borrower's and ACE's activities contemplated by the Transaction Documents or the terms of any of the Transaction Documents or (vi) any theft, fraud, stealing or misappropriation of Assets by the employees, officers, directors or representatives of the Check-Casher, excluding, however, Indemnified Losses to the extent determined by a court of competent jurisdiction or in binding arbitration to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party or the Borrower.

                  (b) Contribution. If for any reason the indemnification provided above in this Section 12.02 is unavailable to the Borrower or an Indemnified Party or is insufficient to hold the Borrower or an Indemnified Party harmless, then the Check-Casher shall contribute to the amount paid by the Borrower or such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Borrower or such Indemnified Party on the one hand and the Check-Casher on the other hand, but also the relative fault of such Indemnified Party (if any) and the Borrower and any other relevant equitable considerations.

         SECTION 12.03 Indemnities by ACE.

                  (a) Indemnity. Without limiting any other rights which the Borrower or any Indemnified Party may have hereunder or under Applicable Law, ACE hereby agrees to indemnify the Borrower and the Indemnified Parties, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any of them to the extent that such Indemnified Amounts are a result of a claim arising out of or relating to (i) any tax or governmental fee, fine or charge (but not including U.S. federal income taxes upon or measured by net income or state or local taxes upon or measured by net income imposed on the Borrower or the Indemnified Parties by the jurisdiction in which the Borrower or such Indemnified Party is organized or is otherwise taxable without regard to their participation in the transactions contemplated by the Transaction Documents), all interest and penalties (including, but not limited to, penalties for failure to file returns or pay amounts due) thereon or with respect thereto, and all out-of-pocket costs and expenses, including, but not limited to (x) the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of or relating to the Transaction Documents and (y) the reasonable fees and expenses incurred to file any returns required to be filed to report the same, (ii) ACE's performance of, or failure to perform, any of its duties or obligations under or in connection with any Transaction Documents, (iii) any representation or warranty made by ACE under or in connection with any Transaction Document or any other information or request delivered by or on behalf of ACE pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made (unless so disclosed at the time of delivery), (iv) the co-mingling of any Cash or other Assets with any of the assets of the ACE, (v) any failure of the Borrower or ACE to comply with any Applicable Law, including, without limitation, the failure to obtain and maintain in full force and effect any licenses required by any Governmental Authority or the failure to comply with all required disclosure and other regulatory requirements, in each case in connection with the Borrower's and ACE's activities contemplated by the Transaction Documents or the terms of any of the Transaction Documents or (vi) any theft, fraud, stealing or misappropriation of Assets by the employees, officers, directors or representatives of ACE, excluding, however, Indemnified Losses to the extent determined by a court of competent jurisdiction or in binding arbitration to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party or the Borrower. ACE further agrees to indemnify and hold harmless the Collateral Agent (to the extent not indemnified or reimbursed by the Borrower) from and against any and all out-of-pocket costs and expenses (including reasonable fees and expenses of counsel and other experts) incurred or suffered by the Collateral Agent in its capacity as the account holder for any of the Vault Collection Accounts as a result of any action taken or omitted to be taken by the Collateral Agent in such capacity or otherwise incurred or suffered by the Collateral Agent in such capacity, including, without limitation, all cost and expense associated with the establishment and maintenance of the Vault Collection Accounts, to the extent not reimbursed by the Borrower or by application of the Collateral; provided that ACE shall not be liable for any portion of any such costs or expenses resulting from or attributable to gross negligence or willful misconduct on the part of the Collateral Agent.

                  (b) Contest of Tax Claim; After-Tax Basis. If the Borrower or any Indemnified Party shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from ACE under Section 12.03(a)(i), the Borrower or such Indemnified Party shall give prompt and timely notice of such attempt to ACE and ACE shall have the right, at its expense, to participate in any proceedings resisting or objecting to the imposition or collection of any such tax, governmental fee or charge. Failure or delay in giving such notification shall not constitute a waiver of such party's right to such compensation; provided, that such party shall not be entitled to compensation under this Section 12.03 for any Indemnified Amounts incurred or suffered with respect to any date unless such party shall have notified ACE not more than 90 days after the applicable party shall have notice of any attempt to impose or collect any tax or governmental fee or charge. Indemnification hereunder shall be in an amount necessary to make the Borrower or Indemnified Party whole after taking into account any tax consequences to such party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by income or profits which is or was payable by such party.

                  (c) Contribution. If for any reason the indemnification provided above in this Section 12.03 is unavailable to the Borrower or an Indemnified Party or is insufficient to hold the Borrower or an Indemnified Party harmless, then ACE shall contribute to the amount paid or payable by the Borrower or such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received the Borrower or by such Indemnified Party on the one hand and ACE on the other hand but also the relative fault of the Borrower or such Indemnified Party as well as any other relevant equitable considerations.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower or Check-Casher therefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto.

The parties acknowledge that, before entering into such an amendment or granting such a waiver or consent, Lender may also be required to obtain the approval of some or all of the Liquidity Providers or to obtain confirmation from the Rating Agencies that such amendment, waiver or consent will not result in a withdrawal or reduction of the ratings of the Commercial Paper Notes.

         SECTION 13.02 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or by overnight courier service, or by courier, or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone.

         SECTION 13.03 No Waiver; Remedies. No failure on the part of the Administrative Agent, Liquidity Agent, any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 13.04 Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of Borrower, the Administrative Agent, the Lender, ACE, the Check-Casher, the Collateral Agent, the Liquidity Agent and their respective successors and permitted assigns, and the provisions of Section 4.02 and Article XII shall inure to the benefit of the Indemnified Parties, respectively, and their respective successors and permitted assigns; provided, however, nothing in the foregoing shall be deemed to authorize any assignment not permitted by Section 11.01. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date. The indemnification and payment provisions of Article XII and Sections 4.01, 4.02, 4.03, 13.05, 13.06, 13.07 and 13.14, subject to the limitations, if any, set forth therein, shall be continuing and shall survive any termination of this Agreement.

         SECTION 13.05 Costs, Expenses and Taxes. In addition to its obligations under Article XII, ACE agrees to pay on demand:

                  (a) all costs and expenses incurred by the Secured Parties and their respective Affiliates in connection with the negotiation, preparation, execution and delivery, the administration (including periodic auditing as provided in this Agreement), the amendment or syndication thereof or the enforcement of, or any actual or claimed breach of, the Transaction Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants), incurred in connection with any review of Borrower's or the Check-Casher's books and records either prior to the execution and delivery hereof or pursuant to and subject to the maximum amounts described in Sections 7.01(c) and 7.04(c) (such out-of-pocket expenses are typically expected to include periodic asset audit and field examination expenses and legal and rating agency expenses incurred in association with any amendments to any of the Transaction Documents); and

                  (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Transaction Documents, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION 13.06 No Proceedings. Borrower, the Check-Casher, ACE, the Collateral Agent and the Liquidity Agent each hereby agrees that it will not institute against Lender, or join any other Person in instituting against Lender, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any commercial paper issued by Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper shall have been outstanding. The Check-Casher and ACE each hereby agrees that it will not institute against Borrower, or join any other person in instituting against Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in clause (a) of the definition of "Event of Bankruptcy") so long as any debt of Borrower shall be outstanding hereunder or there shall not have elapsed one year plus one day since the last day on which any such debt shall have been outstanding. The foregoing shall not limit the Check-Casher's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any other Person. The provisions of this Section 13.06 shall survive the termination of this Agreement.

         SECTION 13.07 Confidentiality.

                  (a) Each of the parties to this Agreement shall maintain, and shall cause each of its employees and officers to maintain, the confidentiality of this Agreement and all information with respect to the other parties hereto, including all information regarding the Borrower, ACE and the Check-Casher and their respective businesses obtained in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, attorneys, investors, potential investors and their agents ("Excepted Persons"); provided, however, that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the other parties hereto that such information shall be used solely in connection with such Excepted Person's evaluation of the Borrower, the Check-Casher and their respective affiliates or such Excepted Person's relationship with such Person, (ii) disclose the existence of this Agreement, but not the financial terms thereof, (iii) disclose such information as is required by an Applicable Law or an order of an judicial or administrative proceeding and (iv) disclose this Agreement and related information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents. It is understood that the financial terms that may not be disclosed except in compliance with this Section 13.07(a) include all fees and other pricing terms and all Events of Default, Check-Casher Events of Default and priority of payment provisions.

                  (b) Anything herein to the contrary notwithstanding, the Borrower and the Check-Casher each hereby consents to the disclosure of any nonpublic information with respect to it (i) to the other parties hereto or the Liquidity Providers, (ii) by the other parties hereto or the Liquidity Providers to any prospective or actual assignee or participant of any of them or (iii) by the Administrative Agent or the Liquidity Agent to any rating agency, Commercial Paper Note dealer or provider of a surety, guaranty or credit or liquidity enhancement to the Lender and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, any such nonpublic information may be disclosed as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                  (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the applicable Person's business or that of their Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the applicable Person, or its Affiliates or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated herein approved in advance by the Borrower, ACE or Check-Casher or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the applicable Person having a need to know the same, provided that such Person advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by the Borrower, ACE or Check-Casher.

         SECTION 13.08 Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

         SECTION 13.09 Integration. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

         SECTION 13.10 Governing Law. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

         SECTION 13.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL.

         SECTION 13.12 Consent to Jurisdiction; Waiver of Immunities. EACH OF THE PARTIES HERETO HEREBY ACKNOWLEDGES AND AGREES THAT:

                  (a) IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT, AND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

                  (b) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

         SECTION 13.13 Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 13.14 No Recourse Against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Secured Party as contained in any Transaction Document or any other agreement, instrument or document entered into by it pursuant thereto or in connection therewith shall be had against any incorporator, affiliate, administrator, stockholder, officer, employee or director of such Secured Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each Secured Party contained in the Transaction Documents and all of the other agreements, instruments and documents entered into by it pursuant thereto or in connection therewith are, in each case, solely the respective corporate obligations of such Secured Party, and that no personal liability whatsoever shall attach to or be incurred by any incorporator, stockholder, affiliate, administrator, officer, employee or director under or by reason of any of the obligations, covenants or agreements of such Secured Party contained in any Transaction Document or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of each incorporator, stockholder, affiliate, administrator, officer, employee or director of any Secured Party for breaches by such Secured Party of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 13.14 shall survive the termination of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  ACE FUNDING LLC



                                  By: /s/ Mike Briskey
                                      ------------------------------------------
                                  Name: Mike Briskey
                                  Title: Vice President


                                  ACE Funding LLC
                                  1231 Greenway Drive
                                  Suite 600
                                  Irving, TX 75038
                                  Facsimile No.: (972) 582-1464
                                  Attention: Joe W. Conner



                                  With a copy to:

                                  ACE Cash Express, Inc.
                                  1231 Greenway Drive
                                  Suite 600
                                  Irving, TX 75038
                                  Facsimile No.: (972) 582-1464
                                  Attention: Joe W. Conner


                                      S-1           LOAN AND SERVICING AGREEMENT

                                 ACE CASH EXPRESS, INC.
                                 individually and as Check-Casher



                                 By: /s/ Joe W. Conner
                                     -------------------------------------------
                                 Name: Joe W. Conner
                                 Title: Sr. Vice President and Chief Financial
                                         Officer


                                 ACE Cash Express, Inc.
                                 1231 Greenway Drive
                                 Suite 600
                                 Irving, TX 75038
                                 Facsimile No.: (972) 582-1464
                                 Attention: Joe W. Conner



                                      S-2           LOAN AND SERVICING AGREEMENT

                            AUTOBAHN FUNDING COMPANY LLC
                            as Lender


                            By:      DZ BANK AG DEUTSCHE ZENTRAL-
                                     GENOSSENSCHAFTSBANK FRANKFURT AM MAIN

                            By:      /s/ Patrick Preece
                                     -------------------------------------------
                            Name:    Patrick Preece
                            Title:   Vice President

                            By:      /s/ Dan Marino
                                     -------------------------------------------
                            Name:    Dan Marino
                            Title:   Vice President


                            Autobahn Funding Company LLC
                            c/o DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt am Main
                            609 5th Avenue
                            New York, New York 10017
                            Facsimile No.: (212) 745-1651
                            Attention: Asset Securitization Group



                                      S-3           LOAN AND SERVICING AGREEMENT

                                    DZ BANK AG DEUTSCHE ZENTRAL-
                                         GENOSSENSCHAFTSBANK
                                         FRANKFURT AM MAIN
                                     as Administrator and as Liquidity Agent


                                    By:      /s/ Patrick Preece
                                             -----------------------------------
                                    Name:    Patrick Preece
                                    Title:   Vice President


                                    By:      /s/ Dan Marino
                                             -----------------------------------
                                    Name:    Dan Marino
                                    Title:   Vice President

                                    DZ Bank AG Deutsche Zentral-
                                    Genossenschaftsbank Frankfurt am Main
                                    609 5th Avenue
                                    New York, New York 10017
                                    Facsimile No.: (212) 745-1651
                                    Attention: Asset Securitization Group


                                      S-4           LOAN AND SERVICING AGREEMENT

                                   U.S. BANK NATIONAL ASSOCIATION,
                                      as Collateral Agent

                                   By:      /s/ Eve O. Kaplan
                                            ------------------------------------
                                   Name:    Eve. O. Kaplan
                                   Title:   Vice President


                                   U.S. Bank National Association
                                   180 East Fifth Street
                                   St. Paul, Minnesota  55101
                                   Facsimile No.: (651) 244-0089 or 1797
                                   Attention: Structured Finance/ACE Funding LLC


                                      S-5           LOAN AND SERVICING AGREEMENT

                                   APPENDIX A

                                   DEFINITIONS

         This is Appendix A to the Loan and Servicing Agreement dated as of December 18, 2002 among ACE Funding LLC, ACE Cash Express, Inc., Autobahn Funding Company LLC, DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt am Main and U.S. Bank National Association (as amended, supplemented or otherwise modified from time to time, this "Agreement"). Each reference in this Appendix A to any Section, the Preamble, Appendix or Exhibit refers to such Section of or Appendix, Preamble or Exhibit to this Agreement.

         A. Defined Terms. As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated hereinbelow:

         "Account Control Agreement" means the account control agreement between the Collateral Agent and the Borrower, substantially in the form of Exhibit 5.01(w) hereto.

         "Accrued Facility Costs" means, on any day during the Usage Period, the aggregate of (a) the accrued and unpaid Facility Fee, (b) the accrued and unpaid Collateral Agent Fee, (c) the accrued and unpaid Servicing Fees, (d) the accrued and unpaid Approved Vault Bank Fees, (e) the accrued and unpaid Approved Courier Fee, and (f) all other accrued and unpaid fees, expenses and indemnities payable by the Borrower owing under this Agreement.

         "Administrative Agent" has the meaning set forth in the preamble.

         "Advance Percentage" means, at any time, the amount, expressed as a percentage, determined by dividing (i) the Facility Amount by (ii) the Net Balance.

         "Affected Party" means each of the Lender, each Liquidity Provider, any permitted assignee or participant of the Lender or any Liquidity Provider, the Administrative Agent, the Liquidity Agent and any permitted assignee or participant thereof.

         "Affiliate" when used with respect to a Person means any other Person controlling, controlled by, or under common control with, such Person.

         "Agreement" has the meaning set forth in the preamble.

         "Annual Commitment Fee" has the meaning set forth in the Fee Letter.

         "Applicable Law" means all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

         "Approved Bank" means Imperial Capital Bank and each other issuer of RALs approved by the Administrative Agent at the request of the Borrower.

         "Approved Courier" means a Person who performs armored car carrier cash transportation services for the Borrower pursuant to an Approved Courier Agreement, including withdrawal of Cash from the applicable Approved Vault Banks, transportation of Cash and, as applicable, Checks, to and from SSMs and who is approved in writing by the Administrative Agent. Initially, Loomis, Fargo & Co. and AT Systems Inc. shall be designated Approved Couriers hereunder.

         "Approved Courier Agreement" means an agreement substantially in the form of Annex I, approved in writing by ACE, the Administrative Agent, the Liquidity Agent, and the Collateral Agent, between the Borrower and an Approved Courier.

         "Approved Courier Fee" means the fees and expenses payable during the Usage Period by the Borrower to each Approved Courier pursuant to an Approved Courier Agreement, which fee shall be payable by the Borrower pursuant to
Section 3.03.

         "Approved Tax Provider" means H&R and each other provider of tax return services approved by the Administrative Agent at the request of the Borrower.

         "Approved Vault Bank" means each financial institution approved in writing by the Administrative Agent. Each Approved Vault Bank must have a long-term unsecured rating of at least "A2" or the equivalent by Moody's; provided that Hibernia Bank must have a long-term unsecured rating of at least "Baa2" or its equivalent. Initially, Wells Fargo Bank, Wachovia Bank, National Association, U.S. Bank National Association, National City Bank, Hibernia Bank, Comerica Bank, AmSouth Bank and Bank of America, N.A. shall be designated as Approved Vault Banks hereunder.

         "Approved Vault Bank Agreement" means, with respect to any Vault Collection Account in the name of the Borrower, an agreement substantially in the form of Annex II approved in writing by ACE, the Administrative Agent, the Liquidity Agent, and the Collateral Agent between an Approved Vault Bank and the Borrower.

         "Approved Vault Bank Fee" means the fees and expenses payable during the Usage Period by the Borrower to each Approved Vault Bank pursuant to an Approved Vault Bank Agreement or account agreement, as applicable, which fee shall be payable by the Borrower pursuant to Section 3.03.

         "Asset Interest" means the Note and all rights in the Assets and the Transaction Documents related to the Note.

         "Assets" means all of the Borrower's right, title and interest in, to and under: (i) the Cash; (ii) the Checks; (iii) the Trust Collection Account, and all investments and funds therein; (iv) each Vault Collection Account, and all investments and funds therein; (v) the Reserve Account, and all investments and funds therein; (vi) all Related Rights; (vii) the Approved Courier Agreements, the Electronic Presentment Agreement and Approved Vault Bank Agreements; (viii) all books and records related to the foregoing; (ix) all Collections and other proceeds thereof; and (x) all proceeds of any and all of the foregoing.


                                  Appendix A-2

         "Autobahn" means Autobahn Funding Company LLC, a Delaware limited liability company, its successors and assigns.

         "Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the rate of interest most recently publicly announced by JPMorgan Chase Bank at its principal offices in New York, New York as its prime commercial lending rate. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Liquidity Agent in connection with extensions of credit. Any determination of the Base Rate by the Liquidity Agent shall, in the absence of manifest error, be conclusive and binding upon the Borrower.

         "Borrower" has the meaning set forth in the preamble.

         "Borrowing" means the aggregate Loans made on a specific Borrowing
Date.

         "Borrowing Base Report" has the meaning set forth in Section 8.03(i).

         "Borrowing Date" means each date on which a Borrowing is consummated.

         "Borrowing Notice" has the meaning set forth in Section 1.02(a).

         "Business Day" means any day of the year other than a Saturday or Sunday on which (a) banks are not required or authorized to be closed in New York, New York, Dallas, Texas and the State in which the Corporate Trust Office of the Collateral Agent is located and (b) if the term "Business Day" is used in connection with the Eurodollar Rate, dealings in United States dollar deposits are carried on in the London interbank market.

         "Capital Limit" has the meaning set forth in Section 1.01.

         "Cash" means all cash or deposits, as applicable, originally funded pursuant to a Borrowing hereunder, whether located in SSMs, in the vault of an Approved Courier, in an Approved Vault Bank or otherwise in possession of an Approved Courier or an Approved Vault Bank.

         "Cash Inventory Provision Fee" means, for each Usage Period, a fee equal to the sum of (i) the product of (x) 4.50% and (y) the average daily Facility Amount during such Usage Period plus (ii) the Supplemental Cash Inventory Provision Fee for such Usage Period. The Cash Inventory Provision Fee may be amended by mutual agreement between the Borrower and the Check Casher prior to any Usage Period.

         "Change in Control" means, (i) with respect to the Borrower, that at any time, ACE shall fail to own, directly or indirectly, free and clear of any adverse claim, 100% of the outstanding membership interests of the Borrower, and
(ii) with respect to ACE, the acquisition by any Person or group of Persons (within the meaning of Section 13 or 14 of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of issued and outstanding shares of the capital stock of ACE entitled (without regard to the occurrence of any contingency) to vote for the election of members of the board of directors of ACE and having a then present right to exercise 50% or more of the voting power for the election of members of the board of directors of ACE.


                                  Appendix A-3

         "Check Cashing Fee" means, for each Check cashed by a Tax Filer in an SSM during the Usage Period, the minimum amount charged by ACE set forth on
Schedule V in the market in which such Check is cashed (as such Schedule V is amended or updated from time to time with notice to and the consent of the Administrative Agent, which consent shall not be unreasonably withheld, provided that the consent of Administrative Agent shall not be required if the fees are not reduced below 2.50% of the face amount of the Checks cashed).

         "Check" means a cashier's check issued by an Approved Bank in conjunction with an income tax refund or income tax loan that has been cashed by a Tax Filer at an SSM, whether such check is in an SSM, in the vault of an Approved Courier or an Approved Vault Bank or otherwise in the possession or control of an Approved Courier or an Approved Vault Bank following being cashed at an SSM.

         "Check-Casher" means ACE initially, in its capacity as Check-Casher hereunder, and any successor Check-Casher designated pursuant to Section 8.07.

         "Check-Casher Event of Default" means each of the following events:

                  (a) Failure by the Check-Casher to deliver any payments, electronic presentment orders, Collections or proceeds of the Assets as required under the terms of any Transaction Document;

                  (b) Inability or failure by the Check-Casher to satisfy any reporting, certification, notification or documentation requirements under the terms of any Transaction Document and such failure remains uncured for more than 30 days after written notice by the Administrative Agent, the Borrower or the Collateral Agent;

                  (c) Failure on the part of the Check-Casher to observe or perform any covenant set forth in any Transaction Document and such failure remains uncured for more than 30 days after written notice by the Administrative Agent, the Borrower or the Collateral Agent;

                  (d) Any representation, warranty or statement of the Check-Casher made in any Transaction Document shall prove to have been false or incorrect in any material respect and such condition continues unremedied for more than 30 days after written notice by the Administrative Agent, the Borrower or the Collateral Agent;

                  (e) The occurrence of a Change in Control with respect to ACE (unless approved in writing by the Administrative Agent);

                  (f) The net worth of the Check-Casher (calculated in accordance with GAAP) does not exceed $50,000,000;

                  (g) The Defaulted Amount exceeds $250,000; and

                  (h) There shall exist any event or occurrence that would reasonably be expected to cause a Material Adverse Effect;


                                  Appendix A-4

                  (i) An Event of Bankruptcy shall have occurred and remain continuing with respect to the Check-Casher;

                  (j) the Check-Casher fails to deliver the Borrowing Base Report or Servicing Report within one Business Day of the date required hereby; and

                  (k) The Check-Casher shall default in any payment obligation under any agreement relating to the SSMs and such payment default shall continue for a period of 5 days.

         "Check-Cashing Payment" means, for any Usage Period, an amount equal to the aggregate Check Cashing Fees charged by ACE minus the aggregate Cash Inventory Provision Fee for such Usage Period.

         "Collateral Agent" means U.S. Bank National Association, a national banking association, together with any successors thereto.

         "Collateral Agent Fee" means, with respect to any Monthly Period during the Usage Period, the fee payable by the Borrower pursuant to that certain letter agreement with the Collateral Agent attached as Annex VI.

         "Collections" means, with respect to the Assets, (i) all funds which are received by Borrower or Check-Casher with respect to such Assets and, without duplication, the Pledged Collateral, including any insurance proceeds related thereto, and all payments in respect of Related Rights, and (ii) all Recoveries.

         "Commercial Paper Holders" means the holders from time to time of the Commercial Paper Notes.

         "Commercial Paper Notes" means short-term promissory notes issued or to be issued by Lender to fund its investments in financial assets.

         "Commitment" means the obligation of Lender to make Loans pursuant to this Agreement.

         "Company Note" means the non-negotiable term note issued by the Borrower and payable to the Check-Casher, substantially in the form of Exhibit 5.01(u) hereto.

         "Corporate Trust Office" means the principal office of the Collateral Agent which at any particular time its corporate trust business shall be administered, which office is initially located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/Ace Cash Express.

         "CP Rate" means, with respect to any Interest Period, the per annum rate equal to the weighted average of the per annum rates paid or payable by the Lender from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of the Commercial Paper Notes (or other Borrowings to fund small or odd commercial paper market) that is allocated, in whole or in part, by the Administrative Agent to fund or maintain the Asset


                                  Appendix A-5

Interest during such period, as determined by the Administrative Agent; provided, the "CP Rate" shall be calculated in a manner which includes the costs and expenses of the Lender of issuing the related Commercial Paper Notes, including all dealer commissions thereon and note issuance costs in connection therewith.

         "Defaulted Amount" means, as of any Reporting Date, for any Monthly Period, the excess (if positive) of (a) the outstanding amount of Defaulted Assets during such Monthly Period over (b) the aggregate amount of Collections during such Monthly Period on Assets that became Defaulted Assets in previous Monthly Periods.

         "Defaulted Asset" means any Asset as to which:

                  (a) The related Check has not been fully collected upon within
         (I) 3 Business Days from the date on which the Approved Vault Bank presented such Check to an Approved Bank for payment or (II) if the Electronic Presentment Agreement is in place, 3 Business Days from the date the Check is cashed at the applicable SSM;

                  (b) The Check has not been presented to the applicable Approved Bank by the applicable Approved Vault Bank within 7 Business Days of the cashing of such Check at the applicable SSM or, if the Electronic Presentment Agreement is in place, the requisite information with respect to such Check has not been presented in accordance with the terms thereof by ACE within 1 Business Day of the cashing of such check at the applicable SSM (or within 2 Business Days in the case of an "Exception" identified by Household Tax Masters in accordance with, and as defined in, the Electronic Presentment Agreement);

                  (c) The related Cash or Check has been stolen or, for a period of more than 5 Business Days, is unaccounted for; or

                  (d) The related Check is returned by the Approved Bank subsequent to the Approved Bank's honoring of such Check.

         "Denied Checks Amount" means, as of any Reporting Date, for any Monthly Period, the outstanding face amount of Checks that became Defaulted Assets as a result of an Approved Bank's refusal to honor such Checks during such Monthly Period for reasons other than such Checks being determined to be fraudulent or stolen.

         "Diebold SSM" means the self-service check cashing machines leased or owned by ACE and manufactured by Diebold Credit Corporation or Diebold, Incorporated.

         "Dollars" means dollars in lawful money of the United States of America.

         "DZ Bank" has the meaning set forth in the preamble.

         "Electronic Presentment Agreement" means the electronic presentment agreement among Household Tax Masters, Imperial Capital Bank, a California state-chartered bank, ACE, the Borrower and H&R, substantially in the form of
Exhibit 5.01(v) hereto.


                                  Appendix A-6

         "Eligible Assets" means, at any time, an Asset that, with respect to
Checks:

                  (a) Is a cashier's check issued by an Approved Bank substantially in the form attached hereto as Annex IV;

                  (b) Which, at the time of the automatic endorsement of such Check by the SSM, was not subject to any Liens;

                  (c) Was issued by an Approved Bank in connection with a valid RAL from such Approved Bank and the amount thereof does not exceed the applicable Refund;

                  (d) Is in the possession of either an Approved Courier, an Approved Vault Bank or an SSM and has not been honored by an Approved Bank;

                  (e) Was automatically endorsed by the SSM to read "Void ACE Cash Express Void";

                  (f) Is Dollar denominated;

                  (g) Is payable to a Tax Filer for whom a related Tax Filer Account has been established and as to whom all requirements of the related RAL Agreement have been met;

                  (h) Relates to a Refund as to which the IRS has given notice that the Refund has been accepted, that the related Tax Filer has no outstanding debts according to the IRS' debt indicator, and no apparent mathematical errors have been found in the related tax filing;

                  (i) At the time of issuance to a Tax Filer, all of ACE's check cashing requirements have been met; and

                  (j) Is not a Defaulted Asset.

         and, with respect to Cash:

                  (a) Is in an SSM, a Vault Collection Account or in the possession of an Approved Courier; and

                  (b) Is not a Defaulted Asset.

         "Eligible Investments" means any one or more of the following obligations or securities:

                  (ii) direct non-callable obligations of, and non-callable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (iii) demand and time deposits in, certificates of deposits of, and bankers' acceptances issued by, any depository institution or trust company incorporated under the


                                  Appendix A-7
         laws of the United States of America or any state thereof, having a combined capital and surplus of at least $250,000,000, and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution that is the principal Subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's and "F1" by Fitch;

                  (iv) repurchase obligations with respect to and collateralized by (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in each case entered into with a depository institution or trust company (acting as principal) of the type described in clause (ii) above, provided that the Collateral Agent has taken delivery of such security;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations, but excluding Commercial Paper Notes) payable on demand or on a specified date not more than one year after the date of issuance thereof rated "P-1" by Moody's and "F1" by Fitch at the time of such investment; and

                  (vi) interests in any money market fund which at the date of acquisition of the interest therein (including any such fund that is managed by the Collateral Agent or an Affiliate of the Collateral Agent or for which the Collateral Agent or an Affiliate of the Collateral Agent acts as an advisor) and throughout the time the interest therein exists has a rating of "AAA" by Standard & Poor's and "Aaa" by Moody's.

         "Eligible Pool Balance" means the sum of all Eligible Assets minus the aggregate amount of Check Cashing Fees on the outstanding Eligible Assets related to Checks.

         "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurodollar Rate (Reserve Adjusted)" means, with respect to any Interest Period and any portion of the Asset Interest funded pursuant to the Liquidity Agreement, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

                  Eurodollar Rate           =          Eurodollar Rate
                                                     ------------------
                  (Reserve Adjusted)                   1-Eurodollar
                                                     Reserve Percentage

where:

         "Eurodollar Rate" means, with respect to any Interest Period, the rate per annum at which Dollar deposits in immediately available funds are offered to the Eurodollar Office of the Liquidity Agent two Eurodollar Business Days prior to the beginning of such period by prime banks in the interbank Eurodollar market at or about 11:00 a.m., New York City time, for


                                  Appendix A-8
delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to the amount of such portion of the Asset Interest.

         "Eurodollar Business Day" means a Business Day on which dealings are carried on in the Eurodollar interbank market.

         "Eurodollar Reserve Percentage" means, with respect to any Interest Period, the then applicable percentage (expressed as a decimal) prescribed by the Federal Reserve Board for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D.

         "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 45 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

         "Excluded SSM" means a self-service check cashing machine owned or leased by ACE listed on Schedule III.

         "Event of Default" has the meaning set forth in Section 9.01.

         "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

         "Face Amount" means in relation to any Commercial Paper Note (a) if issued on a discount basis, the face amount stated therein and (b) if issued on an interest-bearing basis, the principal amount stated therein plus the amount of all interest scheduled to accrue thereon through its stated maturity date.

         "Facility Amount" has the meaning set forth in Section 1.01.


                                  Appendix A-9

         "Facility Fee" has the meaning set forth in the Fee Letter, and comprises the Program Fee and the Non-Use Fee.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto or to the functions thereof.

         "Fee Letter" means the letter agreement, dated December 18, 2002, among the Borrower, ACE, the Lender and the Administrative Agent regarding interest rates applicable to the Facility and regarding certain fees, including the Annual Commitment Fee, the Increase Fee, the Prepayment Fee, the Facility Fee, the Program Fee and the Non-Use Fee, as such letter agreement may from time to time be amended, supplemented or otherwise modified from time to time with the consent of all of the parties thereto.

         "Final Payout Date" means the date following the Termination Date on which the principal and interest of all Loans have been paid in full and all other amounts payable by Borrower and Check-Casher under the Transaction Documents shall have been paid in full.

         "Fitch" means Fitch, Inc., or any successor thereto.

         "GAAP" means generally accepted accounting principles applied on a consistent basis.

         "Governmental Authority" means any federal, state, county, municipal or other governmental or regulatory authority, agency, board, body, commission, instrumentality, court or any political subdivision thereof or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of material or international accounting principles, in each case whether foreign or domestic.

         "H&R" means H&R Block Tax Services, Inc., a Missouri corporation.

         "Household" means Household International, Inc.

         "Household Tax Masters" means Household Tax Masters, Inc., a Delaware corporation.

         "Increase Fee" has the meaning set forth in the Fee Letter.

         "Indemnified Amounts" has the meaning set forth in Section 12.01.

         "Indemnified Party" has the meaning set forth in Section 12.01.

         "Insurance Schedule" means the schedule attached hereto as Schedule IV.

         "Intercreditor Agreement" means the intercreditor agreement between the Collateral Agent, the Administrative Agent and Texas Capital Bank, National Association, substantially in the form of Exhibit 5.01(x) hereto.

         "Interest Period" means, for any period during the Usage Period, the interest period determined in accordance with Section 1.02(c).


                                 Appendix A-10

         "Interest Rate" means, with respect to any Loan and any Interest Period therefor, (a) if such Loan is funded by the Lender during such Interest Period through the issuance of Commercial Paper Notes, the CP Rate or (b) if such Loan is funded by the Lender during such Interest Period other than through the issuance of Commercial Paper Notes, the Eurodollar Rate, provided, however, that following the occurrence of a Termination Event, the Interest Rate shall equal the Eurodollar Rate plus 4.00% and following the occurrence of an Event of Default, the Interest Rate shall equal the Base Rate plus 2.00%.

         "IRS" means the United States Internal Revenue Service.

         "Lender" has the meaning set forth in the preamble.

         "Licensing Inquiry" means any inquiry, notice or other communication, whether written, verbal, or in electronic form, from any Governmental Authority relating to any licensing requirements which may be applicable to the Borrower or the Check-Casher in connection with the transactions contemplated by this Agreement or any other Transaction Document.

         "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt for a lease, consignment or bailment for security purposes.

         "Liquidity Agent" means DZ Bank, as agent for the Liquidity Providers under the Liquidity Agreement, or any successor in such capacity.

         "Liquidity Agreement" means the Liquidity Purchase Agreement, dated as of December 31, 2002, among the Lender, the Liquidity Agent and the Liquidity Providers, as amended, supplemented or otherwise modified from time to time.

         "Liquidity Facility" means the arrangements established pursuant to the Liquidity Agreement to facilitate the issuance of Commercial Paper Notes.

         "Liquidity Providers" means the liquidity institutions from time to time that are parties to the Liquidity Agreement.

         "Loan" has the meaning set forth in Section 1.01.

         "Majority Liquidity Providers" has the meaning set forth in Section
1.02 of the Liquidity Agreement.

         "Material Adverse Effect" with respect to any event or circumstance, a material adverse effect on:

                  (i) the business, assets, financial condition or operations of Borrower, ACE or the Check-Casher;


                                 Appendix A-11

                  (ii) the ability of the Check-Casher or Borrower to perform in any material respect its obligations under any Transaction Document;

                  (iii) the validity, enforceability or collectibility of any Transaction Document or any Asset; or

                  (iv) the status, existence, perfection, priority or enforceability of the Collateral Agent's interest in the Assets or Borrower's ownership interest in the Assets.

         "Maturity Date" means April 30, 2008.

         "Maximum Advance Percentage" means 99%.

         "Maximum Facility Amount" has the meaning set forth in Section 1.01.

         "Monthly Period" means each calendar month.

         "Moody's" means Moody's Investor Services, Inc., or any successor thereto.

         "Net Balance" means, at any time during the Usage Period, the sum of
(x) Eligible Pool Balance at such time and (y) all amounts on deposit in the Trust Collection Account (net of Accrued Facility Costs) at such time.

         "Non-Use Fee" shall be the amount payable by the Borrower during the Usage Period as set forth in the Fee Letter.

         "Note" has the meaning set forth in Section 2.01.

         "Optional Redemption Date" means, with respect to any Usage Period, the Business Day designated as such by the Borrower upon at least 5 Business Days' prior written notice to the Administrative Agent; provided that the conditions set forth in Section 2.06 shall be satisfied.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, government or any agency or political subdivision thereof or any other entity.

         "Pledged Collateral" has the meaning set forth in Section 1.03.

         "Prepayment Fee" has the meaning set forth in Section 2.01.

         "Program Fee" shall be the amount payable by the Borrower during the Usage Period as set forth in the Fee Letter.

         "Program Deficiency" means, on any date, the amount (if any) by which the Facility Amount exceeds the lesser of (i) Capital Limit or (ii) the Maximum Facility Amount.

         "RAL" means a tax refund anticipation loan made to or a refund anticipation check issued to a Tax Filer.


                                 Appendix A-12

         "RAL Agreement" means, collectively, the application and related loan agreement between an Approved Bank and a customer of an Approved Tax Provider in one of the forms attached as Annex V hereto which provides, inter alia, for (i) such Approved Bank to make a loan to such customer by issuance of a Check in an amount not to exceed the amount of such customer's anticipated income tax refund (net of applicable fees payable to such Approved Bank) and (ii) such customer to direct the IRS to deposit the related Refund to the Tax Filer Account.

         "Rating Agency" means Fitch and Moody's.

         "Recoveries" means moneys collected by the Check-Casher or any Approved Courier following instruction by Collateral Agent to return all money lent to Borrower hereunder in possession of such Approved Courier or at any SSM serviced by such Approved Courier.

         "Refund" means a Tax Filer's United States federal income tax refund.

         "Regulation D" means Regulation D of the Federal Reserve Board, or any other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

         "Regulatory Change" means, relative to any Affected Party

                  (a) any change in (or the adoption, implementation, change in phase-in or commencement of effectiveness of) any

                           (i) United States federal or state law or foreign law
                  applicable to such Affected Party;

                           (ii) regulation, interpretation, directive,
                  requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of
                  (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

                           (iii) generally accepted accounting principles or
                  regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above;

                           (iv) any requirement of any Rating Agency applicable
                  to such Affected Party; or

                  (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.


                                 Appendix A-13

         "Related Rights" means (i) all of Borrower's right, title and interest in and to all insurance claims related to the Cash or Checks and (ii) all of Borrower's right, title and interest in and to all Tax Filer Accounts, Refunds and RAL Agreements.

         "Reporting Date" shall have the meaning set forth in Section 8.03(ii).

         "Required Reserve Level" means, for each Usage Period, the sum of (a) $1,000,000 and (b) the excess of (I) all Check Cashing Fees during such Usage Period over (II) the amount of all fees payable pursuant to Section 3.03; provided, however, that on the date during each Usage Period on which the amount in (b) above equals or exceeds 2.75% of the Maximum Facility Amount, the $1,000,000 initial deposit shall be released by the Collateral Agent to the Borrower and, thereafter, the amount in (a) above shall be zero ($0).

         "Reserve Account" means securities account number 33480101 established at the Collateral Agent in the State of Minnesota, in the name of the Borrower for the benefit of the Secured Parties and subject to the sole dominion and control of the Collateral Agent pursuant to a control agreement in form and substance acceptable to the Administrative Agent, which account has been designated as the Reserve Account, and any other account designated as such by the Collateral Agent, together with any securities account related thereto.

         "Responsible Officer" when used with respect to the Collateral Agent, means any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or any other officer or employee of the Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Agreement.

         "Secured Parties" means the Lender, the Administrative Agent, the Liquidity Agent, the Collateral Agent, the Liquidity Providers and the other Indemnified Parties.

         "Servicing Fee" has the meaning set forth in Section 8.06(a).

         "Servicing Report" has the meaning set forth in Section 8.03.

         "Settlement Date" means the 10th day of each calendar month during the Usage Period, or of any such day if not a Business Day, the next Business Day.

         "Settlement Period" with respect to any Loan,

                  (a) the period from the date of the first Borrowing hereunder to but excluding the first Settlement Date thereafter; and

                  (b) thereafter, each period from and including the preceding Settlement Date to but excluding the next Settlement Date.

         "Source SSM" means the self-service check cashing machines leased or owned by ACE and manufactured by Source Technologies, Inc.


                                 Appendix A-14

         "SSM" means a self-service check cashing machine owned or leased by ACE (including both Diebold SSMs and Source SSMs) used for the disbursement of Cash in connection with the cashing of Checks which (i) is located in the United States of America; and (ii) is listed on Schedule II hereto, as such schedule may be amended, supplemented and modified from time to time with the consent of the Administrative Agent, which consent may not be unreasonably withheld or delayed.

         "SSM Lender" means any Person party to an agreement with ACE pursuant to which any SSMs are financed or leased.

         "Subsidiary" means, with respect to any Person, a corporation of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

         "Supplemental Cash Inventory Provision Fee" means, for any Usage Period, an amount equal to 0.20% of the Maximum Facility Amount on the first day of such Usage Period.

         "Tax Filer" means a customer of an Approved Tax Provider who has entered into an RAL Agreement.

         "Tax Filer Account" means a demand deposit account at an Approved Bank established by a Tax Filer in the name of the Tax Filer pursuant to an RAL Agreement into which the IRS has been directed to deposit the related Refund.

         "Termination Date" means the earlier of:

                  (a) the date that the Termination Date is declared under
         Section 9.02(a) or occurs automatically pursuant to
         Section 9.02(b); and

                  (b) the date of termination in connection with a prepayment in full of all Loans and the payment of the applicable Prepayment Fee at the election of the Borrower pursuant to Section 2.01;

                  (c) the date of termination pursuant to Section 11.01; and

                  (d) the Maturity Date.

         "Termination Event" means each of the following events:

                  (a) An Event of Default occurs and is continuing;

                  (b) Household's short-term ratings shall be below "P-2" by Moody's , "F-2" by Fitch or "A-2" by Standard & Poor's at any time;

                  (c) Household's long-term ratings shall be below "Baa2" by Moodys, "BBB" by Fitch or "BBB" by Standard & Poor's ;


                                 Appendix A-15

                  (d) The occurrence of any Regulatory Change that requires the Lender to cease issuing Commercial Paper Notes or lending funds hereunder, or that requires any Liquidity Provider to terminate its commitment under the Liquidity Agreement;

                  (e) Any approved Tax Provider's long-term rating, as determined by Moody's, shall be below "Baa3";

                  (f) The occurrence of the Maturity Date;

                  (g) An Event of Bankruptcy shall have occurred and remain continuing with respect to any Approved Tax Provider;

                  (h) ITLA Capital Corporation shall fail to maintain total shareholders' equity (calculated in accordance with GAAP, adjusted for any treasury stock transactions after September 30, 2002) in excess of $150,000,000 at any time or the average net income of ITLA Capital Corporation (as determined in accordance with GAAP) shall fail to be greater than $0 for any three consecutive fiscal quarters ending after September 30, 2002;

                  (i) Household International, Inc. or its Affiliates shall at any time hold less than a 99% participation interest in any RAL the Approved Bank with respect to which is Imperial Capital Bank;

                  (j) The failure of Imperial Capital Bank to be categorized as "Well Capitalized" as a state bank member of the FDIC at any time;

                  (k) Imperial Capital Bank shall fail to maintain a rating of at least "Green **" from Veribanc, Inc.; and

                  (l) Imperial Capital Bank shall receive notice of any potential enforcement action or imposition of civil money damages from, or become subject to any regulatory order or enforcement action by, any of its applicable governmental regulators.

         "Transaction Accounts" has the meaning set forth in Section 3.01(a).

         "Transaction Documents" means this Agreement, the Approved Courier Agreements, the Approved Vault Bank Agreements, the Fee Letter, the Liquidity Agreement, the Note, the Company Note, the Account Control Agreement, the Intercreditor Agreement, and the other documents to be executed and delivered in connection herewith, including, without limitation, all documentation relating to the SSMs and the transportation of the Cash and powers of attorney from ACE and the Borrower in favor of the Collateral Agent.

         "Trust Accounts" has the meaning set forth in Section 3.01(a).

         "Trust Collection Account" means securities account number 33480100 established at the Collateral Agent in the State of Minnesota, in the name of the Borrower for the benefit of the Secured Parties and subject to the sole dominion and control of the Collateral Agent pursuant to a control agreement in form and substance acceptable to the Administrative Agent, which account has been designated as the Trust Collection Account, and any other account designated


                                 Appendix A-16
as such by the Collateral Agent, together with any securities account related thereto that may be established at the Collateral Agent.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

         "Unmatured Event of Default" means any event which, with the giving of notice or lapse of time, or both, would become an Event of Default.

         "Usage Period" means the period from January 2nd (or the preceding Business Day if January 2nd is not a Business Day) through the Usage Period Maturity Date of each calendar year, commencing in January 2003; provided, however, that if any Approved Tax Provider's long-term rating, as determined by Moody's, shall be below BBB at any time, then (i) if a Usage Period is currently in effect, the commitment of the Lender shall terminate on the Usage Period Maturity Date for such Usage Period and no further Usage Period shall commence and (ii) if a Usage Period is not currently in effect, the commitment of the Lender shall terminate immediately and no subsequent Usage Period shall commence.

         "Usage Period Maturity Date" means, with respect to each Usage Period, the earlier of (i) April 30th (or the next Business Day if April 30th is not a Business Day) of the calendar year in which such Usage Period commenced or (ii) the Optional Redemption Date with respect to such Usage Period.

         "Vault Collection Account" has the meaning set forth in Section
3.01(a).

         B. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

         C. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."


                                 Appendix A-17

                                                                     SCHEDULE II

ACE CASH EXPRESS, INC.
SSM LOCATIONS FY03

SSM SCHEDULE --- DZ BANK LOCATIONS

CENTER #                  H&R BLOCK OFFICE ADDRESS                                    CITY                   STATE  OFFICE ZIP
--------                  ------------------------                                    ----                   -----  ----------
  6630                    1708 COGSWELL AVE.                                          PELL CITY              AL       35125
                          1616 TOWN SQUARE SW
  6631                    TOWN SQUARE SHOPPING CENTER                                 CULLMAN                AL       35055
  6733                    1516 QUINTARD AVE.                                          ANNISTON               AL       36201
  6614                    210 SHOPPINGWAY BLVD.                                       WEST MEMPHIS           AR       72301
  6537                    90 EAST MAIN ST                                             NEW BRITAIN            CT       06051
  6538                    593 Farmington Ave., #F                                     Hartford               CT       06106
  6541                    1548 BENNING ROAD                                           Washington             DC       20002
  6542                    4059 MINNESOTA AVE. NE                                      Washington             DC       20019
  6577                    150 EAST 1ST AVENUE                                         Miami                  FL       33010
  6578                    6120 NW 7TH AVE.                                            Miami                  FL       33127
  6643                    1150 NORTH MAIN                                             GAINESVILLE            FL       32601
  6644                    4901 PALM BEACH BLVD                                        FORT MYERS             FL       33905
  6645                    13 EAST JEFFERSON ST.                                       QUINCY                 FL       32351
  6647                    5751 N. MAIN STREET                                         JACKSONVILLE           FL       32208
  6648                    6733-2 103RD STREET                                         JACKSONVILLE           FL       32210
  6649                    2261-3 EDGEWOOD AVE W.                                      JACKSONVILLE           FL       32209
  6751                    3228 SW 35 BLVD.                                            GAINESVILLE            FL       32608
  6785                    20505 S. DIXIE HIGHWAY                                      CUTLER RIDGE           FL       33189
  6786                    1801 PALM BEACH LAKES BLVD.                                 WEST PALM BEACH        FL       33401
  6573                    3197 GLENWOOD RD                                            Decatur                GA       30032
  6574                    1157 Ralph D. Abernathy Blvd. SW                            Atlanta                GA       30310
  6575                    5195 OLD NATIONAL HWY.                                      Atlanta                GA       30349
  6576                    1909 E. VICTORY DRIVE                                       Savannah               GA       31405
  6650                    112 E. BROUGHTON STREET                                     SAVANNAH               GA       31401
  6660                    1100 EISENHOWER DR. EISEN SQ.                               SAVANNAH               GA       31406
  6661                    2685 METROPOLITAN PARKWAY                                   ATLANTA                GA       30315
  6662                    2636-4 MARTIN LUTHER KING, JR                               ATLANTA                GA       30311
  6663                    531-533 MORELAND AVE                                        ATLANTA                GA       30316
  6664                    5306 MEMORIAL DRIVE                                         STONE MOUNTAIN         GA       30083
  6665                    4729 MEMORIAL DRIVE                                         DECATUR                GA       30032
  6666                    1745 HWY 138 SPACE A-6                                      CONYERS                GA       30013
  6667                    6067 OLD NATIONAL HIGHWAY                                   COLLEGE PARK           GA       30349
  6752                    2466 MEMORIAL DRIVE                                         WAYCROSS               GA       31503
  6753                    8489 HOSPITAL DRIVE                                         DOUGLASVILLE           GA       30134
  6754                    4693 JONESBORO RD.                                          FOREST PARK            GA       30297
  6756                    2375 WESLEY CHAPEL RD.                                      DECATUR                GA       30035
  6757                    1289-A COLUMBIA DRIVE                                       DECATUR                GA       30032
  6608                    925 PIERCE STREET                                           Sioux City             IA       51101
  6594                    2900 SOUTHEASTERN AVE.                                      INDIANAPOLIS           IN       46203
  6668                    5111 W. WASHINGTON ST.                                      INDIANAPOLIS           IN       46241
  6669                    1349 COVERT AVE.                                            EVANSVILLE             IN       47714
                          TOWN & COUNTRY SHOPPING CENTER,
  6679                    828 W. MCKINLEY AVE.                                        MISHAWAKA              IN       46545
  6759                    4755 POST RD.                                               INDIANAPOLIS           IN       46226
  6790                    5390 BROADWAY                                               MERRILLVILLE           IN       46410
  6560                    2600 W BROADWAY                                             LOUISVILLE             KY       40211
  6585                    612 WEST BROADWAY                                           LOUISVILLE             KY       40202
  6586                    1777 MONMOUTH STREET                                        Newport                KY       41071
  6671                    800 MADISON AVE                                             COVINGTON              KY       41011
  6761                    3178 DIXIE HWY                                              ERLANGER               KY       41018
  6613                    2353 ST CLAUDE ST.                                          NEW ORLEANS            LA       70117
  6672                    117 MACARTHUR DRIVE                                         ALEXANDRIA             LA       71303

ACE CASH EXPRESS, INC.
SSM LOCATIONS FY03

SSM SCHEDULE --- DZ BANK LOCATIONS

CENTER #                  H&R BLOCK OFFICE ADDRESS                                    CITY                   STATE  OFFICE ZIP
--------                  ------------------------                                    ----                   -----  ----------
  6673                    5151 PLANK ROAD                                             BATON ROUGE            LA       70805
  6674                    246 MAIN STREET                                             BAKER                  LA       70714
  6675                    1602 S. RUTH STREET                                         SULPHUR                LA       70663
  6676                    2135 CATON ST.                                              NEW ORLEANS            LA       70122
  6677                    6003 BULLARD AVE., SUITE 6                                  NEW ORLEANS            LA       70128
  6678                    3939 TULANE AVENUE                                          NEW ORLEANS            LA       70119
  6680                    809 SOUTH SALISBURY BLVD                                    SALISBURY              MD       21801
  6595                    21500 NORTHWESTERN HWY., STE. 519                           SOUTHFIELD             MI       48075
  6596                    7549 E 9 MILE RD                                            WARREN                 MI       48091
  6597                    SOUTHLD CTR. 23000 EUREKA RD.                               TAYLOR                 MI       48180
  6598                    12895 WOODWARD                                              HIGHLAND PARK          MI       48203
  6599                    10765 GRAND RIVER                                           DETROIT                MI       48204
  6600                    13032 GRATIOT                                               DETROIT                MI       48205
  6601                    14418 GRATIOT                                               DETROIT                MI       48205
  6602                    10017 JOSEPH CAMPAU                                         HAMTRAMCK              MI       48212
  6603                    20200 W. 7 MILE                                             DETROIT                MI       48219
  6604                    18000 VERNIER                                               HARPER WOODS           MI       48225
  6605                    15570 JOY ROAD                                              DETROIT                MI       48228
  6606                    16862 SCHAEFER                                              DETROIT                MI       48235
  6607                    4919 CLIO ROAD                                              FLINT                  MI       48504
  6681                    1968 PIPESTONE                                              BENTON HARBOR          MI       49022
  6683                    2032 E. EIGHT MILE ROAD                                     DETROIT                MI       48234
  6684                    3610 FORT STREET                                            LINCOLN PARK           MI       48146
  6686                    3415 E GENESSEE                                             SAGINAW                MI       48601
  6764                    13316 E. JEFFERSON                                          DETROIT                MI       48215
  6611                    2746 CHEROKEE                                               ST LOUIS               MO       63118
  6687                    57 N. FLORISSANT                                            FERGUSON               MO       63135
  6765                    2049 MCLARAN                                                JENNINGS               MO       63136
  6610                    5231-5235 DELMAR                                            ST LOUIS               MO       63108
  6789                    4300 NORTH STATE ST.                                        JACKSON                MS       39206
  6559                    122 Mulberry St                                             LENIOR                 NC       28645
  6570                    1301B WARD BLVD                                             WILSON                 NC       27893
  6571                    6468 YADKIN ROAD                                            FAYETTEVILLE           NC       28303
  6572                    1300-D PATTON AVENUE                                        ASHEVILLE              NC       28806
  6682                    1608 SPRING GARDEN ST.                                      GREENSBORO             NC       27403
  6691                    1100 NORTH MIAMI BLVD.                                      DURHAM                 NC       27703
  6692                    207 SKYLAND PLAZA                                           SPRING LAKE            NC       28390
  6693                    2879 OWEN DRIVE                                             FAYETTEVILLE           NC       28306
  6694                    1100 RALEIGH BLVD.                                          RALEIGH                NC       27610
  6695                    4532 CAPITAL BLVD.                                          RALEIGH                NC       27604
  6696                    1201 HARGETT STREET, SUITE A                                JACKSONVILLE           NC       28540
  6697                    1528 E MEMORIAL DRIVE UNIT #04                              AHOSKIE                NC       27910
  6698                    735 E. DIXON BLVD                                           SHELBY                 NC       28152
  6768                    3915 RAMSEY STREET STE. 104                                 FAYETTEVILLE           NC       28311
  6587                    1503 E LIVINGSTON AVENUE                                    Columbus               OH       43205
  6588                    2147 EAKIN RD                                               Columbus               OH       43223
                          4925 JACKMAN RD, #30
  6589                    MIRACLE MILE SHOPPING CENTER                                Toledo                 OH       43613
  6590                    10626 LORAIN AVE                                            Cleveland              OH       44111
  6591                    13501 EUCLID AVENUE                                         E. Cleveland           OH       44112
  6592                    5488 BROADWAY AVE                                           Cleveland              OH       44127
  6593                    1400 S. ARLINGTON #18                                       Akron                  OH       44306

ACE CASH EXPRESS, INC.
SSM LOCATIONS FY03

SSM SCHEDULE --- DZ BANK LOCATIONS

CENTER #                  H&R BLOCK OFFICE ADDRESS                                    CITY                   STATE  OFFICE ZIP
--------                  ------------------------                                    ----                   -----  ----------
  6699                    3737 SOUTH HIGH ST.                                         COLUMBUS               OH       43207
  6700                    1202 30TH ST N.W.                                           CANTON                 OH       44709
  6701                    3816-B W. TUSCARAWAS                                        CANTON                 OH       44708
  6702                    370 E STATE ST                                              ALLIANCE               OH       44601
  6703                    707 N. CABLE SUITE D                                        LIMA                   OH       45805
  6704                    2100 HARDING HWY                                            LIMA                   OH       45804
  6705                    1065 BECHTLE AVE.                                           SPRINGFIELD            OH       45504
  6706                    4237 FULTON ROAD                                            CLEVELAND              OH       44144
  6708                    16716 CHAGRIN BLVD.                                         SHAKER HEIGHTS         OH       44120
  6710                    15501 EUCLID AVE.                                           E. CLEVELAND           OH       44112
  6711                    4000 GLENWAY AVE.                                           CINCINNATI             OH       45205
  6712                    3350 CLEVELAND AVE                                          COLUMBUS               OH       43224
  6714                    1651 N. MEMORIAL DRIVE                                      LANCASTER              OH       43130
  6715                    22354 LAKE SHORE BLVD                                       EUCLID                 OH       44123
  6716                    613 E. CENTER STREET                                        MARION                 OH       43302
  6769                    2590 DIXIE HWY.                                             HAMILTON               OH       45015
  6770                    836 GALLIA STREET                                           PORTSMOUTH             OH       45662
  6771                    2710 MARKET STREET                                          YOUNGSTOWN             OH       44507
  6772                    4554 MONTGOMERY ROAD                                        NORWOOD                OH       45212
  6562                    101 N 8TH ST                                                Allentown              PA       18101
  6774                    2935 NORTH 7TH STREET                                       HARRISBURG             PA       17110
  6787                    1259 WHITEHALL MALL                                         WHITEHALL              PA       18052
  6579                    3302 GALLATIN ROAD                                          Nashville              TN       37216
  6580                    4616 ROSSVILLE BLVD                                         CHATTANOOGA            TN       37407
  6581                    292 N. CLEVELAND                                            Memphis                TN       38104
  6582                    3180 N. THOMAS                                              Memphis                TN       38107
  6583                    1891 SOUTH THIRD                                            Memphis                TN       38109
  6584                    2721 PERKINS                                                Memphis                TN       38118
  6622                    1590 FT. CAMPBELL BLVD.                                     CLARKSVILLE            TN       37042
  6642                    800 NW BROAD ST.                                            MURFREESBORO           TN       37130
  6717                    201 KEITH STREET                                            CLEVELAND              TN       37311
  6718                    6654 CHARLOTTE PIKE                                         NASHVILLE              TN       37209
  6719                    2941 NOLENSVILLE ROAD                                       NASHVILLE              TN       37211
  6720                    4735 HIGHWAY 58                                             CHATTANOOGA            TN       37416
  6721                    4805 N BROADWAY, SUITE 103                                  KNOXVILLE              TN       37918
  6722                    4226 ASHEVILLE HWY.                                         KNOXVILLE              TN       37924
  6723                    4409-B CHAPMAN HWY                                          KNOXVILLE              TN       37920
  6724                    1035 S. RIVERSIDE DRIVE                                     CLARKSVILLE            TN       37040
  6725                    3435 AUSTIN PEAY HWY.                                       MEMPHIS                TN       38128
  6750                    113 E. WOOD ST.                                             PARIS                  TN       38242
  6775                    291 N LOWREY STREET                                         SMYRNA                 TN       37167
  6776                    917 8TH AVENUE SOUTH                                        NASHVILLE              TN       37203
  6777                    170 CALDERWOOD STREET                                       ALCOA                  TN       37701
  6778                    158 WOODMERE MALL                                           CROSSVILLE             TN       38555
  6779                    308 N. FAIRMONT                                             MORRISTOWN             TN       37814
  6784                    1200 SOUTHLAND MALL                                         MEMPHIS                TN       38116
  6801                    3095-B FT CAMPBELL BLVD                                     CLARKESVILLE           TN       37042
  6731                    163 ELECTRIC ROAD                                           SALEM                  VA       24153
  6732                    2323 MEMORIAL AVE. #11 A-B                                  LYNCHBURG              VA       24501
  6791                    144 EAST LITTLE CREEK RD.                                   NORFOLK                VA       23505
  6802                    3115 MECHANICSVILLE PIKE                                    RICHMOND               VA       23224
  6557                    5209 W FOND DU LAC                                          MILWAUKEE              WI       53216

ACE CASH EXPRESS, INC.
SSM LOCATIONS FY03

SSM SCHEDULE --- DZ BANK LOCATIONS

CENTER #                  H&R BLOCK OFFICE ADDRESS                                    CITY                   STATE  OFFICE ZIP
--------                  ------------------------                                    ----                   -----  ----------
  6558                    1842 SOUTH 15TH ST.                                         MILWAUKEE              WI       53215
  6609                    1201 N. 35TH ST                                             MILWAUKEE              WI       53208

                                                                    SCHEDULE III


ACE CASH EXPRESS, INC.
SSM LOCATIONS FY03


EXCLUDED SSMS ---TEXAS CAPITAL BANK LOCATIONS

    CENTER #     H&R BLOCK OFFICE ADDRESS                      CITY                         STATE         OFFICE ZIP
    --------     ------------------------                      ----                         -----         ----------
      6615       3750 WEST MCDOWELL                            PHOENIX                      AZ              85009
      6616       5127 W Indian School Rd                       PHOENIX                      AZ              85031
      6617       5851 SO CENTRAL                               PHOENIX                      AZ              85040
      6632       657 WEST VALENCIA ROAD                        TUCSON                       AZ              85706
      6633       7342 W. INDIAN SCHOOL RD.                     PHOENIX                      AZ              85033
      6734       1062 N ARIZONA AVE                            CHANDLER                     AZ              85225
      6735       114 WEST 2ND STREET                           CASA GRANDE                  AZ              85222
      6736       4337 W BETHANY HOME RD.                       GLENDALE                     AZ              85301
      6511       2200 Columbus St                              Bakersfield                  CA              93305
      6512       2512 Wilson Road                              Bakersfield                  CA              93304
      6513       920 CHESTER AVE.                              Bakersfield                  CA              93301
      6514       2437 NORTHGATE BLVD                           SACRAMENTO                   CA              95833
      6515       5211 Fruitridge Road                          SACRAMENTO                   CA              95820
      6516       6622 Florin Rd                                SACRAMENTO                   CA              95828
      6518       5723 Watt Ave                                 NORTH HIGHLANDS              CA              95660
      6521       12 W Main St                                  Merced                       CA              95340
      6526       14210 E. 14TH ST.                             SAN LEANDRO                  CA              94578
      6528       397 W. Highland Ave.                          SAN BERNARDINO               CA              92404
      6529       9810 Sierra Ave # F                           Fontana                      CA              92335
      6530       12901 HAWTHORNE BLVD                          HAWTHORNE                    CA              90250
      6531       4520 ATLANTIC AVE                             Long Beach                   CA              90807
      6533       891 N GAREY AVE                               POMONA                       CA              91768
      6534       2307 Oakdale Rd Bldg #8, Ste. #2              MODESTO                      CA              95355
      6535       519 N GOLDEN STATE BLVD                       TURLOCK                      CA              95380
      6548       3834 La Sierra Ave                            Riverside                    CA              92505
      6561       4243 EL CAJON BLVD.                           San Diego                    CA              92105
      6618       3020 S. FIGUEROA STREET                       LOS ANGELES                  CA              90007
      6619       4855 W. PICO BLVD                             LOS ANGELES                  CA              90019
      6620       515 E MANCHESTER BLVD                         INGLEWOOD                    CA              90301
      6621       2620 LONG BEACH BLVD                          Long Beach                   CA              90806
      6623       3580 M SANTA ANITA                            EL MONTE                     CA              91732
      6624       1181 PALM AVE                                 IMPERIAL BEACH               CA              91932
      6625       1829 S. COAST HIGHWAY                         Oceanside                    CA              92054
      6626       1762 N EUCLID AVE                             San Diego                    CA              92105
      6627       3250 E TULARE AVENUE                          Fresno                       CA              93702
      6628       353 W. CHARTER WAY, SUITE C                   STOCKTON                     CA              95206
      6629       10331 FOLSOM BLVD.                            RANCHO CORDOVA               CA              95670
      6634       1801 NILES ST                                 BAKERSFIELD                  CA              93305
      6635       1215-B OLIVE DRIVE                            BAKERSFIELD                  CA              93308
      6636       1446 N. HUNTER ST.                            STOCKTON                     CA              95202
      6637       1240 W REDONDO BEACH BLVD                     GARDENA                      CA              90247
      6639       43537 13TH STREET WEST                        LANCASTER                    CA              93534
      6737       4049 N. BLACKSTONE #101                       FRESNO                       CA              93726
      6738       3447 WATT AVE.                                SACRAMENTO                   CA              95821
      6739       1939 ALUM ROCK, #C                            SAN JOSE                     CA              95116
      6741       5534 E. WHITTIER BLVD #C                      CITY OF COMMERCE             CA              90022

    CENTER #     H&R BLOCK OFFICE ADDRESS                      CITY                         STATE         OFFICE ZIP
    --------     ------------------------                      ----                         -----         ----------
      6742       2111 W. SUNSET BLVD.                          LOS ANGELES                  CA              90026
      6743       509/511 SWEETWATER ROAD                       SPRING VALLEY                CA              91977
      6745       9116 FOOTHILL BLVDE. #114                     RANCHO CUCAMONGA             CA              91730
      6746       2085 W. SHAW, #105                            FRESNO                       CA              93711
      6803       14519 VANOWEN ST                              VAN NUYS                     CA              91405
      6804       5095 TELEGRAPH AVE                            OAKLAND                      CA              94609
      6805       849 JEFFERSON BLVD, STE. #102                 WEST SACRAMENTO              CA              95691
      6806       4300 SONOMA BLVD, STE. 108                    VALLEJO                      CA              94589
      6640       2919 & 2921 W. 38TH AVE.                      DENVER                       CO              80211
      6748       3123 SOUTH ACADEMY BLVD.                      COLORADO SPRINGS             CO              80916
      6670       2561 SOUTH SENECA, SUITE 30                   WICHITA                      KS              67217
      6760       7616-18 STATE AVE                             KANSAS CITY                  KS              66112
      6612       7446 N 30 ST                                  OMAHA                        NE              68112
      6688       2601 CORNHUSKER AVE.                          SOUTH SIOUX CITY             NE              68776
      6689       2365 O STREET                                 LINCOLN                      NE              68510
      6690       2219 ODDIE BLVD                               SPARKS                       NV              89431
      6766       1025 S. WELLS AVE.                            RENO                         NV              89502
      6767       1426 EAST WILLIAM ST.                         CARSON CITY                  NV              89701
      6788       3450 S. MARYLAND PKWY./BLVD. M                LAS VEGAS                    NV              89109
      6792       2105 CIVIC CENTER DR.                         N. LAS VEGAS                 NV              89030
      6507       3200 SOUTH LANCASTER, #156A                   DALLAS                       TX              75216
      6549       5411 E Lancaster                              FT Worth                     TX              76112
      6553       1904 Martin L. King Blvd.                     DALLAS                       TX              75227
      6554       2223 S. BUCKNER #237                          DALLAS                       TX              75227
      6555       270 WYNNEWOOD VILLAGE                         DALLAS                       TX              75224
      6726       8458 CAMP BOWIE WEST                          FORT WORTH                   TX              76116
      6727       6246-A MCCART STREET                          FORT WORTH                   TX              76133
      6728       6738-C LAKE WORTH BLVD.                       LAKE WORTH                   TX              76135
      6729       1221 W. AIRPORT FWY. #115                     IRVING                       TX              75062
      6730       809 E BERRY                                   FORT WORTH                   TX              76104
      6780       315 N HIGH                                    LONGVIEW                     TX              75601
      6781       1809 W. LOOP 281 #114                         LONGVIEW                     TX              75604
      6782       5038 MONTANA                                  EL PASO                      TX              79903
      6783       1307 E 8TH STREET                             ODESSA                       TX              79761
      6793       2310 GUADALUPE ST.                            LAREDO                       TX              78043
      6794       512 W. STASSNEY, STE. 112                     AUSTIN                       TX              78745
      6795       925B HIGHWAY 80                               SAN MARCOS                   TX              78666
      6796       1130 W. DALLAS ST.                            CONROE                       TX              77301
      6797       2313 N. ALEXANDER                             BAYTOWN                      TX              77520
      6798       1501 SAN BERNARDO                             LAREDO                       TX              78041
      6800       2639 S. HAMPTON RD.                           DALLAS                       TX              75224

                                   SCHEDULE IV

                             INSURANCE REQUIREMENTS

1.       Required Theft/Loss Insurance Protection

                         Required Theft/Loss*
SSM Type                 Insurance Protection
--------                 --------------------
Diebold SSMs               $300,000 per SSM
Source SSMs                $300,000 per SSM

* Minimum acceptable Theft/Loss coverage

2.       Required Errors and Omissions Insurance

                  Minimum Coverage: $2,000,000

3.       Required Fidelity Insurance

                  Minimum Coverage:  $2,000,000

                                                                     Schedule V

ACE CASH EXPRESS, INC.
SSM LOCATIONS FY03

DZ BANK LOCATIONS

                                                                                                                               CHECK
   CENTER #    H&R BLOCK OFFICE ADDRESS                            CITY                           STATE           OFFICE ZIP   FEE %
   --------    ------------------------                            ----                           -----           ----------   -----
     6630      1708 COGSWELL AVE.                                  PELL CITY                      AL                35125      *%
     6631      1616 TOWN SQUARE SW                                 CULLMAN                        AL                35055      *%
     6733      1516 QUINTARD AVE.                                  ANNISTON                       AL                36201      *%
     6614      210 SHOPPINGWAY BLVD.                               WEST MEMPHIS                   AR                72301      *%
     6537      90 EAST MAIN ST                                     NEW BRITAIN                    CT                06051      *%
     6538      593 Farmington Ave., #F                             Hartford                       CT                06106      *%
     6541      1548 BENNING ROAD                                   Washington                     DC                20002      *%
     6542      4059 MINNESOTA AVE. NE                              Washington                     DC                20019      *%
     6577      150 EAST 1ST AVENUE                                 Miami                          FL                33010      *%
     6578      6120 NW 7TH AVE.                                    Miami                          FL                33127      *%
     6643      1150 NORTH MAIN                                     GAINESVILLE                    FL                32601      *%
     6644      4901 PALM BEACH BLVD                                FORT MYERS                     FL                33905      *%
     6645      13 EAST JEFFERSON ST.                               QUINCY                         FL                32351      *%
     6647      5751 N. MAIN STREET                                 JACKSONVILLE                   FL                32208      *%
     6648      6733-2 103RD STREET                                 JACKSONVILLE                   FL                32210      *%
     6649      2261-3 EDGEWOOD AVE W.                              JACKSONVILLE                   FL                32209      *%
     6751      3228 SW 35 BLVD.                                    GAINESVILLE                    FL                32608      *%
     6785      20505 S. DIXIE HIGHWAY                              CUTLER RIDGE                   FL                33189      *%
     6786      1801 PALM BEACH LAKES BLVD.                         WEST PALM BEACH                FL                33401      *%
     6573      3197 GLENWOOD RD                                    Decatur                        GA                30032      *%
     6574      1157 Ralph D. Abernathy Blvd. SW                    Atlanta                        GA                30310      *%
     6575      5195 OLD NATIONAL HWY.                              Atlanta                        GA                30349      *%
     6576      1909 E. VICTORY DRIVE                               Savannah                       GA                31405      *%
     6650      112 E. BROUGHTON STREET                             SAVANNAH                       GA                31401      *%
     6660      1100 EISENHOWER DR. EISEN SQ.                       SAVANNAH                       GA                31406      *%
     6661      2685 METROPOLITAN PARKWAY                           ATLANTA                        GA                30315      *%
     6662      2636-4 MARTIN LUTHER KING, JR                       ATLANTA                        GA                30311      *%
     6663      531-533 MORELAND AVE                                ATLANTA                        GA                30316      *%
     6664      5306 MEMORIAL DRIVE                                 STONE MOUNTAIN                 GA                30083      *%
     6665      4729 MEMORIAL DRIVE                                 DECATUR                        GA                30032      *%
     6666      1745 HWY 138 SPACE A-6                              CONYERS                        GA                30013      *%
     6667      6067 OLD NATIONAL HIGHWAY                           COLLEGE PARK                   GA                30349      *%
     6752      2466 MEMORIAL DRIVE                                 WAYCROSS                       GA                31503      *%
     6753      8489 HOSPITAL DRIVE                                 DOUGLASVILLE                   GA                30134      *%
     6754      4693 JONESBORO RD.                                  FOREST PARK                    GA                30297      *%
     6756      2375 WESLEY CHAPEL RD.                              DECATUR                        GA                30035      *%
     6757      1289-A COLUMBIA DRIVE                               DECATUR                        GA                30032      *%
     6608      925 PIERCE STREET                                   Sioux City                     IA                51101      *%
     6594      2900 SOUTHEASTERN AVE.                              INDIANAPOLIS                   IN                46203      *%
     6668      5111 W. WASHINGTON ST.                              INDIANAPOLIS                   IN                46241      *%
     6669      1349 COVERT AVE.                                    EVANSVILLE                     IN                47714      *%
     6679      828 W. MCKINLEY AVE.                                MISHAWAKA                      IN                46545      *%
     6759      4755 POST RD.                                       INDIANAPOLIS                   IN                46226      *%
     6790      5390 BROADWAY                                       MERRILLVILLE                   IN                46410      *%
     6560      2600 W BROADWAY                                     LOUISVILLE                     KY                40211      *%
     6585      612 WEST BROADWAY                                   LOUISVILLE                     KY                40202      *%
     6586      1777 MONMOUTH STREET                                Newport                        KY                41071      *%
     6671      800 MADISON AVE                                     COVINGTON                      KY                41011      *%
     6761      3178 DIXIE HWY                                      ERLANGER                       KY                41018      *%
     6613      2353 ST CLAUDE ST.                                  NEW ORLEANS                    LA                70117      *%
     6672      117 MACARTHUR DRIVE                                 ALEXANDRIA                     LA                71303      *%
     6673      5151 PLANK ROAD                                     BATON ROUGE                    LA                70805      *%
     6674      246 MAIN STREET                                     BAKER                          LA                70714      *%



* Confidential treatment has been requested for certain portions of this document pusuant to an application for confidential treatment sent to the SEC. Such portions are omitted from this filing and filed separately with the SEC.

     6675      1602 S. RUTH STREET                                 SULPHUR                        LA                70663      *%
     6676      2135 CATON ST.                                      NEW ORLEANS                    LA                70122      *%
     6677      6003 BULLARD AVE., SUITE 6                          NEW ORLEANS                    LA                70128      *%
     6678      3939 TULANE AVENUE                                  NEW ORLEANS                    LA                70119      *%
     6680      809 SOUTH SALISBURY BLVD                            SALISBURY                      MD                21801      *%
     6595      21500 NORTHWESTERN HWY., STE. 519                   SOUTHFIELD                     MI                48075      *%
     6596      7549 E 9 MILE RD                                    WARREN                         MI                48091      *%
     6597      SOUTHLD CTR. 23000 EUREKA RD.                       TAYLOR                         MI                48180      *%
     6598      12895 WOODWARD                                      HIGHLAND PARK                  MI                48203      *%
     6599      10765 GRAND RIVER                                   DETROIT                        MI                48204      *%
     6600      13032 GRATIOT                                       DETROIT                        MI                48205      *%
     6601      14418 GRATIOT                                       DETROIT                        MI                48205      *%
     6602      10017 JOSEPH CAMPAU                                 HAMTRAMCK                      MI                48212      *%
     6603      20200 W. 7 MILE                                     DETROIT                        MI                48219      *%
     6604      18000 VERNIER                                       HARPER WOODS                   MI                48225      *%
     6605      15570 JOY ROAD                                      DETROIT                        MI                48228      *%
     6606      16862 SCHAEFER                                      DETROIT                        MI                48235      *%
     6607      4919 CLIO ROAD                                      FLINT                          MI                48504      *%
     6681      1968 PIPESTONE                                      BENTON HARBOR                  MI                49022      *%
     6683      2032 E. EIGHT MILE ROAD                             DETROIT                        MI                48234      *%
     6684      3610 FORT STREET                                    LINCOLN PARK                   MI                48146      *%
     6686      3415 E GENESSEE                                     SAGINAW                        MI                48601      *%
     6764      13316 E. JEFFERSON                                  DETROIT                        MI                48215      *%
     6611      2746 CHEROKEE                                       ST LOUIS                       MO                63118      *%
     6687      57 N. FLORISSANT                                    FERGUSON                       MO                63135      *%
     6765      2049 MCLARAN                                        JENNINGS                       MO                63136      *%
     6610      5231-5235 DELMAR                                    ST LOUIS                       MO                63108      *%
     6789      4300 NORTH STATE ST.                                JACKSON                        MS                39206      *%
     6559      122 Mulberry St                                     LENIOR                         NC                28645      *%
     6570      1301B WARD BLVD                                     WILSON                         NC                27893      *%
     6571      6468 YADKIN ROAD                                    FAYETTEVILLE                   NC                28303      *%
     6572      1300-D PATTON AVENUE                                ASHEVILLE                      NC                28806      *%
     6682      1608 SPRING GARDEN ST.                              GREENSBORO                     NC                27403      *%
     6691      1100 NORTH MIAMI BLVD.                              DURHAM                         NC                27703      *%
     6692      207 SKYLAND PLAZA                                   SPRING LAKE                    NC                28390      *%
     6693      2879 OWEN DRIVE                                     FAYETTEVILLE                   NC                28306      *%
     6694      1100 RALEIGH BLVD.                                  RALEIGH                        NC                27610      *%
     6695      4532 CAPITAL BLVD.                                  RALEIGH                        NC                27604      *%
     6696      1201 HARGETT STREET, SUITE A                        JACKSONVILLE                   NC                28540      *%
     6697      1528 E MEMORIAL DRIVE UNIT #04                      AHOSKIE                        NC                27910      *%
     6698      735 E. DIXON BLVD                                   SHELBY                         NC                28152      *%
     6768      3915 RAMSEY STREET STE. 104                         FAYETTEVILLE                   NC                28311      *%
     6587      1503 E LIVINGSTON AVENUE                            Columbus                       OH                43205      *%
     6588      2147 EAKIN RD                                       Columbus                       OH                43223      *%
     6589      4925 JACKMAN RD, #30                                Toledo                         OH                43613      *%
     6590      10626 LORAIN AVE                                    Cleveland                      OH                44111      *%
     6591      13501 EUCLID AVENUE                                 E. Cleveland                   OH                44112      *%
     6592      5488 BROADWAY AVE                                   Cleveland                      OH                44127      *%
     6593      1400 S. ARLINGTON #18                               Akron                          OH                44306      *%
     6699      3737 SOUTH HIGH ST.                                 COLUMBUS                       OH                43207      *%
     6700      1202 30TH ST N.W.                                   CANTON                         OH                44709      *%
     6701      3816-B W. TUSCARAWAS                                CANTON                         OH                44708      *%
     6702      370 E STATE ST                                      ALLIANCE                       OH                44601      *%
     6703      707 N. CABLE SUITE D                                LIMA                           OH                45805      *%
     6704      2100 HARDING HWY                                    LIMA                           OH                45804      *%
     6705      1065 BECHTLE AVE.                                   SPRINGFIELD                    OH                45504      *%
     6706      4237 FULTON ROAD                                    CLEVELAND                      OH                44144      *%
     6708      16716 CHAGRIN BLVD.                                 SHAKER HEIGHTS                 OH                44120      *%



* Confidential treatment has been requested for certain portions of this document pusuant to an application for confidential treatment sent to the SEC. Such portions are omitted from this filing and filed separately with the SEC.

     6710      15501 EUCLID AVE.                                   E. CLEVELAND                   OH                44112      *%
     6711      4000 GLENWAY AVE.                                   CINCINNATI                     OH                45205      *%
     6712      3350 CLEVELAND AVE                                  COLUMBUS                       OH                43224      *%
     6714      1651 N. MEMORIAL DRIVE                              LANCASTER                      OH                43130      *%
     6715      22354 LAKE SHORE BLVD                               EUCLID                         OH                44123      *%
     6716      613 E. CENTER STREET                                MARION                         OH                43302      *%
     6769      2590 DIXIE HWY.                                     HAMILTON                       OH                45015      *%
     6770      836 GALLIA STREET                                   PORTSMOUTH                     OH                45662      *%
     6771      2710 MARKET STREET                                  YOUNGSTOWN                     OH                44507      *%
     6772      4554 MONTGOMERY ROAD                                NORWOOD                        OH                45212      *%
     6562      101 N 8TH ST                                        Allentown                      PA                18101      *%
     6774      2935 NORTH 7TH STREET                               HARRISBURG                     PA                17110      *%
     6787      1259 WHITEHALL MALL                                 WHITEHALL                      PA                18052      *%
     6579      3302 GALLATIN ROAD                                  Nashville                      TN                37216      *%
     6580      4616 ROSSVILLE BLVD                                 CHATTANOOGA                    TN                37407      *%
     6581      292 N. CLEVELAND                                    Memphis                        TN                38104      *%
     6582      3180 N. THOMAS                                      Memphis                        TN                38107      *%
     6583      1891 SOUTH THIRD                                    Memphis                        TN                38109      *%
     6584      2721 PERKINS                                        Memphis                        TN                38118      *%
     6622      1590 FT. CAMPBELL BLVD.                             CLARKSVILLE                    TN                37042      *%
     6642      800 NW BROAD ST.                                    MURFREESBORO                   TN                37130      *%
     6717      201 KEITH STREET                                    CLEVELAND                      TN                37311      *%
     6718      6654 CHARLOTTE PIKE                                 NASHVILLE                      TN                37209      *%
     6719      2941 NOLENSVILLE ROAD                               NASHVILLE                      TN                37211      *%
     6720      4735 HIGHWAY 58                                     CHATTANOOGA                    TN                37416      *%
     6721      4805 N BROADWAY, SUITE 103                          KNOXVILLE                      TN                37918      *%
     6722      4226 ASHEVILLE HWY.                                 KNOXVILLE                      TN                37924      *%
     6723      4409-B CHAPMAN HWY                                  KNOXVILLE                      TN                37920      *%
     6724      1035 S. RIVERSIDE DRIVE                             CLARKSVILLE                    TN                37040      *%
     6725      3435 AUSTIN PEAY HWY.                               MEMPHIS                        TN                38128      *%
     6750      113 E. WOOD ST.                                     PARIS                          TN                38242      *%
     6775      291 N LOWREY STREET                                 SMYRNA                         TN                37167      *%
     6776      917 8TH AVENUE SOUTH                                NASHVILLE                      TN                37203      *%
     6777      170 CALDERWOOD STREET                               ALCOA                          TN                37701      *%
     6778      158 WOODMERE MALL                                   CROSSVILLE                     TN                38555      *%
     6779      308 N. FAIRMONT                                     MORRISTOWN                     TN                37814      *%
     6784      1200 SOUTHLAND MALL                                 MEMPHIS                        TN                38116      *%
     6801      3095-B FT CAMPBELL BLVD                             CLARKESVILLE                   TN                37042      *%
     6731      163 ELECTRIC ROAD                                   SALEM                          VA                24153      *%
     6732      2323 MEMORIAL AVE. #11 A-B                          LYNCHBURG                      VA                24501      *%
     6791      144 EAST LITTLE CREEK RD.                           NORFOLK                        VA                23505      *%
     6802      3115 MECHANICSVILLE PIKE                            RICHMOND                       VA                23224      *%
     6557      5209 W FOND DU LAC                                  MILWAUKEE                      WI                53216      *%
     6558      1842 SOUTH 15TH ST.                                 MILWAUKEE                      WI                53215      *%
     6609      1201 N. 35TH ST                                     MILWAUKEE                      WI                53208      *%



Texas Capital Bank Locations

   CENTER #    H&R BLOCK OFFICE ADDRESS                            CITY                           STATE           OFFICE ZIP
   --------    ------------------------                            ----                           -----           ----------
     6615      3750 WEST MCDOWELL                                  PHOENIX                        AZ                85009      *%
     6616      5127 W Indian School Rd                             PHOENIX                        AZ                85031      *%
     6617      5851 SO CENTRAL                                     PHOENIX                        AZ                85040      *%
     6632      657 WEST VALENCIA ROAD                              TUCSON                         AZ                85706      *%
     6633      7342 W. INDIAN SCHOOL RD.                           PHOENIX                        AZ                85033      *%
     6734      1062 N ARIZONA AVE                                  CHANDLER                       AZ                85225      *%
     6735      114 WEST 2ND STREET                                 CASA GRANDE                    AZ                85222      *%
     6736      4337 W BETHANY HOME RD.                             GLENDALE                       AZ                85301      *%



* Confidential treatment has been requested for certain portions of this document pusuant to an application for confidential treatment sent to the SEC. Such portions are omitted from this filing and filed separately with the SEC.

     6511      2200 Columbus St                                    Bakersfield                    CA                93305      *%
     6512      2512 Wilson Road                                    Bakersfield                    CA                93304      *%
     6513      920 CHESTER AVE.                                    Bakersfield                    CA                93301      *%
     6514      2437 NORTHGATE BLVD                                 SACRAMENTO                     CA                95833      *%
     6515      5211 Fruitridge Road                                SACRAMENTO                     CA                95820      *%
     6516      6622 Florin Rd                                      SACRAMENTO                     CA                95828      *%
     6518      5723 Watt Ave                                       NORTH HIGHLANDS                CA                95660      *%
     6521      12 W Main St                                        Merced                         CA                95340      *%
     6526      14210 E. 14TH ST.                                   SAN LEANDRO                    CA                94578      *%
     6528      397 W. Highland Ave.                                SAN BERNARDINO                 CA                92404      *%
     6529      9810 Sierra Ave # F                                 Fontana                        CA                92335      *%
     6530      12901 HAWTHORNE BLVD                                HAWTHORNE                      CA                90250      *%
     6531      4520 ATLANTIC AVE                                   Long Beach                     CA                90807      *%
     6533      891 N GAREY AVE                                     POMONA                         CA                91768      *%
     6534      2307 Oakdale Rd Bldg #8, Ste. #2                    MODESTO                        CA                95355      *%
     6535      519 N GOLDEN STATE BLVD                             TURLOCK                        CA                95380      *%
     6548      3834 La Sierra Ave                                  Riverside                      CA                92505      *%
     6561      4243 EL CAJON BLVD.                                 San Diego                      CA                92105      *%
     6618      3020 S. FIGUEROA STREET                             LOS ANGELES                    CA                90007      *%
     6619      4855 W. PICO BLVD                                   LOS ANGELES                    CA                90019      *%
     6620      515 E MANCHESTER BLVD                               INGLEWOOD                      CA                90301      *%
     6621      2620 LONG BEACH BLVD                                Long Beach                     CA                90806      *%
     6623      3580 M SANTA ANITA                                  EL MONTE                       CA                91732      *%
     6624      1181 PALM AVE                                       IMPERIAL BEACH                 CA                91932      *%
     6625      1829 S. COAST HIGHWAY                               Oceanside                      CA                92054      *%
     6626      1762 N EUCLID AVE                                   San Diego                      CA                92105      *%
     6627      3250 E TULARE AVENUE                                Fresno                         CA                93702      *%
     6628      353 W. CHARTER WAY, SUITE C                         STOCKTON                       CA                95206      *%
     6629      10331 FOLSOM BLVD.                                  RANCHO CORDOVA                 CA                95670      *%
     6634      1801 NILES ST                                       BAKERSFIELD                    CA                93305      *%
     6635      1215-B OLIVE DRIVE                                  BAKERSFIELD                    CA                93308      *%
     6636      1446 N. HUNTER ST.                                  STOCKTON                       CA                95202      *%
     6637      1240 W REDONDO BEACH BLVD                           GARDENA                        CA                90247      *%
     6639      43537 13TH STREET WEST                              LANCASTER                      CA                93534      *%
     6737      4049 N. BLACKSTONE #101                             FRESNO                         CA                93726      *%
     6738      3447 WATT AVE.                                      SACRAMENTO                     CA                95821      *%
     6739      1939 ALUM ROCK, #C                                  SAN JOSE                       CA                95116      *%
     6741      5534 E. WHITTIER BLVD #C                            CITY OF COMMERCE               CA                90022      *%
     6742      2111 W. SUNSET BLVD.                                LOS ANGELES                    CA                90026      *%
     6743      509/511 SWEETWATER ROAD                             SPRING VALLEY                  CA                91977      *%
     6745      9116 FOOTHILL BLVDE. #114                           RANCHO CUCAMONGA               CA                91730      *%
     6746      2085 W. SHAW, #105                                  FRESNO                         CA                93711      *%
     6803      14519 VANOWEN ST                                    VAN NUYS                       CA                91405      *%
     6804      5095 TELEGRAPH AVE                                  OAKLAND                        CA                94609      *%
     6805      849 JEFFERSON BLVD, STE. #102                       WEST SACRAMENTO                CA                95691      *%
     6807      7604 PACIFIC AVE.                                   STOCKTON                       CA                95207      *%
     6640      2919 & 2921 W. 38TH AVE.                            DENVER                         CO                80211      *%
     6748      3123 SOUTH ACADEMY BLVD.                            COLORADO SPRINGS               CO                80916      *%
     6670      2561 SOUTH SENECA, SUITE 30                         WICHITA                        KS                67217      *%
     6760      7616-18 STATE AVE                                   KANSAS CITY                    KS                66112      *%
     6612      7446 N 30 ST                                        OMAHA                          NE                68112      *%
     6688      2601 CORNHUSKER AVE.                                SOUTH SIOUX CITY               NE                68776      *%
     6689      2365 O STREET                                       LINCOLN                        NE                68510      *%
     6690      2219 ODDIE BLVD                                     SPARKS                         NV                89431      *%
     6766      1025 S. WELLS AVE.                                  RENO                           NV                89502      *%
     6767      1426 EAST WILLIAM ST.                               CARSON CITY                    NV                89701      *%
     6788      3450 S. MARYLAND PKWY./BLVD. M                      LAS VEGAS                      NV                89109      *%
     6792      2105 CIVIC CENTER DR.                               N. LAS VEGAS                   NV                89030      *%



* Confidential treatment has been requested for certain portions of this document pusuant to an application for confidential treatment sent to the SEC. Such portions are omitted from this filing and filed separately with the SEC.

     6507      3200 SOUTH LANCASTER, #156A                         DALLAS                         TX                75216      *%
     6549      5411 E Lancaster                                    FT Worth                       TX                76112      *%
     6553      1904 Martin L. King Blvd.                           DALLAS                         TX                75227      *%
     6554      2223 S. BUCKNER #237                                DALLAS                         TX                75227      *%
     6555      270 WYNNEWOOD VILLAGE                               DALLAS                         TX                75224      *%
     6726      8458 CAMP BOWIE WEST                                FORT WORTH                     TX                76116      *%
     6727      6246-A MCCART STREET                                FORT WORTH                     TX                76133      *%
     6728      6738-C LAKE WORTH BLVD.                             LAKE WORTH                     TX                76135      *%
     6729      1221 W. AIRPORT FWY. #115                           IRVING                         TX                75062      *%
     6730      809 E BERRY                                         FORT WORTH                     TX                76104      *%
     6780      315 N HIGH                                          LONGVIEW                       TX                75601      *%
     6781      1809 W. LOOP 281 #114                               LONGVIEW                       TX                75604      *%
     6782      5038 MONTANA                                        EL PASO                        TX                79903      *%
     6783      1307 E 8TH STREET                                   ODESSA                         TX                79761      *%
     6793      2310 GUADALUPE ST.                                  LAREDO                         TX                78043      *%
     6794      512 W. STASSNEY, STE. 112                           AUSTIN                         TX                78745      *%
     6795      925B HIGHWAY 80                                     SAN MARCOS                     TX                78666      *%
     6796      1130 W. DALLAS ST.                                  CONROE                         TX                77301      *%
     6797      2313 N. ALEXANDER                                   BAYTOWN                        TX                77520      *%
     6798      1501 SAN BERNARDO                                   LAREDO                         TX                78041      *%
     6800      2639 S. HAMPTON RD.                                 DALLAS                         TX                75224      *%

     6749      122 N. BEACH STREET                                 DAYTONA BEACH                  FL                32114      *%
     6755      1552 RIVERSTONE PKWY., #140                         CANTON                         GA                30114      *%
     6758      400 EAST 2ND AVE.                                   ROME                           GA                30161      *%
     6763      123 N. CRAIN HWY. SUITE B                           GLEN BURNIE                    MD                21061      *%
     6773      4005 E. BROAD STREET                                WHITEHALL                      OH                43213      *%



* Confidential treatment has been requested for certain portions of this document pusuant to an application for confidential treatment sent to the SEC. Such portions are omitted from this filing and filed separately with the SEC.

                                                                    EXHIBIT 2.01
                                                                    FORM OF NOTE





                                      NOTE


$190,000,000                                                   December 18, 2002


         FOR VALUE RECEIVED, the undersigned, ACE FUNDING LLC, (the "Borrower"), hereby promises to pay to the order of AUTOBAHN FUNDING COMPANY LLC (the "Lender"), on or before the Maturity Date (as defined in the Loan and Servicing Agreement referred to below), the principal amount of ONE HUNDRED AND NINETY MILLION DOLLARS ($190,000,000), or, if less, the aggregate unpaid principal amount of all of the Loans (as defined in the Loan and Servicing Agreement, dated as of December 18, 2002 , among the Borrower, the Lender, ACE Cash Express, Inc., in its individual capacity and as Check-Casher, DZ Bank AG Deutsche Zentral-Genossenschaftsbank, as Administrative Agent and as Liquidity Agent and U.S. Bank National Association, as Collateral Agent; as the same may be amended, modified or supplemented from time to time, the "Loan and Servicing Agreement") made by the Lender to the Borrower pursuant to the Loan and Servicing Agreement (as shown in the records of the Administrative Agent or, at the Administrative Agent's option, on Schedule I attached hereto and any continuation thereof). Each Loan shall be payable from time to time in amounts as provided in the Loan and Servicing Agreement, and in any event shall be payable on the Maturity Date. Capitalized terms used but not defined herein have the meanings provided in the Loan and Servicing Agreement.

         The undersigned also promises to pay interest on the unpaid principal amount of each Loan evidenced by this Note from the date of such Loan until such Loan is paid in full, payable at the rates and on the dates specified in the Loan and Servicing Agreement.

         This Note evidences indebtedness incurred as Loans under, and is entitled to the benefits of, the Loan and Servicing Agreement, to which Loan and Servicing Agreement reference is hereby made for a statement of its terms and conditions, including those under which the maturity of this Note may be accelerated. Upon the occurrence of an Event of Default as specified in the Loan and Servicing Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable.

         This Note is secured by and entitled to the benefits specified in
Section 1.03 of the Loan and Servicing Agreement, and reference is hereby made to such Section for a description of the nature and extent of the collateral and the rights of the parties to and beneficiaries of the Loan and Servicing Agreement in respect of such collateral.

         In addition to and not in limitation of the foregoing and the provisions of the Loan and Servicing Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay on demand all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         This Note shall be governed by and construed in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, but otherwise without regard to conflicts of law principles).

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Borrower has caused this instrument to be signed, manually or in facsimile, by its duly authorized officer as of the date above first written.

                                       ACE FUNDING LLC



                                       By:
                                          ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE I


         Schedule attached to Note, dated December 18, 2002, of ACE FUNDING LLC payable to the order of AUTOBAHN FUNDING COMPANY LLC.


                                                                                    Principal
      Date of             Amount of                              Amount of            Amount            Notation
        Loan                Loan                Rate             Repayment         Outstanding           Made by
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------






                                                                 EXHIBIT 5.01(U)


                                 NON-NEGOTIABLE
                                    TERM NOTE

                                                               December 18, 2002

         FOR VALUE RECEIVED, the undersigned, ACE FUNDING LLC, a Delaware limited liability company (the "Company"), promises to pay to ACE CASH EXPRESS, INC., a Texas corporation ("ACE"), on the terms and subject to the conditions set forth herein and in the Loan and Servicing Agreement referred to below, a principal sum without interest of up to ONE MILLION NINE HUNDRED THOUSAND DOLLARS ($1,900,000) (as such amount may be increased by borrowings hereunder from time to time, reduced by any repayments hereunder and increased by reborrowings hereunder, the "Principal Amount").

         1. Loan and Servicing Agreement. This Term Note is the Company Note described in, and is subject to the terms and conditions set forth in, that certain Loan and Servicing Agreement dated as of December 18, 2002, among ACE Funding LLC, as Borrower, ACE Cash Express, Inc., in its individual capacity and as Check-Casher, Autobahn Funding Company LLC, as Lender, DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, as Administrative Agent and as Liquidity Agent, and U.S. Bank National Association, as Collateral Agent (as the same may be amended, supplemented, amended and restated or otherwise modified in accordance with its terms, the "Loan and Servicing Agreement"). Reference is hereby made to the Loan and Servicing Agreement for a statement of certain other rights and obligations of the Company and ACE.

         2. Definitions. Capitalized terms used but not defined herein have the meanings provided in the Loan and Servicing Agreement. In addition, as used herein, the following terms have the following meanings:

                  "Bankruptcy Proceedings" has the meaning set forth in clause
         (b) of paragraph 6 hereof.

                  "Final Maturity Date" means the the date that falls ten (10) Business Days after the Final Payout Date.

                  "Senior Interests" means, collectively and without duplication, (i) all amounts accrued in respect of the Loans, (ii) all amounts payable pursuant to Sections 3.03(d) and (e), 4.01, 4.02 and
          4.03 of the Loan and Servicing Agreement, and (iii) all other obligations of the Company and ACE that are due and payable to (a) the Lender, the Administrative Agent, the Liquidity Agent, the Collateral Agent, the other Secured Parties and their respective successors, permitted transferees and assigns arising in connection with the Transaction Documents and (b) any Indemnified Party arising in connection with the Loan and Servicing Agreement, in each case, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, together with any and all interest accruing on any such amount after the commencement of any Bankruptcy Proceedings, notwithstanding any provision or rule of law that might restrict the rights of any Senior Interest Holder, as against the Company or anyone else, to collect such interest.

                  "Senior Interest Holders" means, collectively, Lender, the Administrative Agent, the Liquidity Agent, the Collateral Agent, the Affected Parties, the Indemnified Parties and the other Secured Parties.

                  "Subordination Provisions" means, collectively, clauses (a) through (l) of paragraph 6 hereof.

         3. Principal Payment Dates. Subject to the Subordination Provisions set forth below, payments of the principal amount of this Term Note shall be made as follows:

                  (a) The entire Principal Amount shall be paid on the Final Maturity Date.

                  (b) Subject to the Subordination Provisions set forth below, the principal amount of this Term Note may be prepaid in whole or in part on any Business Day without premium or penalty.

         4. Payment Mechanics. All payments of principal hereunder are to be made in lawful money of the United States of America.

         5. Enforcement Expenses. In addition to and not in limitation of the foregoing, but subject to the Subordination Provisions set forth below and to any limitation imposed by applicable law, the Company agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by ACE in seeking to collect any amounts payable hereunder which are not paid when due.

         6. Subordination Provisions. The Company covenants and agrees, and ACE and any other holder of this Term Note (collectively, ACE and any such other holder are called the "Holder"), by its acceptance of this Term Note, likewise covenants and agrees on behalf of itself and any holder of this Term Note, that the payment of the principal amount of this Term Note is hereby expressly subordinated in right of payment to the payment and performance of the Senior Interests to the extent and in the manner set forth in the following clauses of this paragraph 9:

                  (a) No payment or other distribution of the Company's assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Term Note except (i) to the extent such payment or other distribution is made pursuant to clause (a) of paragraph 6 of this Term Note, (ii) at any time during a Usage Period, the Company is permitted to pay and the Holder is permitted to receive principal payments in respect of this Term Note from funds received by Borrower in accordance with the priority of payments set forth in Section 3.03 of the Loan and Servicing Agreement, provided that, after giving effect to such payments, the outstanding principal balance on this Term Note will be not less than one percent (1%) of the outstanding Net Balance, and (iii) immediately following the end of a Usage Period, the Company is permitted to pay and the Holder is permitted to receive payments necessary to pay this Term Note in full from funds received by

         Borrower in accordance with the priority of payments set forth in
         Section 3.03 of the Loan and Servicing Agreement, provided that, the outstanding Loans have been paid in full.;

                  (b) In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Company, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company or any sale of all or substantially all of the assets of the Company (such proceedings being herein collectively called "Bankruptcy Proceedings"), the Senior Interests shall first be paid and performed in full and in cash before ACE shall be entitled to receive and to retain any payment or distribution in respect of this Term Note. In order to implement the foregoing: (i) all payments and distributions of any kind or character in respect of this Term Note to which Holder would be entitled except for this clause (b) shall be made directly to the Collateral Agent (for the benefit of the Senior Interest Holders); (ii) Holder shall promptly file a claim or claims, in the form required in any Bankruptcy Proceedings, for the full outstanding amount of this Term Note, and shall use commercially reasonable efforts to cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Collateral Agent (for the benefit of the Senior Interest Holders) until the Senior Interests shall have been paid and performed in full and in cash; and (iii) Holder hereby irrevocably agrees that the Collateral Agent, in the name of Holder or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of Holder relating to this Term Note, in each case until the Senior Interests shall have been paid and performed in full and in cash;

                  (c) In the event that Holder receives any payment or other distribution of any kind or character from the Company or from any other source whatsoever, in respect of this Term Note, other than as expressly permitted by the terms of this Term Note, such payment or other distribution shall be received in trust for the Senior Interest Holders and shall be turned over by Holder to the Collateral Agent (for the benefit of the Senior Interest Holders) forthwith. Holder will mark its books and records so as clearly to indicate that this Term Note is subordinated in accordance with the terms hereof. All payments and distributions received by the Collateral Agent in respect of this Term Note, to the extent received in or converted into cash, may be applied by the Collateral Agent (for the benefit of the Senior Interest Holders) first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Senior Interest Holders in enforcing these Subordination Provisions, or in endeavoring to collect or realize upon this Term Note, and any balance thereof shall, solely as between ACE and the Senior Interest Holders, be applied by the Collateral Agent (in the order of application set forth in Section 3.03 of the Loan and Servicing Agreement) toward the payment of the Senior Interests; but as between the Company and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Interests;

                  (d) Notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Term Note, while any Bankruptcy Proceedings are pending Holder shall not be subrogated to the then existing rights of the Senior Interest Holders in respect of the Senior Interests until the Senior Interests have been paid and performed in full and in cash. If no Bankruptcy Proceedings are pending, Holder shall only be entitled to exercise any subrogation rights that it may acquire by reason of a payment or distribution to the Senior Interest Holders in respect of this Term Note;

                  (e) These Subordination Provisions are intended solely for the purpose of defining the relative rights of Holder, on the one hand, and the Senior Interest Holders on the other hand. Nothing contained in these Subordination Provisions or elsewhere in this Term Note is intended to or shall impair, as between the Company, its creditors (other than the Senior Interest Holders) and Holder, the Company's obligation, which is unconditional and absolute, to pay Holder the principal of this Term Note as and when the same shall become due and payable in accordance with the terms hereof or to affect the relative rights of Holder and creditors of the Company (other than the Senior Interest Holders);

                  (f) Holder shall not, until the Senior Interests have been paid and performed in full and in cash, (i) cancel, waive, forgive, or commence legal proceedings to enforce or collect, or subordinate to any obligation of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, other than the Senior Interests, this Term Note or any rights in respect hereof, (ii) assign or transfer this Term Note or (iii) convert this Term Note into an equity interest in the Company, unless Holder shall have received the prior written consent of the Administrative Agent and the Lender in each case;

                  (g) Holder shall not, without the advance written consent of the Administrative Agent, the Collateral Agent and the Lender, commence, or join with any other Person in commencing, any Bankruptcy Proceedings with respect to the Company until at least one year and one day shall have passed since the Senior Interests shall have been paid and performed in full and in cash;

                  (h) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made;

                  (i) Each of the Senior Interest Holders may, from time to time, at its sole discretion, without notice to Holder, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Interests; (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Interests; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests; (iv) amend, supplement, amend and restate, or otherwise modify any Transaction Document; and (v) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Interests, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property;

                  (j) Holder hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Interests; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Interests, or any thereof, or any security therefor;

                  (k) Each of the Senior Interest Holders may, from time to time, on the terms and subject to the conditions set forth in the Transaction Documents to which such Persons are party, but without notice to Holder, assign or transfer any or all of the Senior Interests, or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Interests shall be and remain Senior Interests for the purposes of these Subordination Provisions, and every immediate and successive assignee or transferee of any of the Senior Interests or of any interest of such assignee or transferee in the Senior Interests shall be entitled to the benefits of these Subordination Provisions to the same extent as if such assignee or transferee were the assignor or transferor; and

                  (l) These Subordination Provisions constitute a continuing offer from the holder of this Term Note to all Persons who become the holders of, or who continue to hold, Senior Interests; and these Subordination Provisions are made for the benefit of the Senior Interest Holders, and the Administrative Agent may proceed to enforce such provisions on behalf of each of such Persons.

         7. General. No failure or delay on the part of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Term Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by the Company and Holder and consented to by the Administrative Agent and (ii) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

         8.       No Negotiation.  This Term Note is not negotiable.

         9. GOVERNING LAW. THIS TERM NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

         10. Captions. Paragraph captions used in this Term Note are for convenience only and shall not affect the meaning or interpretation of any provision of this Term Note.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its duly authorized officer as of the date above first written.

                                  ACE FUNDING LLC



                                  By:
                                     ---------------------------------------
                                       Name:
                                       Title:

                                                                 EXHIBIT 5.01(v)

                        ELECTRONIC PRESENTMENT AGREEMENT

         This Agreement is made as of the 6th day of January, 2003 ("Effective Date"), between Ace Funding, LLC, a limited liability company organized under the laws of Delaware ("Funding") and a subsidiary of ACE Cash Express, Inc., a Texas corporation, having its principal place of business at 1231 Greenway Drive, Suite 600, Irving, Texas 75038, ACE Cash Express, Inc., a Texas corporation, having its principal place of business at 1231 Greenway Drive, Suite 600, Irving, Texas 75038 ("ACE"), H&R Block Tax Services, Inc., a Missouri corporation ("Block"), Imperial Capital Bank, a California state-chartered bank and subsidiary of ITLA Capital Corporation ("Bank"), and Household Tax Masters Inc., a Delaware corporation having its principal place of business at 200 Somerset Corporate Boulevard, Suite 102, Bridgewater, New Jersey 08807-2862 ("HTM").

         A. WHEREAS, pursuant to that certain License Agreement between ACE and Block dated November 22, 2000, and Addendum No. 1 to the License Agreement dated May 31, 2001 (collectively the "License") ACE operates Self Service Machines ("SSMs") in approximately 248 Block business premises ("locations"), during that period of time from the first Monday after January 1st through May 31st of each year ("Tax Season");

         B. WHEREAS, Block desires to expedite the disbursement of cash to their customers ("Customers") who obtain Refund Anticipation Loans ("RAL") or Refund Anticipation Checks ("RAC") (collectively, the "Customer Checks"); and

         C. WHEREAS, HTM provides the Bank with critical services in order for Bank to conduct the Refund Anticipation Loan program ("RAL Program"); and

         D. WHEREAS, Bank is the originator of Refund Anticipation Loans for the RAL program and the issuer of the Refund Anticipation Checks; and

         E. WHEREAS, ACE wishes to facilitate cash disbursements through the SSMs and to deliver to the Bank, at the conclusion of the Tax Season, the Customer Checks that were deposited into the SSMs during the Tax Season; and

         F. WHEREAS, the parties hereto desire to provide for electronic presentment of Customer Checks to Bank in accordance with the terms and conditions of this Agreement to facilitate the payment of amounts due with respect to Customer Checks cashed in SSMs.

         NOW, THEREFORE, ACE, Funding, Bank, Block and HTM agree as follows:

1. SSM CUSTOMER PROCEDURES AND DISCLOSURE

1.1. Paper Checks - When a Customer applies and is accepted for a RAL or RAC and indicates that he/she wants to utilize a SSM to cash his/her Customer Check, Block shall provide all disclosures to the Customer as previously agreed to between HTM and Block, which in any event shall be in accordance with applicable law and regulations. Block and ACE agree and warrant that no part of any check cashing fee or other fee charged for the privilege of using the SSM shall be included in or deducted from the amount of the RAL or RAC prior to the Customer check being cashed in the SSM.

1.2. Electronic Checks - When a Customer applies and is accepted for a RAL or RAC and indicates that he/she wants his/her proceeds to be disbursed in cash from a SSM, Block agrees to provide that Customer with Truth-in-Lending and other disclosures required by applicable law and regulation and obtain the Customer's agreement to those disclosures (including by signature, whether physical or electronic) in a form and manner to be determined solely by HTM and Bank prior to any cash being disbursed. Further, Block and ACE agree, represent and warrant that no part of any check cashing fee, funds disbursement fee or other fee charged for the privilege of using the SSM shall be included in or deducted from the amount of the RAL or RAC prior to the proceeds being disbursed from the SSM. ACE agrees that each such disbursement transaction shall be considered as being accomplished through the issuance and negotiation of a check by electronic means and that such issuance and negotiation shall be governed by the Uniform Commercial Code ("UCC") as that code has been enacted in the State of New York.

2. SETTLEMENT DIRECTIONS

         Each business day, at 3:00 p.m. Central Time, ACE will compile (i) the check approval and check print files for Customer Checks cashed in SSMs pursuant to this Agreement which are presented electronically and that originate from the Block host system ("Block's Check Authorization File") and are received by the ACE host system and (ii) the cash dispensed from SSMs in order to prepare a checks cleared file in NACHA format. This process will generate pre-commit information on the Customer Checks that were cashed in the SSMs after 3:00 p.m. (local time) the immediately preceding business day until 3:00 p.m. (local time) of the current business day. ACE will, following review and correction, if any, finalize and commit the file by 4:00 p.m. Central Time on such business day, thereby automatically creating a check cleared file in NACHA Format (a "Check Cleared File"). By 4:00 p.m. on such day ACE will electronically send the Check Cleared File to HTM for review and confirmation.

         By 4:00 p.m. on such day such Check Cleared File shall include, with respect to each Customer Check, the data indicated on the attached Exhibit "A". HTM shall review and approve each such Check Cleared File, provided that HTM may elect, by notice to ACE, to disapprove specific Customer Checks ("Exceptions"). Upon such approval, and in time to permit the wire transfer by the time set forth below, HTM shall forward such Check Cleared File (adjusted for the Exceptions) to Bank with instructions to wire funds to U.S. Bank, National Association as collateral agent for secured parties pursuant to the following wire instructions: Account # 1801211673C5 ABA #091000622 Re: 33480100 Attn.:
Dawn Gipson/Ace Funding, which instructions shall not be modified without the prior written consent of U.S. Bank National Association, the designated recipient of such funds. Bank shall use its best efforts to complete such wire on or before 1:00 pm Pacific Time of the business day following receipt of the Check Cleared File authorizing the wire, but shall, in any event, complete such wire transfer on the next business day.

3. CHECK PROCESSING AND DELIVERY

         (a) The endorsement on paper checks shall be voided by ACE immediately upon deposit into a SSM.

         (b) ACE will be responsible for voiding and safekeeping the checks until the conclusion of Tax Season, at which time ACE will deliver the voided checks to HTM as servicer for Bank.

         (c) ACE and Bank will resolve Exceptions, through HTM as servicer for Bank, on an individual item-by-item basis. If ACE and HTM are unable to resolve an Exception with respect to any specific check cashed in an SSM and have it included in a Check Cleared File, ACE shall retain all remedies under the applicable Uniform Commercial Code with respect to pursuing payment of such Customer Check by Bank.

4. GUARANTEE OF CHECK AUTHORIZATION FILES

         As an inducement for HTM and Bank to enter into this Agreement, ACE and Block hereby represent, warrant and guarantee that the information contained in the Check Cleared File delivered to HTM and to Bank from ACE will be true and accurate in all material respects. Further, Block represents, warrants and guarantees that the information contained in Block's Check Authorization File will be true and correct in all material respects. ACE and Block represent, warrant and guarantee the identity of the Customers who cash Customer Checks or otherwise receive funds through transactions appearing in the Check Cleared File, provided the foregoing shall not modify, as between ACE and Block, the risk-sharing terms of the License. With respect to all such transactions, ACE makes to Bank and guarantees all warranties of presentment contained in UCC Sections 3-417 and 4-208. This Agreement shall be considered an agreement for Electronic Presentment pursuant to UCC Section 4-110. Bank agrees (i) to pursue any claims against Block or ACE directly against Block and ACE and (ii) under no circumstances shall any funds to be wired pursuant to Section 2 following HTM's approval, subject to Exceptions, of the Check Cleared File, hereof be subject to any offset or deduction of any kind, with respect to disputes with Block or ACE or otherwise.

5. CUSTOMER PRIVACY

         A. ACE and/or Block, in performing their obligations pursuant to this Agreement, may have access to or receive disclosure of information (either from Bank, HTM or a Customer) about a Customer, including but not limited to, Non-Public Personal Information, as hereinafter defined in subparagraph b. below. ACE and Block agree that all such information obtained from Bank, HTM or from a Customer in the course of this Agreement (hereinafter referred to as "Consumer Personal Information") by ACE or Block, their directors, officers, employees, subcontractors and any other party with whom they contract, is and shall be considered, confidential and neither ACE nor Block shall use, disclose, give, sell, or otherwise transfer or make available, directly or indirectly, Consumer Personal Information to any third party, except as may be necessary to perform their obligations pursuant to this Agreement and except as may be agreed upon in writing by Bank specifically. ACE and Block shall adopt and maintain respective comprehensive privacy policies with respect to their handling of the Consumer Personal Information, which policies, in any event, shall at all times comply with applicable law and regulation governing the use and dissemination of such Consumer Personal Information. Notwithstanding the foregoing, Consumer Personal Information obtained from Customers by Block and ACE, respectively, may be used by Block and ACE as allowed in their respective privacy policies.

         B. All parties agree that, during the term of this Agreement and thereafter, Consumer Personal Information will be used by each party solely according to the terms of their respective privacy policies.

         C. Each party has developed, implemented and will maintain effective information security policies and procedures that include administrative, technical and physical safeguards designed to 1) ensure the security and confidentiality of Consumer Personal Information provided hereunder, 2) protect against anticipated threats or hazards to the security or integrity of such Consumer Personal Information, 3) protect against unauthorized access or use of such Consumer Personal Information and 4) comply with applicable law and regulations. All personnel of each party handling such Consumer Personal Information have been appropriately trained in the implementation of the party's information security policies and procedures. Each party regularly audits and reviews its information security policies and procedures to ensure their continued effectiveness and determine whether adjustments are necessary in light of circumstances including, without limitation, changes in technology, customer information systems or threats or hazards to Consumer Personal Information.

         D. Bank covenants and agrees that Bank will not use any information received by reason of this Agreement to market products or services to Block Customers. ACE covenants and agrees that ACE will not use any information contained in Block's Check Authorization File received by ACE or any other information which is confidential pursuant to the License to market products or services to Block Customers.

6. TERM; RENEWALS; TERMINATION

         A. The initial term of this Agreement shall commence on January 1, 2003 and end at midnight Central Time, May 31, 2003, unless terminated earlier pursuant to Section 6(B).

         B. HTM, Bank or Block may terminate this Agreement immediately upon notice to ACE and Block (if such notice is from HTM or Bank) or notice to ACE, HTM and Bank (if such notice is from Block) upon any of the following events (provided Block's termination rights shall not apply to matters in paragraph
(i)): (i) ACE presents paper items to Bank for which payment has already been received or for which electronic presentment has already been made; (ii) ACE fails to maintain adequate insurance coverage for the content of the SSMs; (iii) ACE shall elect to wind up or dissolve its operation or is wound up and dissolved; becomes insolvent or repeatedly fails to pay its debts as they become due; makes an assignment for the benefit of creditors; files a voluntary petition in bankruptcy, or for reorganization or is adjudicated as bankrupt or insolvent; or has a liquidator or trustee appointed over its affairs; (iv) if there occurs any material adverse change in ownership of ACE or if a material adverse change occurs in ACE's financial condition as determined by HTM or Bank in their sole discretion, or if ACE suspends or goes out of business or substantially reduces its business operations or sends a notice of a proposed bulk sale of all or part of its business; (v) ACE materially breaches its obligations or any guarantee, warranty or representation under this Agreement;
(vi) Bank or HTM has reasonable cause to believe that ACE will not be able to perform its obligations under this Agreement as the result of adverse regulatory rulings or decisions; (vii) Bank or HTM has reasonable cause to believe that Block or ACE, their employees or agents have engaged in any fraudulent activity in connection with any of the transactions contemplated by this Agreement or Bank or HTM receives a disproportionate number of Customer inquiries, disputes, or complaints; or (viii) in Bank's or HTM's judgment, any applicable law requires that this Agreement or any party's rights or obligations hereunder be amended, modified, waived or suspended in any material respect and such amendment is not completed within a reasonable time following notice.

         C. Excluded SSMs. This Agreement shall not include the ten SSMs listed on Exhibit B unless and until HTM and Bank, in their sole discretion, each notify Ace and Block that such SSMs will be included in this Agreement.

         D. Ace or Funding shall have the right to terminate this Agreement immediately upon notice to Block, HTM and Bank if (a) Bank materially breaches its obligations hereunder and fails to cure such breach with two (2) business days of written notice thereof, or (b) HTM materially breaches its obligations hereunder and fails to cure such breach with two (2) business days of written notice thereof.

         E. Termination of this Agreement shall not affect any of the Parties' responsibilities for performing its obligations under this Agreement prior to the effective date of such termination.

         F. Termination of this Agreement shall not, in any way, affect Ace's, Funding's or U.S. Bank National Association's (as collateral agent) ability to present paper checks cashed at SSMs and not paid in accordance with the terms hereof in accordance with customary deposit procedures, including without limitation, checks cashed following termination (regardless of whether any endorsement thereon has been voided).

         G. Sections 5, 6, 7, 13 and 14 shall survive termination of this Agreement.

7. INDEMNIFICATION

         ACE shall be liable to and shall defend, indemnify and hold harmless Bank, HTM and their Affiliates and their respective officers, employees, agents and directors from any losses, damages, claims or complaints threatened against or incurred by Bank or HTM or any Affiliate of Bank or HTM or their respective officers, employees, agents and directors arising out of (i) ACE's actual or alleged failure to comply with its obligations under this Agreement or breach of a representation, warranty or guarantee; (ii) any claim, dispute, complaint or setoff against Bank or HTM or any affiliate of Bank or HTM made by a Customer with respect to anything actually or allegedly done or not done by ACE in connection with this Agreement; (iii) the death or injury to any person or the loss, destruction or damage to any property arising out of anything done or not done by ACE in connection with the design, manufacture or furnishing by ACE of any SSM; (iv) any claim or complaint of a third party against Bank or HTM or any affiliate of Bank or HTM in connection with ACE's advertisements and promotions relating to the check cashing services under this Agreement; (v) any actual illegal or asserted improper, negligent or other wrongful conduct of ACE or its employees or agents in connection with this Agreement; and (vi) any claim or complaint by a Consumer or governmental agency against Bank or HTM or any affiliate of Bank or HTM asserting that ACE has violated any applicable laws.

         ACE shall be liable to and shall defend, indemnify and hold harmless Block and their Affiliates and their respective officers, employees, agents and directors from any losses, damages, claims or complaints threatened against or incurred by Block or any Affiliate of Block or their respective officers, employees, agents and directors arising out of (i) ACE's actual or alleged failure to comply with its obligations under this Agreement or breach of a representation, warranty or guarantee; (ii) the death or injury to any person or the loss, destruction or damage to any property arising out of anything done or not done by ACE in connection with the design, manufacture or furnishing by ACE of any SSM and (iii) any actual illegal or asserted improper, negligent or other wrongful conduct of ACE or its employees or agents in connection with this Agreement provided that the foregoing indemnities shall be subject to the risk sharing provisions of the License.

         Block shall be liable to and shall defend, indemnify and hold harmless Bank, HTM and their Affiliates and their respective officers, employees, agents and directors from any losses, damages, claims or complaints threatened against or incurred by Bank or HTM or any Affiliate of Bank or HTM or their respective officers, employees, agents and directors arising out of (i) any claim, dispute, complaint or setoff against Bank or HTM or any affiliate of Bank or HTM made by a Customer with respect to anything actually or allegedly done or not done by Block in connection with Block's obligations under this Agreement and with respect to an actual or alleged breach of representation, warranty, and guarantee by Block under this Agreement; (ii) any claim or complaint of a third party against Bank or HTM or any of their affiliates arising from Block's advertisements and promotions relating to the check cashing services under this Agreement; (iii) any actual illegal or asserted improper, negligent or other wrongful conduct of Block or its employees or agents in connection with any of the transactions contemplated by this Agreement; and (iv) any claim or complaint by a Consumer or governmental agency against Bank or HTM or any affiliate of Bank or HTM that Block by its conduct in connection with its obligations under this Agreement has violated any applicable laws or regulations. HTM shall indemnify ACE, Funding and U.S. Bank National Association, as collateral agent, against any claim or complaint related to the RAL and RAC documentation provided that ACE and/or Block provide such documentation to Customers in exactly the form prescribed to them by HTM, as servicer for Bank. In the event that any party shall receive any claim or demand or be subject to any suit or proceeding of which a claim may be made against Bank, HTM, or ACE under this Section, the indemnified parties shall give prompt written notice thereof to the indemnifying parties and the indemnifying parties will be entitled to participate in the settlement or defense thereof with counsel satisfactory to indemnified parties at the indemnifying parties' expense. In any case, the indemnifying parties and the indemnified parties shall cooperate (at no cost to the indemnified parties) in the settlement or defense of any such claim, demand, suit, or proceeding.

8. COMPLIANCE WITH LAWS

         The Parties will perform their respective obligations under this Agreement in compliance, in all material respects, with all applicable laws, orders, and regulations.

9. NOTICES

         Any notice, consent, or other communication to be given under this Agreement by either Party to another Party shall be in writing and shall be either (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid with return receipt requested, or (c) delivered by overnight express delivery service or same-day local courier service at such other address as may have previously been designated by a Party for it by notice to the other Parties in accordance with this Section 6. Notices delivered personally, or by overnight express delivery service, or by local courier service shall be deemed given as of actual receipt. Mailed notices shall be deemed given three business days after mailing.

         If to Funding:                                If to HTM:
         ACE Funding, LLC                              Household Tax Masters Inc
         1231 Greenway Drive, Suite 600                200 Somerset Corporate Blvd.
         Irving, Texas 75038                           Bridgewater, NJ  08807
         Facsimile no.: 972/ 582-1425                  Facsimile no.: 908-203-4211
         Attn: Wanda Palmer-Strong                     Attn: Susan E. Artmann
         Vice President

         If to Funding:                                If to U.S. Bank, National Association
         ACE Cash Express, Inc.                        as Collateral Agent:
         1231 Greenway Drive, Suite 600                180 East Fifth Street
         Irving, Texas 75038                           St. Paul, Minnesota 55101
         Facsimile no.: 972/ 582-1464                  Facsimile no.: 651-244-0089/1797
         Attn:  Joe Conner, Chief Financial Officer    Attn:  Eve Kaplan

         If to Bank:                                   If to Block:
         Imperial Capital Bank                         4400 Main Street
         111 West Tenth Street                         Kansas City, Missouri 64111
         Suites B & C
         Carson City, Nevada 89703                     ------------------------------
         Facsimile no.:  775/ 841-4388                 Facsimile no.:816-932-1904
         Attention:  David B. Sundry                   Attn: Ms. Betsy Stephens

         If to Bank with a copy to:
         Imperial Capital Bank
         888 Prospect Street
         Suite 110
         La Jolla, California 92037
         Facsimile no.: 858/ 551-1212
         Attn: Timothy M. Doyle

10. STATUS OF THE PARTIES

         In performing their responsibilities pursuant to this Agreement, all parties are in the position of independent contractors, and in no circumstances shall any party be deemed to be the agent or employee of any other. This Agreement is not intended to create, nor does it create and shall not be construed to create, a relationship of partner or joint venture or an association for profit between any parties. The parties hereto acknowledge and agree that the Customer Checks cashed in the SSMs and the funds to be wired hereunder in settlement thereof are owned by Funding (which has granted a security interest therein to U.S. Bank, National Association, as collateral agent) and do not belong to ACE.

11. FORCE MAJEURE

         No party to this Agreement shall be liable to any other by reason of any failure in performance of this Agreement in accordance with its terms if such failure arises out of a cause beyond the control and without the fault or negligence of such party. Such causes may include but are not limited to acts of God, of the public enemy or of civil or military authority, unavailability of energy resources, system or communication failure, delay in transportation, fires, strikes, riots or war. In the event of any force majeure occurrence, the disabled party shall use its best efforts to meet its obligations as set forth in this Agreement.

12. GOVERNING LAW

         This Agreement shall be governed by, construed in accordance with, and enforced under the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but otherwise without respect to its choice of laws provisions). In the event that any provision of this Agreement conflicts with the Uniform Commercial Code, the Uniform Commercial Code shall control.

13. AMENDMENT: WAIVER

         This Agreement may only be amended by the written consent of all Parties and U.S. Bank National Association, as collateral agent, and any provision hereof may be waived only by a document signed by the Party against which the waiver is sought to be enforced.

14. HEADINGS AND CAPTIONS

         Headings, captions, and titles of articles, sections, paragraphs, or other subparts of this Electronic Presentment Agreement are for convenience of reference only and shall be ignored in interpreting, defining or construing the text of this Agreement.

15. JURISDICTION

         ANY SUIT, COUNTERCLAIM, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE BROUGHT SOLELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW YORK; AND ALL PARTIES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY APPELLATE COURTS THEREOF FOR THE PURPOSE OF ANY SUCH SUIT, COUNTERCLAIM, ACTION, PROCEEDING OR JUDGMENT (IT BEING UNDERSTOOD THAT SUCH CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS WAIVES ANY RIGHT TO SUBMIT ANY DISPUTES HEREUNDER TO ANY COURTS OTHER THAN THOSE ABOVE).

16. WAIVER OF JURY TRIAL

         ALL PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER

THIS AGREEMENT, ANY RELATED DOCUMENT OR UNDER ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, SUIT, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES ENTERING INTO THIS AGREEMENT. SUCH WAIVER BY THE PARTIES HERETO SHALL NOT ACT AS A WAIVER OF ANY SUCH RIGHTS UNDER ANY OTHER UNRELATED AGREEMENTS OF ANY OF THE PARTIES TO THIS AGREEMENT.

17. THIRD PARTY BENEFICIARY

         U.S. Bank National Association, as collateral agent, and its successors and assigns in such capacity shall be third-party beneficiaries to the provisions of this Agreement and shall be entitled to rely upon and directly enforce such provisions of this Agreement.

18. MULTIPLE COUNTERPARTS

         This Agreement may be executed in multiple and separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives and effective as of the Effective Date.

ACE FUNDING, LLC.,                           HOUSEHOLD TAX MASTERS INC.
a Delaware limited liability company

By:                                          By:
   ----------------------------------           --------------------------------
Name:  Wanda Palmer-Strong                   Name:
Title: Vice President                              -----------------------------
                                             Title:
                                                   -----------------------------


Date:                                        Date:
     ---------------------                        ---------------------


IMPERIAL CAPITAL BANK                        H&R BLOCK TAX SERVICES, INC.

By:                                          By:
   --------------------------------             --------------------------------
Name:                                        Name:
      -----------------------------                -----------------------------
Title:                                       Title:
      -----------------------------                -----------------------------


Date:                                        Date:
     ---------------------                        ---------------------


ACE CASH EXPRESS, INC.,
a Texas corporation

By:
   --------------------------------
Name:  Joe Conner
Title: Chief Financial Officer

Date:
     ---------------------





               [Signature Page - Electronic Presentment Agreement]

                                                                         ANNEX I




                                 ACE FUNDING LLC
                         1231 GREENWAY DRIVE, SUITE 800
                               IRVING, TEXAS 75038


                                December 18, 2002

AT SYSTEMS SOUTHWEST, INC.
914 Paulsun Drive
San Antonio, TX 78219

Attn: Eddie Lira

         Re: Custodial Acknowledgment in favor of the Collateral Agent (as hereinafter defined)

Ladies and Gentlemen:

                  ACE FUNDING LLC, a Delaware limited liability company (the "Borrower"), ACE CASH EXPRESS, INC., a Texas corporation, individually and as check casher ("ACE"), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the "Lender"), DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN ("DZ Bank"), as administrative agent for Lender (in such capacity, the "Administrative Agent") and as liquidity agent for Liquidity Providers (in such capacity, the "Liquidity Agent"), and U.S. Bank National Association, as collateral agent for the Secured Parties (as defined below) (in such capacity, the "Collateral Agent") as parties to that certain Loan and Servicing Agreement dated as of December 18, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") hereby notify you ("Approved Courier") and you hereby acknowledge, that the Borrower has assigned, pledged and granted to the Collateral Agent, for the benefit of the Secured Parties, a first and prior security interest in certain property of Borrower, including all currency, coin, checks, securities and other valuable property and proceeds thereof received, transported and delivered by you from time to time (the "Property") in accordance with the contract between you and the Borrower (as amended and supplemented the "Contract") and pertaining to locations of the self-service check cashing machines listed on Schedule I attached hereto as such schedule may be amended, restated,

AT SYSTEMS SOUTHWEST, INC.
December 18, 2002
Page 2



supplemented or otherwise modified from time to time with the consent of the Collateral Agent (the "SSMs") located in certain business premises of H&R Block Tax Services, Inc., to secure certain obligations and indebtedness of the Borrower owing to the "Secured Parties" as defined in the Loan Agreement.

                  1. Notwithstanding any provision to the contrary contained in the Contract:

                  (a) Approved Courier is hereby irrevocably authorized and directed by Borrower, upon the request of the Collateral Agent, to retrieve (if necessary) and deliver to the Collateral Agent or its designee (as the Collateral Agent may direct), to the applicable financial institution as indicated on the attached Schedule I ("Approved Vault Bank") any and all Property then and thereafter received, transported or delivered by Approved Courier pursuant to the Contract (including, without limitation, all Property contained in cartridges at the SSMs). All requests, instructions and notices to be given to Approved Courier pursuant to this letter agreement by the Collateral Agent may be oral or written (unless provided otherwise below) and shall be made by a Vice President of the Collateral Agent and shall be delivered to Approved Courier at the address indicated above, facsimile no. (210) 222-8329, phone no.
(210) 222-8505 extension 103 (subject to change only by prior written notice from Approved Courier to the Borrower and the Collateral Agent as provided in the last paragraph hereof) and to the attention of Eddie Lira. All requests, instructions and notices shall be confirmed in writing, by telex, facsimile, certified mail or express delivery service not later than the second business day next following the date or time such request, instruction or notice is effective. Approved Courier shall have a reasonable period of time (but in any event not to exceed two business days) following the receipt of any request, instruction or notice to comply therewith. Approved Courier accepts and agrees to comply with the preceding authorization and direction, and with any such request or instruction from the Collateral Agent until such time as the Collateral Agent otherwise directs in writing, as provided above; provided, that Approved Courier shall incur no liability whatsoever to the Borrower or the

AT SYSTEMS SOUTHWEST, INC.
December 18, 2002
Page 3


Collateral Agent in acting upon any request or instruction which Approved Courier reasonably believes to have been given in the manner provided herein by an authorized representative of the Collateral Agent. Instructions of the Collateral Agent shall control, and, except as permitted by the Collateral Agent below in this letter agreement or otherwise in writing, the Borrower shall not have any right or authority whatsoever to instruct Approved Courier with respect to the Property.

                  (b) The Collateral Agent shall pay directly to Approved Courier all costs and expenses payable to Approved Courier pursuant to the Contract, including any additional cost or expense which Approved Courier shall require if Approved Courier is directed by the Collateral Agent to perform any service additional to or different from the services specifically set forth in the Contract to the extent funds are available in Account # 33480100 at the Collateral Agent (the "Trust Collection Account"). To the extent the Collateral Agent fails to pay the amounts referenced in the foregoing sentence, the Borrower (or ACE in the event the Borrower does not have sufficient funds) will pay such amounts. Approved Courier waives and disclaims any and all interest (whether ownership, security or otherwise), at law or in equity, including without limitation any right of offset or counterclaim against, or carrier's lien in, the Property and expressly agrees that the Borrower owns the Property, free and clear of all liens, interests, claims or other rights arising by, through or under Approved Courier.

                  (c) Neither this letter agreement nor the Contract shall be modified or amended without the prior written consent of Approved Courier, the Borrower, the Administrative Agent, ACE and the Collateral Agent. In that connection, it is agreed that the Contract may be amended to add thereto or to delete therefrom the location of the SSMs by an amendment duly executed by Approved Courier, the Collateral Agent, the Administrative Agent, ACE and the Borrower and that the Contract as amended shall thereafter continue in full force and effect.

AT SYSTEMS SOUTHWEST, INC.
December 18, 2002
Page 4


                  (d) Approved Courier hereby acknowledges that (i) the Property is legally and equitably owned by the Borrower and is not the property of the Approved Vault Bank, the owner of any SSM, H&R Block, ACE or any other party,
(ii) the Collateral Agent has been granted by the Borrower and currently holds a security interest in the Property and (iii) pursuant to such grant, the Collateral Agent has the right to exercise the rights of the Borrower under the Contract. Approved Courier agrees and acknowledges that at all times during which Approved Courier is in possession of Property received, transported and delivered by Approved Courier pursuant to the Contract, Approved Courier shall maintain possession of such Property in the capacity of a custodian and bailee of such Property for the benefit of the Collateral Agent on behalf of the Secured Parties for the purpose of perfecting the security interest of the Collateral Agent pursuant to applicable provisions of the Uniform Commercial Code or other applicable law, subject and pursuant to the provisions of the Contract as amended from time to time and pursuant to the provisions of this letter agreement.

                  (e) Approved Courier agrees to provide the Collateral Agent with such information and records relating solely to the performance of the Contract as the Collateral Agent may reasonably request from time to time; provided that, Approved Courier shall furnish to the Borrower a copy of all such information and records which are so provided to the Collateral Agent.

                  (f) In the event of loss of the Property, the Collateral Agent, the Borrower or ACE (each of the Borrower and ACE as agent for the Collateral Agent) shall have the right to present a claim to Approved Courier for loss reimbursement in the manner specified and allowed under the terms of the Contract. All such loss reimbursements shall be deposited directly into the Vault Collection Account ("Vault Collection Account") designated from time to time by the Collateral Agent at the applicable Approved Vault Bank to satisfy any outstanding obligations under the Loan Agreement.

AT SYSTEMS SOUTHWEST, INC.
December 18, 2002
Page 5


                  (g) Approved Courier shall have no liability in the event of any dispute involving ownership of the Property or any other matter relating to this letter agreement other than Approved Courier's nonperformance of its obligations set forth herein, and the Borrower agrees to pay all court costs and reasonable attorneys' fees which Approved Courier may incur as a result of any such dispute.

                  2. Until notice is given to the Approved Courier by the Collateral Agent under Paragraph 1 above:

                  (a) Approved Courier shall continue, pursuant to the Contract, to pick up sealed cartridges said or represented to contain currency at the Approved Vault Bank for delivery to the SSMs. The sealed cartridges shall be delivered by Approved Courier to the SSMs specifically designated in writing by ACE, as check casher, but (notwithstanding any provision of the Contract to the contrary) no cartridge shall be delivered to any location other than one or more of the SSMs.

                  (b) Furthermore, Approved Courier shall continue to pick up sealed cartridges said to contain all excess cash and items other than checks and checks (unless checks are voided pursuant to the Electronic Presentment Agreement referenced below) that are made available to Approved Courier from the SSMs and shall deliver them to the Approved Vault Bank pursuant to the Contract. If instructed by ACE (and approved by the Collateral Agent and the Administrative Agent) that an Electronic Presentment Agreement has been executed, Approved Courier shall continue to pick up all voided checks and shall deliver them to Texas Capital Bank for safekeeping ("Texas Capital") pursuant to the Contract.

                  (c) The instructions provided by ACE pursuant to this Paragraph 2 may be revoked at any time by notice to that effect by an authorized representative of the Collateral Agent given to Approved Courier and/or to the attention of the Branch Manager or, in his or her absence, an Assistant Branch Manager, of the Approved Vault Bank and any such oral notice shall be confirmed in writing by certified mail or express delivery service not

AT SYSTEMS SOUTHWEST, INC.
December 18, 2002
Page 6


later than the business day next following the date or time such notice is effective.

                  3. By accepting this letter agreement, Approved Courier represents that the Contract is in full force and effect and that Approved Courier will not amend the Contract in any manner except in accordance with paragraph 1(c) hereof. Approved Courier agrees that the Contract will not be terminated without at least ten (10) days' prior written notice to the Collateral Agent and prior to any such termination all Property shall be collected and delivered to the Approved Vault Bank (or, in the case of voided checks, Texas Capital as set forth in paragraph 2(b) above).

                  This letter agreement shall be governed by and construed in accordance with the laws of the State of Texas.

                  Approved Courier covenants and agrees that prior to the date which is one year and one day (or the then applicable preference period) after the date upon which all obligations under the Loan Agreement have been paid in full, Approved Courier will not institute against, or join any other party in instituting against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

                  If the foregoing accurately sets forth our agreements with respect to the subject matter hereof, please sign below as indicated and return a signed copy thereof to the following, which are also the addresses for notice to the Collateral Agent and the Borrower (subject to change only by prior notice from the Collateral Agent or the Borrower to you as provided in Paragraph l(a) hereof): US Bank, 180 East Fifth Street, St. Paul, Minnesota 55101 (Attention:
Structured Finance/ACE Cash Express), facsimile no. (651) 244-1797; and to the Borrower, 1231 Greenway Drive, Suite 800, Irving, Texas 75038 (Attention: Joe Conner), facsimile no. (972) 550-5150. This letter agreement may be executed in multiple counterparts.

AT SYSTEMS SOUTHWEST, INC.
December 18, 2002
Page 7



                  Thank you.

                                        Yours very truly,

                                        ACE Funding LLC

                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------

AT SYSTEMS SOUTHWEST, INC.
December 18, 2002
Page 8


Approved as of the date first above written:


ACE CASH EXPRESS, INC.

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, as Administrative Agent and Liquidity Agent

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


Address: 609 Fifth Avenue, 7th Floor
         New York, NY 10017

US BANK, N.A. as Collateral Agent

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


Address:  180 East Fifth Street
          St. Paul, Minnesota 55101

AT SYSTEMS SOUTHWEST, INC.
December 18, 2002
Page 9


Accepted and agreed to as of the date first above written:

AT SYSTEMS SOUTHWEST, INC.

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                   SCHEDULE I



SSM Location               Approved Vault Bank               Approved Vault Bank
                                                                   Contact

                                                                        ANNEX VI


                                 ACE FUNDING LLC
                         1231 GREENWAY DRIVE, SUITE 800
                               IRVING, TEXAS 75038


                                December 18, 2002

LOOMIS, FARGO & CO.
3030 LBJ Freeway, Suite 1394
Dallas, TX 75234 (if necessary) and deliver to the Collat

Attn: John Brett

         Re: Custodial Acknowledgment in favor of the Collateral Agent (as hereinafter defined)

Ladies and Gentlemen:

                  ACE FUNDING LLC, a Delaware limited liability company (the "Borrower"), ACE CASH EXPRESS, INC., a Texas corporation, individually and as check casher ("ACE"), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the "Lender"), DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN ("DZ Bank"), as administrative agent for Lender (in such capacity, the "Administrative Agent") and as liquidity agent for Liquidity Providers (in such capacity, the "Liquidity Agent"), and U.S. Bank National Association, as collateral agent for the Secured Parties (as defined below) (in such capacity, the "Collateral Agent") as parties to that certain Loan and Servicing Agreement dated as of December 18, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") hereby notify you ("Approved Courier") and you hereby acknowledge, that the Borrower has assigned, pledged and granted to the Collateral Agent, for the benefit of the Secured Parties, a first and prior security interest in certain property of Borrower, including all currency, coin, checks, securities and other valuable property and proceeds thereof received, transported and delivered by you from time to time (the "Property") in accordance with the contract between you and the Borrower (as amended and supplemented the "Contract") and pertaining to locations of the self-service check cashing machines listed on Schedule I attached hereto as such schedule may be amended, restated,

LOOMIS, FARGO & CO.
December 18, 2002
Page 2



supplemented or otherwise modified from time to time with the consent of the Collateral Agent (the "SSMs") located in certain business premises of H&R Block Tax Services, Inc., to secure certain obligations and indebtedness of the Borrower owing to the "Secured Parties" as defined in the Loan Agreement.

                  1. Notwithstanding any provision to the contrary contained in the Contract:

                  (a) Approved Courier is hereby irrevocably authorized and directed by Borrower, upon the request of the Collateral Agent, to retrieveeral Agent or its designee (as the Collateral Agent may direct), to the applicable financial institution as indicated on the attached Schedule I ("Approved Vault Bank") any and all Property then and thereafter received, transported or delivered by Approved Courier pursuant to the Contract (including, without limitation, all Property contained in cartridges at the SSMs). All requests, instructions and notices to be given to Approved Courier pursuant to this letter agreement by the Collateral Agent may be oral or written (unless provided otherwise below) and shall be made by a Vice President of the Collateral Agent and shall be delivered to Approved Courier at the address indicated above, facsimile no. (972) 241-4642, phone no. (972) 241-9876 (subject to change only by prior written notice from Approved Courier to the Borrower and the Collateral Agent as provided in the last paragraph hereof) and to the attention of John Brett, with a copy to _____________________. All requests, instructions and notices shall be confirmed in writing, by telex, facsimile, certified mail or express delivery service not later than the second business day next following the date or time such request, instruction or notice is effective. Approved Courier shall have a reasonable period of time (but in any event not to exceed two business days) following the receipt of any request, instruction or notice to comply therewith. Approved Courier accepts and agrees to comply with the preceding authorization and direction, and with any such request or instruction from the Collateral Agent until such time as the Collateral Agent otherwise directs in writing, as provided above; provided, that Approved Courier shall incur no liability whatsoever to the Borrower or the

LOOMIS, FARGO & CO.
December 18, 2002
Page 3



Collateral Agent in acting upon any request or instruction which Approved Courier reasonably believes to have been given in the manner provided herein by an authorized representative of the Collateral Agent. Instructions of the Collateral Agent shall control, and, except as permitted by the Collateral Agent below in this letter agreement or otherwise in writing, the Borrower shall not have any right or authority whatsoever to instruct Approved Courier with respect to the Property.

                  (b) The Collateral Agent shall pay directly to Approved Courier all costs and expenses payable to Approved Courier pursuant to the Contract, including any additional cost or expense which Approved Courier shall require if Approved Courier is directed by the Collateral Agent to perform any service additional to or different from the services specifically set forth in the Contract to the extent funds are available in Account # 33480100 at the Collateral Agent (the "Trust Collection Account"). To the extent the Collateral Agent fails to pay the amounts referenced in the foregoing sentence, the Borrower (or ACE in the event the Borrower does not have sufficient funds) will pay such amounts. Approved Courier waives and disclaims any and all interest (whether ownership, security or otherwise), at law or in equity, including without limitation any right of offset or counterclaim against, or carrier's lien in, the Property and expressly agrees that the Borrower owns the Property, free and clear of all liens, interests, claims or other rights arising by, through or under Approved Courier.

                  (c) Neither this letter agreement nor the Contract shall be modified or amended without the prior written consent of Approved Courier, the Borrower, the Administrative Agent, ACE and the Collateral Agent. In that connection, it is agreed that the Contract may be amended to add thereto or to delete therefrom the location of the SSMs by an amendment duly executed by Approved Courier, the Collateral Agent, the Administrative Agent, ACE and the Borrower and that the Contract as amended shall thereafter continue in full force and effect.

LOOMIS, FARGO & CO.
December 18, 2002
Page 4



                  (d) Approved Courier hereby acknowledges that (i) the Property is legally and equitably owned by the Borrower and is not the property of the Approved Vault Bank, the owner of any SSM, H&R Block, ACE or any other party,
(ii) the Collateral Agent has been granted by the Borrower and currently holds a security interest in the Property and (iii) pursuant to such grant, the Collateral Agent has the right to exercise the rights of the Borrower under the Contract. Approved Courier agrees and acknowledges that at all times during which Approved Courier is in possession of Property received, transported and delivered by Approved Courier pursuant to the Contract, Approved Courier shall maintain possession of such Property in the capacity of a custodian and bailee of such Property for the benefit of the Collateral Agent on behalf of the Secured Parties for the purpose of perfecting the security interest of the Collateral Agent pursuant to applicable provisions of the Uniform Commercial Code or other applicable law, subject and pursuant to the provisions of the Contract as amended from time to time and pursuant to the provisions of this letter agreement.

                  (e) Approved Courier agrees to provide the Collateral Agent with such information and records relating solely to the performance of the Contract as the Collateral Agent may reasonably request from time to time; provided that, Approved Courier shall furnish to the Borrower a copy of all such information and records which are so provided to the Collateral Agent.

                  (f) In the event of loss of the Property, the Collateral Agent, the Borrower or ACE (each of the Borrower and ACE as agent for the Collateral Agent) shall have the right to present a claim to Approved Courier for loss reimbursement in the manner specified and allowed under the terms of the Contract. All such loss reimbursements shall be deposited directly into the Vault Collection Account ("Vault Collection Account") designated from time to time by the Collateral Agent at the applicable Approved Vault Bank to satisfy any outstanding obligations under the Loan Agreement.

LOOMIS, FARGO & CO.
December 18, 2002
Page 5





                  (g) Approved Courier shall have no liability in the event of any dispute involving ownership of the Property or any other matter relating to this letter agreement other than Approved Courier's nonperformance of its obligations set forth herein, and the Borrower agrees to pay all court costs and reasonable attorneys' fees which Approved Courier may incur as a result of any such dispute.

                  2. Until notice is given to the Approved Courier by the Collateral Agent under Paragraph 1 above:

                  (a) Approved Courier shall continue, pursuant to the Contract, to pick up sealed cartridges said or represented to contain currency at the Approved Vault Bank for delivery to the SSMs. The sealed cartridges shall be delivered by Approved Courier to the SSMs specifically designated in writing by ACE, as check casher, but (notwithstanding any provision of the Contract to the contrary) no cartridge shall be delivered to any location other than one or more of the SSMs.

                  (b) Furthermore, Approved Courier shall continue to pick up sealed cartridges said to contain all excess cash and items other than checks and checks (unless checks are voided pursuant to the Electronic Presentment Agreement referenced below) that are made available to Approved Courier from the SSMs and shall deliver them to the Approved Vault Bank pursuant to the Contract. If instructed by ACE (and approved by the Collateral Agent and the Administrative Agent) that an Electronic Presentment Agreement has been executed, Approved Courier shall continue to pick up all voided checks and shall deliver them to Texas Capital Bank for safekeeping ("Texas Capital") pursuant to the Contract.

                  (c) The instructions provided by ACE pursuant to this Paragraph 2 may be revoked at any time by notice to that effect by an authorized representative of the Collateral Agent given to Approved Courier and/or to the attention of the Branch Manager or, in his or her absence, an Assistant Branch Manager, of the Approved Vault Bank and any such oral notice shall be confirmed in writing by certified mail or express delivery service not later than the business day next following the date or time such notice is effective.

LOOMIS, FARGO & CO.
December 18, 2002
Page 6




                  3. By accepting this letter agreement, Approved Courier represents that the Contract is in full force and effect and that Approved Courier will not amend the Contract in any manner except in accordance with paragraph 1(c) hereof. Approved Courier agrees that the Contract will not be terminated without at least ten (10) days' prior written notice to the Collateral Agent and prior to any such termination all Property shall be collected and delivered to the Approved Vault Bank (or, in the case of voided checks, Texas Capital as set forth in paragraph 2(b) above).

                  This letter agreement shall be governed by and construed in accordance with the laws of the State of Texas.

                  Approved Courier covenants and agrees that prior to the date which is one year and one day (or the then applicable preference period) after the date upon which all obligations under the Loan Agreement have been paid in full, Approved Courier will not institute against, or join any other party in instituting against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

                  If the foregoing accurately sets forth our agreements with respect to the subject matter hereof, please sign below as indicated and return a signed copy thereof to the following, which are also the addresses for notice to the Collateral Agent and the Borrower (subject to change only by prior notice from the Collateral Agent or the Borrower to you as provided in Paragraph l(a) hereof): US Bank, 180 East Fifth Street, St. Paul, Minnesota 55101 (Attention:
Structured Finance/ACE Cash Express), facsimile no. (651) 244-1797; and to the Borrower, 1231 Greenway Drive, Suite 800, Irving, Texas 75038 (Attention: Joe Conner), facsimile no. (972) 550-5150. This letter agreement may be executed in multiple counterparts.

LOOMIS, FARGO & CO.
December 18, 2002
Page 7




                  Thank you.

                                                 Yours very truly,

                                                 ACE Funding LLC

                                                 By:
                                                    --------------------------
                                                 Name:
                                                      ------------------------
                                                 Title:
                                                       -----------------------

LOOMIS, FARGO & CO.
December 18, 2002
Page 8





Approved as of the date first above written:


ACE CASH EXPRESS, INC.

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, as Administrative Agent and Liquidity Agent

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

Address: 609 Fifth Avenue, 7th Floor
         New York, NY 10017

US BANK, N.A. as Collateral Agent

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

Address:  180 East Fifth Street
          St. Paul, Minnesota 55101

LOOMIS, FARGO & CO.
December 18, 2002
Page 9





Accepted and agreed to as of the date first above written:

LOOMIS, FARGO & CO.

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                   SCHEDULE I



SSM Location               Approved Vault Bank               Approved Vault Bank
                                                                   Contact

                                    Annex VI


[U.S. Bank logo]


November 21, 2002


Mr. Michael J. Briskey
Vice President of Finance
Ace Cash Express, Inc.
1231 Greenway Drive
Suite 800
Irving, TX 75038-9904

Re:      ACE CASH EXPRESS, INC. "Borrower"
         FACILITY WITH AUTOBAHN FUNDING COMPANY LLC "Lender"

Dear Mr. Briskey:

Thank you for the upcoming appointment as Collateral Agent for the referenced financing.

Further to your conversation with Patrick Preece, I have enclosed a schedule of fees for our services. We reserve the right to amend our fees following the review of final documents and responsibilities.

U.S. Bank is a major provider of trust services and document file custody for issuers all over the world. Demonstrating our commitment to the business, U.S. Bank has one of the largest corporate trust businesses in the country, with offices in twenty-six U.S. cities. The bank's long-term rating is currently Aa2, A+, AA- from Moody's Investors Service, Standard & Poor's and Fitch IBCA, respectively. U.S. Bank's balance sheet reflects $173 billion in assets and is currently ranked as the eighth largest bank holding company in the United States.

Bear in mind that U.S. Bank can offer:

         o efficiency with funds movement due to our current role as issuing and paying agent on Autobahn Funding LLC

         o experience on over 925 current mortgage and asset-backed appointments with aggregate outstandings in excess of $300 billion

         o top five ranking in the year 2001 in aggregate dollar volume of new public asset-backed trusteeships according to Thomson Financial Securities Data

         o        Delaware office qualifying U.S. Bank as a Delaware Owner
                  Trustee

Ace cash Express, Inc.
Page 2


         o one of the most experienced corporate trust asset/mortgage-backed administrative teams in the industry

         o        resources and commitment to meet expected financing deadlines

         o internet access to complete account information including asset positions, account balances, trade settlement activity and historical transaction data

Please feel free to call me at (212) 361-2548 if you should have any questions. We look forward to working with you on this opportunity and expanding your relationship with U.S. Bank.

Sincerely,



Edward F. Kachinski
Senior Vice President

Enclosure(s)

cc:      Patrick Preece
         DZ Bank

         Mark Parsa
         DZ Bank

                         U.S. BANK NATIONAL ASSOCIATION

                                SCHEDULE OF FEES
                                 FOR SERVICES AS

                                COLLATERAL AGENT

                                       FOR

                        ACE CASH EXPRESS, INC. "BORROWER"
                   FACILITY WITH AUTOBAHN FUNDING LLC "LENDER"


INITIAL ACCEPTANCE FEE:                                                                         $*
The acceptance fee includes the review and execution of the documents related to the transaction and initial set-up of the account. Payable at the closing.

MONTHLY ADMINISTRATION FEE (JANUARY 15, 2003 - APRIL 15, 2003):                                 $*
The fee includes the Collateral Agent's duties as outlined in the governing documents. The administration fee assumes that the trust accounts will be invested in our automated sweep vehicles that are rated Aaa, AAAm by Moody's
Investors Service and Standard & Poor's Corporation, respectively. Payable monthly from the transaction cash distributions for the four-month term.

OUT-OF-POCKET EXPENSES:                                                                         $*
Includes all related expenses, including but not limited to: postage, travel, counsel fees and their disbursements. Attorney's fees for review of the transaction will not exceed $6,000.00 barring unforeseen complications in the closing. U.S. Bank will use Dorsey & Whitney as Collateral Agent's counsel.

Final account acceptance is subject to review of documents. Fees are based on our understanding of the transaction and are subject to revision if the structure is changed. In the event that this transaction does not close, any related out-of-pocket expenses we incur will be billed to you at cost.

DATED:  November 21, 2002


----------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                         U.S. BANK NATIONAL ASSOCIATION

                                  CONTACT LIST

                                       FOR

                        ACE CASH EXPRESS, INC. "BORROWER"
                   FACILITY WITH AUTOBAHN FUNDING LLC "LENDER"


U.S. Bank National Association                     Account            Eve Kaplan
180 East Fifth Street                              Manager:           Vice President
St. Paul, MN 55101                                                    Tel: (651) 244-0727
                                                                      Fax: (651) 244-1797
                                                                      E-Mail: eve.kaplan@usbank.com

                                                                      Toby Robillard
                                                                      Assistant Vice President
                                                                      Tel: (651) 244-1171
                                                                      Fax: (651) 244-0089
                                                                      E-Mail: toby.robillard@usbank.com

Dorsey & Whitney                                   Counsel:           Michael Reeslund, Esq.
50 South Sixth Street                                                 Tel: (612) 340-2960
Suite 1500                                                            Fax: (612) 340-8738
Minneapolis, MN 55402-1498                                            E-Mail: reeslund.mike@dorseylaw.com

U.S. Bank National Association                     Business           Edward Kachinski
100 Wall Street                                    Development:       Senior Vice President
16th Floor                                                            Tel: (212) 361-2548
New York, NY 10005                                                    Fax: (212) 514-6841
                                                                      E-Mail: Edward.kachinski@usbank.com